EXHIBIT 10.1

EXECUTION VERSION

____________________________________________________

____________________________________________________

CREDIT AGREEMENT

dated as of August 8, 2013

among

TRIBUTE PHARMACEUTICALS CANADA INC.

as Borrower,

THE LENDERS PARTY HERETO,

as Lenders,

and

SWK FUNDING LLC,

as Agent, Sole Lead Arranger and Sole Bookrunner

____________________________________________________

____________________________________________________

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Table of Contents

i

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 3	Yield Protection.	22
	Taxes	22
	Increased Cost	25
	[Reserved]	26
	Manner of Funding; Alternate Funding Offices	26
	Conclusiveness of Statements; Survival	26

Section 4	Conditions Precedent.	26
	Prior Debt	26
	Delivery of Loan Documents	26
	Fees	28
	Warrants	28
	Representations, Warranties, Defaults	28
	Diligence	28
	Corporate Matters	29
	No Indictable Offenses	29

Section 5	Representations and Warranties.	29
	Organization	29
	Authorization; No Conflict	29
	Validity; Binding Nature	29
	Financial Condition	30
	No Material Adverse Change	30
	Litigation	30
	Ownership of Properties; Liens	30
	Capitalization	30
	[Reserved]	31
	Investment Company Act	31
	No Default	31
	Margin Stock	31
	Taxes	31
	Solvency	31
	Environmental Matters	31
	Insurance	32
	Information	32
	Intellectual Property and Products	32
	Restrictive Provisions	33
	[Reserved]	33
	Material Contracts	33
	Compliance with Laws; Health Care Laws	33
	Existing Indebtedness; Investments, Guarantees and Certain Contracts	35
	Affiliated Agreements	35

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

	Names; Locations of Offices, Records and Collateral; Deposit Accounts	35
	Non-Subordination	35
	Broker’s or Finder’s Commissions	35
	Anti-Terrorism; OFAC	36
	Security Interest	36
	Survival	36

Section 6	Affirmative Covenants.	36
	Information	36
	Annual Report	37
	Interim Reports	37
	Revenue-Based Payment Reconciliation	38
	Compliance Certificate	38
	Reports to Governmental Authorities and Shareholders	38
	Notice of Default; Litigation; ERISA Matters	38
	Management Report	39
	Projections	39
	Updated Schedules to Guarantee and Collateral Agreement	39
	Other Information	40
	Books; Records; Inspections	40
	Conduct of Business; Maintenance of Property; Insurance	40
	Compliance with Laws; Payment of Taxes and Liabilities	42
	Maintenance of Existence	42
	[Reserved]	42
	Environmental Matters	42
	Further Assurances	42
	Compliance with Health Care Laws	43
	Cure of Violations	44
	Corporate Compliance Program	44
	Payment of Debt	44

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 7	Negative Covenants.	44
	Debt	44
	Liens	45
	Dividends; Redemption of Equity Interests	47
	Mergers; Consolidations; Asset Sales	47
	Modification of Organizational Documents	48
	Use of Proceeds	48
	Transactions with Affiliates	48
	Inconsistent Agreements	48
	Business Activities	49
	Investments	49
	Restriction of Amendments to Certain Documents	50
	Fiscal Year	50
	Financial Covenants	50
	Consolidated Unencumbered Liquid Assets	50
	Minimum Net Sales	50
	Deposit Accounts	51
	Subsidiaries	51
	Food and Drug Matters	51
	Name; Permits; Dissolution; Insurance Policies; Disposition of Collateral; Taxes; Trade Names	52
	Truth of Statements	52

Section 8	Events of Default; Remedies.	52
	Events of Default	52
	Non-Payment of Credit	52
	Default Under Other Debt	52
	Bankruptcy; Insolvency	53
	Non-Compliance with Loan Documents	53
	Representations; Warranties	53
	[Reserved]	53
	Judgments	53
	Invalidity of Loan Documents or Liens	54
	Invalidity of Subordination Provisions	54
	Change of Control	54
	Withdrawals, Recalls, Adverse Test Results and Other Matters	54
	Remedies	55

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 9	Agent.	55
	Appointment; Authorization	55
	Delegation of Duties	56
	Limited Liability	56
	Reliance	56
	Notice of Default	56
	Credit Decision	57
	Indemnification	57
	Agent Individually	57
	Successor Agent	58
	Collateral and Guarantee Matters	58
	Subordinated Debt	59
	Actions in Concert	59

Section 10	Miscellaneous.	59
	Waiver; Amendments	59
	Notices	60
	Computations	61
	Costs; Expenses	61
	Indemnification by Borrower	62
	Marshaling; Payments Set Aside	62
	Nonliability of Lenders	62
	Assignments; Participations	63
	Assignments	63
	Participations	64
	Confidentiality	65
	Captions	66
	Nature of Remedies	66
	Counterparts	66
	Severability	66
	Entire Agreement	66
	Successors; Assigns	67
	Governing Law	67
	Forum Selection; Consent to Jurisdiction	67
	Waiver of Jury Trial	68
	Patriot Act	68

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CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annexes

Annex I	Commitments and Pro Rata Term Loan Shares
Annex II	Addresses

Exhibits		A-1

Exhibit A	Form of Assignment Agreement	A-1
Exhibit B	Form of Compliance Certificate	B-1
Exhibit C	Form of Note	C-1
Exhibit D	Form of Subsequent Term Loan Warrant	D-1

Schedules

Schedule 1.1	Pending Acquisitions as of the Closing Date
Schedule 4.1	Prior Debt
Schedule 5.1	Jurisdictions of Qualification
Schedule 5.8	Capitalization
Schedule 5.16	Insurance
Schedule 5.18(a)	Borrower’s Registered Intellectual Property
Schedule 5.18(b)	Products and Required Permits
Schedule 5.21	Material Contracts
Schedule 5.25	ANames
Schedule 5.25	BOffices
Schedule 5.27	Broker’s Commissions
Schedule 7.1	Existing Debt
Schedule 7.2	Existing Liens
Schedule 7.7	Transactions with Affiliates
Schedule 7.10	Existing Investments
Schedule 7.11	Restricted Material Contracts
Schedule 7.14	Deposit Accounts

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

CREDIT AGREEMENT

This Credit Agreement (“Agreement”) dated as of August 8, 2013, among Tribute Pharmaceuticals Canada Inc., a corporation incorporated under the laws of Ontario, Canada (“Borrower”), the financial institutions party hereto from time to time (“Lenders”) and SWK Funding LLC (in its individual capacity, “SWK”), as Agent for all Lenders.

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

Section 1 Definitions; Interpretation.

1.1 Definitions.

When used herein the following terms shall have the following meanings:

Account Control Agreement means, collectively, (a) that certain Blocked Account Agreement, by and among Borrower, Agent and HSBC Bank Canada, dated on or about the date hereof, as the same may be modified, amended or restated from time to time; (b) that certain Blocked Account Agreement (with a trigger), by and among Borrower, Agent and Bank of Montreal, dated on or about the date hereof, as the same may be modified, amended or restated from time to time; and (c) any similar control agreement entered into from time to time, at Agent's request, among Borrower, Agent and any third party bank or financial institution at which Borrower maintains a Deposit Account.

Acquisition means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of all or substantially all of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, (c) the acquisition of a product license or a product line (excluding, for purposes of Section 7.10 hereof, any pending Acquisitions as of the Closing Date as set forth on Schedule 1.1 hereto), or (d) a merger or consolidation or any other combination (other than a merger, consolidation or combination that effects a Disposition) with another Person (other than a Person that is already a Subsidiary).

Affiliate of any Person means (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any employee, manager, officer or director of such Person and (c) with respect to any Lender, any entity administered or managed by such Lender or an Affiliate or investment advisor thereof which is engaged in making, purchasing, holding or otherwise investing in commercial loans.  For purposes of the definition of the term "Affiliate", a Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote twenty percent (20%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.  Unless expressly stated otherwise herein, neither Agent nor any Lender shall be deemed an Affiliate of Borrower or of any Subsidiary.

Agent means SWK in its capacity as administrative agent for all Lenders hereunder and any successor thereto in such capacity.

Agreement has the meaning set forth in the Preamble.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Approved Fund means (a) any fund, trust or similar entity that invests in commercial loans in the ordinary course of business and is advised or managed by (i) a Lender, (ii) an Affiliate of a Lender, (iii) the same investment advisor that manages a Lender or (iv) an Affiliate of an investment advisor that manages a Lender or (b) any finance company, insurance company or other financial institution which temporarily warehouses loans for any Lender or any Person described in clause (a) above.

Assignment Agreement means an agreement substantially in the form of Exhibit A.

Authorization shall have the meaning set forth in Section 5.22(b).

Average Exchange Rate has the meaning set forth in Section 1.2(b).

Borrower shall have the meaning set forth in the Preamble.

Business Day means any day on which commercial banks are open for commercial banking business in Ontario, Canada and Dallas, Texas, and, in the case of a Business Day which relates to the calculation of LIBOR, on which dealings are carried on in the London interbank eurodollar market.

Capital Lease means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

Cash Equivalent Investment means, at any time, (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, or corporate demand notes, in each case (unless issued by a Lender or its holding company) rated at least A-l by Standard & Poor’s Ratings Group or P-l by Moody’s Investors Service, Inc., (c) any certificate of deposit (or time deposit represented by a certificate of deposit) or banker’s acceptance maturing not more than one year after such time, or any overnight Federal Funds transaction that is issued or sold by any Lender (or by a commercial banking institution that is a member of the Federal Reserve System or is a U.S. branch of a foreign banking institution and has a combined capital and surplus and undivided profits of not less than $500,000,000), (d) term deposits, certificates of deposit or overnight bank deposits having maturities of one year or less from the date of acquisition, issued by any commercial bank organized under the laws of Canada or any of its provinces, having a combined capital and surplus of not less than $500,000,000 (e) any repurchase agreement entered into with any Lender (or commercial banking institution of the nature referred to in clauses (c) or (d) above) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (d) above and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder, (f) money market accounts or mutual funds which invest exclusively or substantially in assets satisfying the foregoing requirements, (g) cash and (h) other short term liquid investments approved in writing by Agent.

CDSA means the Controlled Drugs and Substances Act, S.C. 1996, C. 19, as amended, and all regulations promulgated thereunder.

Change of Control means the occurrence of any of the following, unless such action has been consented to in advance in writing by Agent in its sole discretion:

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i) any Person acquires the direct or indirect ownership of more than thirty-five percent (35%) of the issued and outstanding voting Equity Interests of Borrower;

(ii) fifty percent (50%) or more of the members of the Board of Directors (or other applicable governing body) of Borrower on any date shall not have been (x) members of the Board of Directors (or other applicable governing body) of Borrower on the date twelve (12) months prior to such date or (y) approved (by recommendation, nomination, election or otherwise) by Persons who constitute at least a majority of the members of the Board of Directors (or other applicable governing body) of Borrower as constituted on the date twelve (12) months prior to such date;

(iii) Borrower’s Equity Interests cease to be traded on a major Canadian and/or United States stock exchange, which, for greater certainty, shall include the OTCQB marketplace; or

(iv) any “change in/of control” or “sale” or “disposition” or “merger” or similar event as defined in any certificate of incorporation or formation or statement of designations or bylaws or operating agreement, as applicable, of Borrower or in any document governing indebtedness of any Loan Party (other than any Loan Documents) in excess of $250,000, individually or in the aggregate which gives the holder of such indebtedness the right to accelerate or otherwise require payment of such indebtedness prior to the maturity date thereof.

Closing Date means August 8, 2013.

Closing Date Warrant means that certain warrant issued to SWK by Borrower on the Closing Date.

Collateral has the meaning set forth in the Guarantee and Collateral Agreement.

Collateral Access Agreement means an agreement in form and substance reasonably satisfactory to Agent pursuant to which a mortgagee or lessor of real property on which Collateral (or any books and records) is stored or otherwise located, or a warehouseman, processor or other bailee of Inventory or other property owned by any Loan Party, acknowledges the Liens of Agent and waives (or, if approved by Agent, subordinates) any Liens held by such Person on such property, and, in the case of any such agreement with a mortgagee or lessor, permits Agent reasonable access to any Collateral stored or otherwise located thereon.

Collateral Documents means, collectively, the Guarantee and Collateral Agreement, the IP Security Agreement, each Notice and Consent Agreement, any Mortgage delivered in connection with the Loan from time to time, each Account Control Agreement and each other agreement or instrument pursuant to or in connection with which any Loan Party or any other Person grants a Lien in any Collateral to Agent for the benefit of Lenders, each as amended, restated or otherwise modified from time to time.

Competitor means any  Person whose primary source of revenue is earned directly from the business of acquisition, licensing, development, marketing or promotion of healthcare products.

Commitment means, as to any Lender, such Lender’s Pro Rata Term Loan Share.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Compliance Certificate means a certificate substantially in the form of Exhibit B.

Consolidated Net Income means, with respect to Borrower and its Subsidiaries, for any period, the consolidated net income (or loss) of Borrower and its Subsidiaries for such period, excluding any gains or non-cash losses from Dispositions, any extraordinary gains or extraordinary non-cash losses and any gains or non-cash losses from discontinued operations.

Consolidated Unencumbered Liquid Assets means any Cash Equivalent Investment owned by Borrower and its Subsidiaries on a consolidated basis which are not the subject of any Lien or other arrangement with any creditor to have its claim satisfied out of the asset (or proceeds thereof) prior to the general creditors of Borrower and such Subsidiaries other than the Lien for the benefit of Agent and Lenders.

Contingent Obligation means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person.  The amount of any Person’s obligation in respect of any Contingent Obligation shall be deemed to be the amount for which the Person obligated thereon is reasonably expected to be liable or responsible.

Contract Rate means a rate per annum equal to the LIBOR Rate plus eleven and one-half of one percent (11.5%).

Controlled Substances Act means the Drug Abuse Prevention and Control Act; Title 21 of the United States Code, 13 U.S.C, as amended from time to time as amended from time to time.

Copyrights shall mean all of Borrower’s (or if referring to another Person, such other Person’s) now existing or hereafter acquired right, title, and interest in and to: (i) copyrights, rights and interests in copyrights, works protectable by copyright, all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any political subdivision thereof, in the Canadian Intellectual Property Office or in any similar office or agency of Canada, any Province thereof, any political subdivision thereof, or in any other country, and all research and development relating to the foregoing; and (ii) all renewals of any of the foregoing.

DEA means the Federal Drug Enforcement Administration of the United States of America .

Debt of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all indebtedness evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (d) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), other than payment obligations, earn-outs and similar obligations of such Person arising in connection with an Acquisition or royalty payments or milestone payments in connection with the acquisition of a product line or product license (e) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (with the amount thereof being measured as the lesser of (x) the aggregate unpaid amount of such indebtedness and (y) the fair market value of such property), (f) all reimbursement obligations, contingent or otherwise, with respect to letters of credit (whether or not drawn), banker’s acceptances and surety bonds issued for the account of such Person, other than obligations that relate to trade accounts payable in the ordinary course of business, (g) all Hedging Obligations of such Person, (h) all Contingent Obligations of such Person in respect of Debt of others, (i) all indebtedness of any partnership of which such Person is a general partner except to the extent such Person is not liable for such Debt, and (j) all obligations of such Person under any synthetic lease transaction, where such obligations are considered borrowed money indebtedness for tax purposes but the transaction is classified as an operating lease in accordance with GAAP.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Debtor Relief Law” shall mean, collectively: (a) the Bankruptcy and Insolvency Act, R.S.C., 1985, C. B-3, as amended, and all regulations promulgated thereunder and the Companies’ Creditors Arrangement Act, R.S.C., 1985, C. C-36, as amended, and all regulations promulgated thereunder, (b) Title 11 of the United States Code, 11 U.S.C. § 101 et. seq., as amended from time to time, and (c) all other Canadian, United States or foreign applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally, in each case as amended from time to time.

Default means any event that, if it continues uncured, will, with the lapse of time or the giving of notice or both, constitute an Event of Default.

Default Rate means a rate per annum equal to the lesser of (i) three percent (3%) over the Contract Rate, or (ii) the maximum rate of interest permitted to be charged by applicable laws or regulation governing this Agreement until paid, such additional interest to be compounded annually.

Deposit Account shall mean, individually and collectively, any bank or other depository accounts of Borrower.

Disposition means, as to any asset or right of any Loan Party, (a) any sale, lease, assignment or other transfer (other than to any other Loan Party), but specifically excluding any license or sublicense, (b) any loss, destruction or damage thereof or (c) any condemnation, confiscation, requisition, seizure or taking thereof, in each case excluding (i) any Disposition where the Net Cash Proceeds of any sale, lease, assignment, transfer, condemnation, confiscation, requisition, seizure or taking which do not in the aggregate exceed $100,000 in any Fiscal Year, (ii) the sale of Inventory or Product in the ordinary course of business and (iii) issuance of equity securities permitted hereunder including any issuance of Equity Interests by Borrower.

Dollar and $ mean lawful money of the United States of America.

Drug Application means a new drug application, an abbreviated drug application, or a product license application for any Product, as appropriate, as those terms are defined in the FD&C Act, and as may be similarly defined or expressed under the FDA Canada, the CDSA, or as related to or in connection with any drug application under, but not limited to, the FDA Canada, Health Canada, the Therapeutic Products Directorate of Health Canada or the CDSA

EBITDA means, for any Person and its Subsidiaries for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income for such period (and without duplication), (i) Interest Expense, (ii) income tax expense (including tax accruals), (iii) depreciation and amortization, (iv) in the case of the Loan Parties, management fees, transaction fees and out-of-pocket expenses paid to its Affiliates to the extent permitted under Section 7.3, (v) nonrecurring cash fees, costs and expenses incurred in connection with the Acquisitions of product licenses and product lines from a third party, and milestone and royalty payments to any third party, in relation to any Material Contract or any other Acquisition made prior to the date of this Agreement, (vi) non-cash expenses relating to equity-based compensation or purchase accounting and (vii) other non-recurring and/or non-cash expenses or charges approved by the Agent.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Environmental Claims means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment or any Person or property.

Environmental Laws means all present or future foreign, federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to any matter arising out of or relating to the effect of the environment on health and safety, or pollution or protection of the environment or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, release, control or cleanup of any Hazardous Substance.

Equity Interests means, with respect to any Person, its equity ownership interests, its common stock and any other capital stock or other equity ownership units of such Person authorized from time to time, and any other shares, options, interests, participations or other equivalents (however designated) of or in such Person, whether voting or nonvoting, including, without limitation, common stock, options, warrants, preferred stock, phantom stock, membership units (common or preferred), stock appreciation rights, membership unit appreciation rights, convertible notes or debentures, stock purchase rights, membership unit purchase rights and all securities convertible, exercisable or exchangeable, in whole or in part, into any one or more of the foregoing.

Event of Default means any of the events described in Section 8.1.

Excluded Taxes has the meaning set forth in Section 3.1(a).

Exempt Accounts means any Deposit Accounts, securities accounts or other similar accounts (i) into which there are deposited no funds other than those intended solely to cover compensation to employees of the Loan Parties (and related contributions to be made on behalf of such employees to health and benefit plans) plus balances for outstanding checks for compensation and such contributions from prior periods; or (ii) constituting employee withholding accounts and contain only funds deducted from pay otherwise due to employees for services rendered to be applied toward the tax obligations of such  Person or its employees.

Exit Fee shall have the meaning set forth in Section 2.7(b).

Fair Valuation shall mean the determination of the value of the consolidated assets of a Person on the basis of the amount which may be realized by a willing seller within a reasonable time through collection or sale of such assets at market value on a going concern basis to an interested buyer who is willing to purchase under ordinary selling conditions in an arm’s length transaction.

FD&C Act means the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. §§ 301 et seq., as amended.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

FDA means the Food and Drug Administration of the United States of America.

FDA Canada means the Food and Drugs Act, R.S.C. 1985, C. F-27, as amended, and all regulations promulgated thereunder.

FDA Law and Regulation means the provisions of the FD&C Act and all applicable regulations promulgated by the FDA.

FDA Products means any finished products sold by Borrower or any of the other Loan Parties for itself or for a third party that are subject to applicable Health Care Laws.

Fiscal Quarter means a calendar quarter of a Fiscal Year.

Fiscal Year means the fiscal year of Borrower and its Subsidiaries, which period shall be the 12-month period ending on December 31 of each year.

Foreign Lender means any Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the IRC.

FRB means the Board of Governors of the Federal Reserve System or any successor thereto.

GAAP means generally accepted accounting principles in effect in the United States of America set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

Governmental Authority means any nation or government, any state or other political subdivision thereof, and any agency, branch of government, department or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other Person owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing, whether domestic or foreign.  Governmental Authority shall include any agency, branch or other governmental body charged with the responsibility and/or vested with the authority to administer and/or enforce any Health Care Laws.

Guarantee and Collateral Agreement means the Guarantee and Collateral Agreement dated as of the Closing Date by each Loan Party signatory thereto in favor of Agent and Lenders.

Hazardous Substances means hazardous waste, pollutant, contaminant, toxic substance, oil, hazardous material, chemical or other substance regulated by any Environmental Law.

Health Canada means the Canadian federal government department established pursuant to the Department of Health Act (Canada) responsible for the administration of various statutes, including, among others, the Food and Drugs Act (Canada) R.S.C. 1985, c. F-27 and the regulations thereunder, each as amended from time to time.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Health Care Laws mean all foreign, federal and state fraud and abuse laws relating to the regulation of pharmaceutical products, including but not limited to (i) the federal Anti-Kickback Statute (42 U.S.C. (§1320a-7b(b)), the Stark Law (42 U.S.C. §1395nn and §1395(q)), the civil False Claims Act (31 U.S.C. §3729 et seq.), TRICARE (10 U.S.C. Section 1071 et seq.), Section 1320a-7 and 1320a-7a of Title 42 of the United States Code and the regulations promulgated pursuant to such statues; (ii) the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191) and the regulations promulgated thereunder, (iii) Medicare (Title XVIII of the Social Security Act) and the regulations promulgated thereunder; (iv) Medicaid (Title XIX of the Social Security Act) and the regulations promulgated thereunder; (v) the FD&C Act and all applicable requirements, regulations and guidances issued thereunder by the FDA (including FDA Law and Regulation); (vi) the Controlled Substances Act, as amended, and all applicable requirements, regulations and guidances issued thereunder by the DEA; (vii) the CDSA; (viii) the FDA Canada; (ix) quality, safety and accreditation standards and requirements of all applicable foreign and domestic federal, provincial or state laws or regulatory bodies; (x) all applicable licensure laws and regulations; (xi) all applicable professional standards regulating healthcare providers, healthcare professionals, healthcare facilities, clinical research facilities or healthcare payors; and (xii) any and all other applicable health care laws (whether foreign or domestic), regulations, manual provisions, policies and administrative guidance, including those related to the corporate practice of medicine, fee-splitting, state anti-kickback or self-referral prohibitions, each of (i) through (xii) as may be amended from time to time.

Hedging Obligation means, with respect to any Person, any liability of such Person under any interest rate, currency or commodity swap agreement, cap agreement or collar agreement, and any other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.  The amount of any Person’s obligation in respect of any Hedging Obligation shall be deemed to be the incremental obligation that would be reflected in the financial statements of such Person in accordance with GAAP.

Intellectual Property shall mean all present and future:  trade secrets, know-how and other proprietary information; Trademarks and Trademark Licenses (as defined in the Guarantee and Collateral Agreement), internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; Copyrights (including Copyrights for computer programs, but excluding commercially available off-the-shelf software and any Intellectual Property rights relating thereto) and Copyright Licenses (as defined in the Guarantee and Collateral Agreement) and all tangible and intangible property embodying the Copyrights, unpatented inventions (whether or not patentable); Patents and Patent Licenses (as defined in the Guarantee and Collateral Agreement); industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom, books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; customer lists and customer information, the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing.

Indemnified Taxes has the meaning set forth in Section 3.1(a).

Interest Expense means for any period the consolidated interest expense of Borrower and its Subsidiaries for such period (including all imputed interest on Capital Leases).

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Inventory has the meaning set forth in the Guarantee and Collateral Agreement.

Investment means, with respect to any Person, (a) the purchase of any debt or equity security of any other Person, (b) the making of any loan or advance to any other Person, (c) becoming obligated with respect to a Contingent Obligation in respect of obligations of any other Person (other than travel and similar advances to employees in the ordinary course of business) or (d) the making of an Acquisition.

IP Security Agreement means the Intellectual Property Security Agreement dated as of the Closing Date by each Loan Party signatory thereto in favor of Agent and the Lenders.

IRC means the Internal Revenue Code of 1986, as amended.

IRS means the United States Internal Revenue Service.

Legal Costs means, with respect to any Person, all reasonable, duly documented, out-of-pocket fees and charges of any counsel, accountants, auditors, appraisers, consultants and other professionals to such Person, and all court costs and similar legal expenses.

Lenders has the meaning set forth in the Preamble.

LIBOR Rate means a fluctuating rate per annum equal to the rate of interest which is identified and normally published by Bloomberg Professional Service page USD-LIBOR-BBA (BBAM) as the offered rate for loans in Dollars for a three (3) month period, rounded upwards, if necessary, to the nearest 1/8 of 1%.  The rate is set by the British Bankers Association as of 11:00 a.m. (London time) as determined two (2) Business Days prior to each Payment Date, and effective on the Payment Date immediately following such determination date.  If Bloomberg Professional Service (or another nationally-recognized rate reporting source acceptable to Agent) no longer reports the LIBOR Rate or Agent determines in good faith that the rate so reported no longer accurately reflects the rate available to Agent in the London Interbank Market or if such index no longer exists or if page USD-LIBOR-BBA (BBAM) no longer exists or accurately reflects the rate available to Agent in the London Interbank Market, Agent may select a replacement index that approximates as near as possible such prior index.  Notwithstanding the foregoing, in no event shall the LIBOR Rate ever be less than two percent (2%) per annum at any time.

Lien means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

Loan Documents means this Agreement, the Notes, the Post Closing Agreement, the Collateral Documents and all documents, instruments and agreements delivered in connection with the foregoing.

Loan Party means Borrower and each of its Subsidiaries.

Loan or Loans means, individually and collectively the Term Loans and any other advances made by Agent and Lenders in accordance with the Loan Documents.

Margin Stock means any “margin stock” as defined in Regulation T, U or X of the FRB.

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Material Adverse Effect means (a) a material adverse change in, or a material and adverse effect upon, the financial condition, operations, assets, business or properties of the Loan Parties taken as a whole, (b) a material impairment of the ability of any Loan Party to perform any of its payment Obligations under any Loan Document or (c) a material and adverse effect upon any material portion of the Collateral under the Collateral Documents or upon the legality, validity, binding effect or enforceability against any Loan Party of any material Loan Document.  For the avoidance of doubt, the investigation, inspection, examination, audit or view of the operations of any Loan Party in the ordinary course of business by any Governmental Authority shall not in itself be deemed to be a Material Adverse Effect or be deemed to be an event that could or would reasonably be expected to result in or have a Material Adverse Effect.

Material Contract has the meaning assigned in Section 5.21 hereof.

Mortgage means a mortgage, deed of trust, leasehold mortgage or similar instrument granting Agent a Lien on a real property interest of any Loan Party, each as amended, restated or otherwise modified from time to time.

Net Cash Proceeds means:

(a) with respect to any Disposition, the aggregate cash proceeds (including cash proceeds received pursuant to policies of insurance and by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by any Loan Party pursuant to such Disposition net of (i) the reasonable direct costs relating to such Disposition (including sales commissions and legal, accounting and investment banking fees, commissions and expenses), (ii) any portion of such proceeds deposited in an escrow account pursuant to the documentation relating to such Disposition (provided that such amounts shall be treated as Net Cash Proceeds upon their release from such escrow account to and receipt by the applicable Loan Party), (iii) taxes and other governmental costs and expenses paid or reasonably estimated by a Loan Party to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), (iv) amounts required to be applied to the repayment of any Debt (together with any interest thereon, premium or penalty and any other amount payable with respect thereto) secured by a Lien that has priority over the Lien, if any, of Agent on the asset subject to such Disposition, (v) reserves for purchase price adjustments and retained liabilities reasonably expected to be payable by the Loan Parties in connection therewith established in accordance with GAAP (provided that if, upon the final determination of the amount paid in respect of such purchase price adjustments and retained liabilities, the actual amount of purchase price adjustments and retained liabilities paid is less than such reserves, the difference shall, at such time, constitute Net Cash Proceeds) and (vi) (A) with respect to any Disposition described in clauses (a), (b) or (c) of the definition thereof, all money actually applied within 180 days to replace such assets to be used in the business of Borrower and the Subsidiaries, and (B) with respect to any Disposition, all money actually applied within 180 days to replace the assets in question or to repair or reconstruct damaged property or property affected by loss, destruction, damage, condemnation, confiscation, requisition, seizure or taking; and

(b) with respect to any issuance of equity securities, the aggregate cash proceeds received by Borrower or any Subsidiary pursuant to such issuance, net of the reasonable direct costs relating to such issuance (including reasonable sales and underwriter’s commission, legal and accounting fees and fees to any Governmental Authority).

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Net Sales means the gross amount billed or invoiced by Borrower and its Subsidiaries for its and their sales of pharmaceutical products to independent customers, less deductions for (a) quantity, trade, cash or other discounts, allowances, credits or rebates (including customer rebates) actually allowed or taken, (b) amounts deducted, repaid or credited by reason of rejections or returns of goods and government mandated rebates, or because of chargebacks or retroactive price reductions, (c) charges for freight, handling, postage, transportation, insurance and other shipping charges and (d) taxes, tariffs, duties or other governmental charges or assessments (including any sales, value added or similar taxes other than an income tax) levied, absorbed or otherwise imposed on or with respect to the production, sale, transportation, delivery or use of pharmaceutical products.  A pharmaceutical product shall be considered sold when billed out or invoiced.  To the extent applicable, components of Net Sales shall be determined in the ordinary course of business in accordance with historical practice and using the accrual method of accounting in accordance with GAAP.  For the purposes of calculating Net Sales, the Lenders and Agent understand and agree that (i) Affiliates of the Borrower shall not be regarded as independent customers and (ii) Net Sales shall not include pharmaceutical products distributed for product development purposes, including for use in pre-clinical trials.

Note means a promissory note substantially in the form of Exhibit C.

Notice and Consent Agreement means, individually and collectively, each of those certain Collateral Assignments to be entered into in accordance with the Post Closing Agreement.

Obligations means all liabilities, indebtedness and obligations (monetary (including post-petition interest, allowed or not) or otherwise) of any Loan Party under this Agreement, any other Loan Document or any other document or instrument executed in connection herewith or therewith which are owed to any Lender or Affiliate of a Lender, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

OFAC  shall mean the U.S. Department of Treasury’s Office of Foreign Asset Control.

Operating Lease means any lease of (or other agreement conveying the right to use) any real or personal property by Borrower or any Subsidiary, as lessee, other than any Capital Lease.

Origination Fee shall have the meaning set forth in Section 2.7(a).

Paid in Full, Pay in Full or Payment in Full means, with respect to any Obligations, the payment in full in cash of all such Obligations (other than contingent indemnification obligations, yield protection and expense reimbursement to the extent no claim giving rise thereto has been asserted in respect of contingent indemnification obligations, and to the extent no amounts therefor have been asserted, in the case of yield protection and expense reimbursement obligations).

Patents shall mean all of Borrower’s (or if referring to another Person, such other Person’s) now existing or hereafter acquired right, title and interest in and to: (i) all patents, patent applications, inventions, invention disclosures and improvements, and all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any political subdivision thereof, in the Canadian Intellectual Property Office or in any similar office or agency of Canada, an Province thereof, any political subdivision thereof, or in any other country, and all research and development relating to the foregoing; and (ii) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing.

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Payment Date means the last Business Day of each of the months of October, January, April and July commencing in October 2013.

Permit shall mean collectively all licenses, leases, powers, permits, franchises, certificates, authorizations and approvals.

Permitted Liens means Liens permitted by Section 7.2.

Person means any natural person, corporation, partnership, trust, limited liability company, association, Governmental Authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

Post Closing Agreement means that certain Post-Closing Agreement, dated as of the Closing Date, by and among Borrower and Agent, as the same may be amended, modified or restated form time to time.

PPSA means the Personal Property Security Act (Ontario), R.S.O. 1990, C. P.10, as amended, and all regulations promulgated thereunder.

Prior Debt means the Debt listed on Schedule 4.1.

Pro Rata Term Loan Share means, with respect to any Lender, the applicable percentage (as adjusted from time to time in accordance with the terms hereof) specified opposite such Lender’s name on Annex I which percentage represents the aggregate percentage of the Term Loan Commitment held by such Lender, which percentage shall be with respect to the outstanding balance of the Term Loan as of any date of determination after the Term Loan Commitment has terminated.

Product means any products manufactured, sold, developed, tested or marketed by Borrower or any of its Subsidiaries, including without limitation, those products set forth on Schedule 5.18(b) (as updated from time to time in accordance with Section 6.1.2); provided, however, that if Borrower shall fail to comply with the obligations under Section 6.1.2 to give notice to Agent and update Schedule 5.18(b) prior to manufacturing, selling, developing, testing or marketing any new Product, any such improperly undisclosed Product shall be deemed to be included in this definition; and provided, further, that products manufactured by Borrower for unaffiliated third parties shall not be deemed “Products” hereunder.

Registered Intellectual Property means all applications, registrations and recordings for or of Patents, Trademarks or Copyrights filed by Borrower with any Governmental Authority, all internet domain name registrations owned by Borrower, and all proprietary software owned by Borrower.

Required Lenders means Lenders having an aggregate Pro Rata Term Loan Share in excess of 50%, collectively; provided, that if there are only two Lenders, then Required Lenders means both such Lenders (Lenders that are Affiliates of one another being considered as one Lender for purposes of this proviso).

Required Permit means a Permit (a) issued or required under applicable law to the business of Borrower or any of its Subsidiaries or necessary in the manufacturing, importing, exporting, possession, ownership, warehousing, marketing, promoting, sale, labeling, furnishing, distribution or delivery of goods or services under any laws applicable to the business of Borrower or any of its Subsidiaries (including, without limitation, any Health Care Laws) or any Drug Application (including without limitation, at any point in time, all licenses, approvals and permits issued by the FDA, Health Canada or any other applicable Governmental Authority necessary for the testing, manufacture, marketing or sale of any Product by any Borrower or its Subsidiary as such activities are being conducted by Borrower or its Subsidiary with respect to such Product at such time), and (b) issued by any Person from which Borrower or any of its Subsidiaries have received an accreditation.

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Responsible Officer shall mean the president, vice president or secretary of a Person, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants or delivery of financial information, the chief financial officer, the treasurer or the controller of a Person, or any other officer having substantially the same authority and responsibility, and in all cases such person shall be listed on an incumbency certificate delivered to Agent, in form and substance acceptable to Agent in its sole discretion.

Revenue-Based Payment has the meaning set forth in Section 2.9.1(a).

Royalties means the amount of any and all royalties, license fees and any other payments or income of any type actually received by the Borrower and its Subsidiaries (if any) with respect to sales of pharmaceutical products by independent licensees of the Borrower and its Subsidiaries, including any such payments characterized as a share of net profits, any up-front or lump sum payments, any milestone payments, commissions, fees or any other similar amounts, less deductions for amounts deducted, repaid or credited by reason of adjustments to the sales upon which royalty amounts are based, regardless of the reason for such adjustment to such sales.  For the purposes of calculating Royalties, the Lenders and Agent understand and agree that Affiliates of the Borrower shall not be regarded as independent licensees.

Solvent means, as to any Person at any time, that (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent, unmatured and unliquidated liabilities); (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to pay its debts and other liabilities (including subordinated, disputed, contingent, unmatured and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

Subordinated Debt means any unsecured Debt of Borrower or a Subsidiary that is subordinated, pursuant to documentation acceptable to Agent in its sole discretion, in right of payment and remedies to all of the Obligations and all of the Agent’s and Lender’s rights, Liens and remedies under or in relation to the Loan Documents.

Subsidiary means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, such number of outstanding shares or other equity interests as to have more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity.  Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of Borrower.

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Subsequent Term Loan Warrant means a warrant to be issued to SWK by Borrower, in the form attached hereto as Exhibit D, on or prior to the date of any subsequent Term Loan made by Lenders pursuant to Section 2.2.2.

SWK has the meaning set forth in the Preamble.

Taxes has the meaning set forth in Section 3.1(a).

Term Loan Commitment means $8,000,000.

Term Loan Maturity Date means August 8, 2018 or such earlier date on which the Commitments terminate pursuant to Section 8.

Term Loan has the meaning set forth in Section 2.1.

Trademarks shall mean all of Borrower’s (or if referring to another Person, such other Person’s) now existing or hereafter acquired right, title, and interest in and to:  (i) all of Borrower’s (or if referring to another Person, such other Person’s) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any political subdivision thereof, in the Canadian Intellectual Property Office or in any similar office or agency of Canada, an Province thereof, any political subdivision thereof, or in any other country, and all research and development relating to the foregoing; (ii) all renewals thereof; and (iii) all designs and general intangibles of a like nature.

Uniform Commercial Code means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

U.S. Lender means any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the IRC.

Wholly-Owned Subsidiary means, as to any Person, another Person all of the equity interests of which (except directors’ qualifying shares) are at the time directly or indirectly owned by such Person and/or another Wholly-Owned Subsidiary of such Person.

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1.2 Interpretation and Currency Conversion.

(a) In the case of this Agreement and each other Loan Document, (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms; (b) Annex, Exhibit, Schedule and Section references are to such Loan Document unless otherwise specified; (c) the term “including” is not limiting and means “including but not limited to”; (d) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including”; (e) unless otherwise expressly provided in such Loan Document, (i) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation; (f) this Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, all of which are cumulative and each shall be performed in accordance with its terms and (g) this Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to Agent, Borrower, Lenders and the other parties hereto and thereto and are the products of all parties; accordingly, they shall not be construed against Borrower, Agent or Lenders merely because of Borrower’s, Agent’s or Lenders’ involvement in their preparation.  Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of Agent’s judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole and absolute discretion of Agent and/or Lenders; and (b) deemed to have been given only by a specific writing intended for such purpose executed by Agent.

(b) For purposes of converting any amount reported or otherwise denominated in Canadian Dollars (CAD) to Dollars under or in connection with the Loan Documents, Agent shall calculate such currency conversion via the applicable exchange rate identified and normally published by Bloomberg Professional Service as the US Dollar/Canadian Dollar exchange rate as of the close of currency trading on each trading date during the applicable period of measurement (the “Average Exchange Rate”), or, if such currency conversion deals exclusively with a particular date of determination, as of the close of currency trading on such date of determination (or the following trading date to the extent no currency trading took place on such date of determination).  If Bloomberg Professional Service no longer reports such currency exchange rate, Agent shall select another nationally-recognized currency exchange rate reporting service selected by Agent in good faith.

Section 2 Credit Facility.

2.1 Term Loan Commitments.

On and subject to the terms and conditions of this Agreement, each Lender, severally and for itself alone, agrees to make a multi-draw term loan to Borrower (each such loan, a “Term Loan”) in such Lender’s applicable Pro Rata Term Loan Share of the Term Loan Commitment.  The Commitments of Lenders to make a Term Loan shall terminate concurrently with the making of such Term Loan on the Closing Date.  The Loan is not a revolving credit facility, and therefore, Term Loans which are repaid or prepaid by Borrower, in whole or in part, may not be re-borrowed.

2.2 Loan Procedures.

2.2.1 Initial Advance.

On the Closing Date, Lenders shall advance to Borrower an amount equal to Six Million and No/100 Dollars ($6,000,000), upon Borrower satisfaction of the conditions to closing described in Section 4 of this Agreement.

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2.2.2 Subsequent Term Loan.

Upon Agent’s receipt of a written request from Borrower for a subsequent advance of the Loan during the period beginning on the Closing Date and ending December 31, 2014, Lenders shall, so long as (i) no Default or Event of Default has occurred and is continuing and (ii) Agent shall have received the fully-executed Subsequent Term Loan Warrant, make one additional advance (within thirty (30) days of receipt by Agent of such written request for advance) to Borrower in an amount equal to Two Million and No/100 Dollars ($2,000,000).

2.3 Commitments Several.

The failure of any Lender to make the initial Term Loan on the Closing Date or any subsequent Term Loan in accordance with Section 2.2.2 above shall not relieve any other Lender of its obligation (if any) to make a Loan on the applicable date, but no Lender shall be responsible for the failure of any other Lender to make any Term Loan to be made by such other Lender.

2.4 Indebtedness Absolute; No Offset; Waiver.

The payment obligations of Borrower hereunder are absolute and unconditional, without any right of rescission, setoff, counterclaim or defense for any reason against Agent and Lenders.  As of the Closing Date, the Loan has not been compromised, adjusted, extended, satisfied, rescinded, set-off or modified, and the Loan Documents are not subject to any litigation, dispute, refund, claims of rescission, setoff, netting, counterclaim or defense whatsoever, including but not limited to, claims by or against any Loan Party or any other Person.  Payment of the Obligations by Borrower, shall be made only by wire transfer, in Dollars, and in immediately available funds when due and payable pursuant to the terms of this Agreement and the other Loan Documents, is not subject to compromise, adjustment, extension, satisfaction, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deductible, reduction, termination or modification, whether arising out of transactions concerning the Loan, or otherwise.  Without limitation to the forgoing, to the fullest extent permitted under applicable law and notwithstanding any other term or provision contained in this Agreement or any other Loan Document, Borrower hereby waives (and shall cause each Loan Party to waive) (a) presentment, protest and demand, notice of default (except as expressly required in the Loan Documents), notice of intent to accelerate, notice of acceleration, notice of protest, notice of demand and of dishonor and non-payment of the Obligations, (b) any requirement of diligence or promptness on Agent’s part in the enforcement of its rights under the provisions of this Agreement and any other Loan Document, (c) any rights, legal or equitable, to require any marshalling of assets or to require foreclosure sales in a particular order, (d) all notices of every kind and description which may be required to be given by any statute or rule of law except as specifically required hereunder, (e) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale or any portion of the Collateral, (f) all rights of homestead, exemption, redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Obligations in the event of foreclosure of the Liens created by the Loan Documents, (g) the pleading of any statute of limitations as a defense to any demand under any Loan Document and (h) any defense to the obligation to make any payments required under the Loan Documents, including the obligation to pay taxes based on any damage to, defects in or destruction of the Collateral or any other event, including obsolescence of any of the Collateral, it being agreed and acknowledged that such payment obligations are unconditional and irrevocable.  Borrower further acknowledges and agrees (i) to any substitution, subordination, exchange or release of any security or the release of any party primarily or secondarily liable for the payment of the Loan; (ii) that Agent shall not be required to first institute suit or exhaust its remedies hereon against others liable for repayment of all or any part of the Loan, whether primarily or secondarily (collectively, the “Obligors”), or to perfect or enforce its rights against any Obligor or any security for the Loan; and (iii) that its liability for payment of the Loan shall not be affected or impaired by any determination that any security interest or lien taken by Agent for the benefit of Lenders to secure the Loan is invalid or unperfected.  Borrower acknowledges, warrants and represents in connection with each waiver of any right or remedy of Borrower contained in any Loan Document, that it has been fully informed with respect to, and represented by counsel of its choice in connection with, such rights and remedies, and all such waivers, and after such advice and consultation, has presently and actually intended, with full knowledge of its rights and remedies otherwise available at law or in equity, to waive or relinquish such rights and remedies to the full extent specified in each such waiver.

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2.5 Loan Accounting.

2.5.1 Recordkeeping.

Agent, on behalf of each Lender, shall record in its records the date and amount of the Loan made by each Lender, each prepayment and repayment thereof.  The aggregate unpaid principal amount so recorded shall be final, binding and conclusive absent manifest error. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the Obligations of Borrower hereunder or under any Note to repay the principal amount of the Loans hereunder, together with all interest accruing thereon.

2.5.2 Notes.

At the request of any Lender, the Loan of such Lender shall be evidenced by a Note, with appropriate insertions, payable to the order of such Lender in a face principal amount equal to such Lender's Pro Rata Term Loan Share and payable in such amounts and on such dates as are set forth herein.

2.6 Payment of Interest.

2.6.1 Interest Rates.

(a) The outstanding principal balance under the Loan shall bear interest at a per annum rate of interest equal to the Contract Rate.  Whenever, subsequent to the date hereof, the LIBOR Rate is increased or decreased (as determined on the date that is two (2) Business Days prior to each Payment Date), the Contract Rate, as set forth herein, shall be similarly changed effective as of such subsequent Payment Date, without notice or demand of any kind by an amount equal to the amount of such change in the LIBOR Rate on the date that is two (2) Business Days prior to each Payment Date.  The quarterly interest due on the principal balance of the Loan outstanding shall be computed for the actual number of days elapsed during the Fiscal Quarter in question on the basis of a year consisting of three hundred sixty (360) days and shall be calculated by determining the average daily principal balance outstanding for each day of the Fiscal Quarter in question.  The daily rate shall be equal to 1/360th times the Contract Rate.  If any statement furnished by Agent for the amount of a payment due exceeded the actual amount that should have been paid because the LIBOR Rate decreased and such decrease was not reflected in such statement, Borrower shall make the payment specified in such statement from Agent and Borrower shall receive a credit for the overpayment, which credit shall be applied towards the next subsequent payment due hereunder.  If any statement furnished by Agent for the amount of a payment due was less than the actual amount that should have been paid because the LIBOR Rate increased and such increase was not reflected in such statement, Borrower shall make the payment specified in such statement from Agent and Borrower shall be required to pay any resulting underpayment with the next subsequent payment due hereunder.

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(b) Borrower recognizes and acknowledges that any default on any payment, or portion thereof, due hereunder or to be made under any of the other Loan Documents, will result in losses and additional expenses to Agent in servicing the Loan, and in losses due to Lenders’ loss of the use of funds not timely received.  Borrower further acknowledges and agrees that in the event of any such Default, Lenders would be entitled to damages for the detriment proximately caused thereby, but that it would be extremely difficult and impracticable to ascertain the extent of or compute such damages.  Therefore, upon the Maturity Date and upon the occurrence and during the existence of an Event of Default (or upon any acceleration), interest shall automatically accrue hereunder, without notice to Borrower, at the Default Rate.  The Default Rate shall be calculated and due from the date that the Default occurred which led to the Event of Default without regard to any grace or cure period as may be applicable and shall be payable upon demand.

(c) Solely for purposes of disclosure pursuant to the Interest Rate Act (Canada), notwithstanding anything contrary in clause (a) above, the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Loan Documents for the Obligations (and state herein or therein, as applicable, to be computed on the basis of a 360 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or such other period of time, respectively.

2.6.2 Payments of Interest and Principal.

Borrower shall pay to Lenders all accrued interest on the Loan in arrears on each Payment Date, upon a prepayment of such Loan in accordance with Section 2.8 and at maturity in cash. Any partial prepayment of the Loan shall be applied in inverse order of maturity and so shall not reduce the amount of any quarterly principal amortization payment required pursuant to the preceding sentence (but this shall not be construed as permitting any partial prepayment other than as may be expressly permitted elsewhere in this Agreement)

2.7 Fees.

(a) Origination Fee.  Borrower shall pay to SWK, for its own account, a fee (the “Origination Fee”) in the amount of equal to $120,000, which Origination Fee shall be deemed fully earned and non-refundable on the Closing Date.

(b) Exit Fee.  Upon the earlier to occur of (i) the Term Loan Maturity Date, or (ii) full repayment of the Loan and all other Obligations whether as a result of the acceleration of the Loan, or otherwise, Borrower shall pay an exit fee to Agent, for the benefit of Lenders, in an amount equal to one percent (1.0%) multiplied by the aggregate principal amount of all Term Loans advanced hereunder.

2.8 Prepayment.

2.8.1 Mandatory Prepayment. Borrower shall prepay the Term Loans until paid in full within two (2) Business Days after the receipt by a Loan Party of any Net Cash Proceeds from any Disposition, in an amount equal to such Net Cash Proceeds.

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2.8.2 Voluntary Prepayment.

(a) Subject to Section 2.8.2(b), Borrower may from time to time, on at least five (5) Business Day’s written notice or telephonic notice (followed on the same Business Day by written confirmation thereof) to Agent (which shall promptly advise each Lender thereof) not later than 12:00 noon Dallas time on such day, prepay the Term Loans in whole or in part.  Such notice to Agent shall specify the Loans to be prepaid and the date and amount of prepayment and the application of such prepayment shall be subject to Section 2.8.3.  Any such partial prepayment shall be in an amount equal to $500,000 or a higher integral multiple of $100,000.

(b) Subject to Section 2.8.2(c) and Section 2.9.3(c), if Borrower makes any prepayment of the Term Loans under Section 2.8.2(a), it shall pay to the Lenders on the date of such prepayment a prepayment premium as follows: (i) if such prepayment is made on or after the Closing Date but prior to the first anniversary of the Closing Date, 3% of the aggregate amount of the Term Loans so prepaid, (ii) if such prepayment is made on or after the first anniversary of the Closing Date but prior to the second anniversary of the Closing Date, 5% of the aggregate amount of the Term Loans so prepaid, (iii) if such prepayment is  made on or after the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date, 3% of the aggregate amount of the Term Loans so prepaid and (iv) if such prepayment is made on or after the third anniversary of the Closing Date but prior to the Term Loan Maturity Date, 1%.

(c) No such prepayment premium shall be due and owing in relation to any prepayment in full of the Loan and all Obligations via a refinance or other transaction between Agent and Borrower on or prior to the first anniversary of the Closing Date.

2.9 Repayment of Term Loan.

2.9.1 Revenue-Based Payment.

(a) During the period commencing on the date hereof until the Obligations are Paid in Full, Borrower promises to pay, for the account of each Lender according to its Pro Rata Term Loan Share, an amount based on a percentage of the aggregate of Net Sales, Royalties and any other income or revenue actually received by (or otherwise recognized by in accordance with GAAP) Borrower or its Subsidiary in each Fiscal Quarter (the “Revenue-Based Payment”), which will be applied to the Obligations as provided in Section 2.9.1(b).  The Revenue-Based Payment with respect to each Fiscal Quarter shall be payable on the Payment Date next following the end of such Fiscal Quarter.  Commencing with the Fiscal Quarter beginning July 1, 2013, the Revenue-Based Payment with respect to each Fiscal Quarter shall be equal to the difference between (x) the aggregate Revenue-Based Payments payable from January 1 of the Fiscal Year of which the Fiscal Quarter is part through the end of such Fiscal Quarter, calculated as the sum of:

(i) eleven and one-half of one percent (11.5%) of the aggregate Net Sales and Royalties up to $7,500,000 in such Fiscal Year; and

(ii) nine percent (9%) of the aggregate Net Sales and Royalties which exceed $7,500,000 in such Fiscal Year,

and (y) the amount of Revenue-Based Payments, if any, made with respect to prior Fiscal Quarters in such Fiscal Year, if any.

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The Revenue-Based Payment (A) is payable solely upon the aggregate Net Sales and Royalties in a Fiscal Year, and will not be calculated on a cumulative, year-over-year basis and (B) shall be calculated using the Average Exchange Rate applicable to such period being measured as described in this Section 2.9.1(a).

(b) So long as no Event of Default has occurred and is continuing and until the Obligations have been Paid in Full, each Revenue-Based Payment on each Payment Date will be applied in the following priority:

(i) FIRST, to the payment of all fees, costs, expenses and indemnities due and owing to Agent pursuant to Sections 2.7, 3.1, 3.2, 6.3(d), 10.4 and/or 10.5 under this Agreement or otherwise pursuant to the Guaranty and Collateral Agreement, and any other Obligations owing to Agent in respect of sums advanced by Agent to preserve or protect the Collateral or to preserve or protect its security interest in the Collateral;

(ii) SECOND, to the payment of all fees, costs, expenses and indemnities due and owing to Lenders in respect of the Loans and Commitments pursuant to Sections 2.7, 3.1, 3.2, 6.3(d), 10.4 and/or 10.5 under this Agreement or otherwise pursuant to the Guaranty and Collateral Agreement, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(iii) THIRD, to the payment of all accrued but unpaid interest due and owing to Lenders in respect of the Loans, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(iv) FOURTH, as it relates to each Payment Date on or after the first anniversary of the Closing Date, to the payment of all principal of the Loans, pro rata based on each Lender’s Pro Rata Term Loan Share, up to an aggregate amount of $650,000 on any Payment Date;

(v) FIFTH, all remaining amounts to the Borrower.

In the event that the amounts distributed under Section 2.9.1(b) on any Payment Date are insufficient for payment of the amounts set forth in Section 2.9.1(b)(i) through (iii) for such Payment Date, Borrower shall pay an amount equal to the extent of such insufficiency within five (5) Business Days of request by Agent.

(c) With respect to each Fiscal Quarter ending prior to the Maturity Date, Borrower shall provide a written report to Agent of the aggregate of Net Sales, Royalties and any other income or revenue actually received by (or otherwise recognized by in accordance with GAAP) Borrower or its Subsidiary in such Fiscal Quarter and the calculation of the Revenue-Based Payment due and payable to the Lenders, in the aggregate, with respect to such Fiscal Quarter.  Each such report shall be due within twenty-one (21) calendar days of the end of the relevant Fiscal Quarter.

(d) In the event that Borrower makes any adjustment to Net Sales or Royalties after such items have been reported to Agent, and such adjustment results in an adjustment to the Revenue-Based Payment due to the Lenders pursuant to this Section 2.9.1, Borrower shall so notify Agent and such adjustment shall be captured, reported and reconciled with the next scheduled report and payment of Revenue-Based Payment hereunder. Notwithstanding the foregoing, Agent and Borrower shall discuss and agree on the amount of any such adjustment prior to it being given effect with respect to future Revenue-Based Payments.

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2.9.2 Principal.

Notwithstanding the foregoing, the outstanding principal balance of the Term Loans and all other Obligations then due and owing shall be Paid in Full on the Term Loan Maturity Date.

2.10 Payment.

2.10.1 Making of Payments.

Except as set forth in the last sentence of this Section 2.10.1, all payments of principal, interest, fees and other amounts, shall be made in immediately available funds, via wire transfer as directed by Agent and each Lender in writing, not later than 1:00 p.m. Dallas time on the date due, and funds received after that hour shall be deemed to have been received by Agent and/or such Lenders on the following Business Day.  Not later than two (2) Business Days prior to each Payment Date, Agent shall provide to Borrower and each Lender a quarterly statement with the amounts payable by Borrower to Agent and each Lender on such Payment Date in accordance with Section 2.9.1(b) hereof, which shall include, for additional clarity, Agent's calculation of the Revenue Based Payment for the prior Fiscal Quarter based on the Average Exchange Rate, which statement shall be binding on Borrower absent manifest error, and Borrower shall be entitled to rely on such quarterly statement in relation to its payment obligations on such Payment Date.  Except as otherwise specified herein or as otherwise directed by Agent in writing, all payments under this Agreement shall be made by Borrower directly to each Lender entitled thereto.

2.10.2 Application of Payments and Proceeds.

Following the occurrence and during the continuance of an Event of Default, or if the Obligations have otherwise become or have been declared to become immediately due and payable in accordance with this Agreement, then notwithstanding anything herein or in any other Loan Document to the contrary, Agent shall apply all or any part of payments in respect of the Obligations and proceeds of Collateral, in each case as received by Agent, to the payment of the Obligations in the following order:

(i) FIRST, to the payment of all fees, costs, expenses and indemnities due and owing to Agent under this Agreement or any other Loan Document, and any other Obligations owing to Agent in respect of sums advanced by Agent to preserve or protect the Collateral or to preserve or protect its security interest in the Collateral;

(ii) SECOND, to the payment of all fees, costs, expenses and indemnities due and owing to Lenders in respect of the Loans, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(iii) THIRD, to the payment of all accrued and unpaid interest due and owing to Lenders in respect of the Loans, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

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(iv) FOURTH, to the payment of all principal of the Loans due and owing, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(v) FIFTH, to the payment of all other Obligations owing to each Lender, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full; and

(vi) SIXTH, to Borrower or whomsoever may be entitled to such amount by applicable law.

2.10.3 Set-off.

Borrower agrees that Agent and each Lender and its Affiliates have all rights of set-off and bankers’ lien provided by applicable law, and in addition thereto, Borrower agrees that at any time an Event of Default exists, Agent and each Lender may, to the fullest extent permitted by applicable law, apply to the payment of any Obligations of Borrower hereunder then due, any and all balances, credits, deposits, accounts or moneys of Borrower then or thereafter with Agent or such Lender.  Notwithstanding the foregoing, no Lender shall exercise any rights described in the preceding sentence without the prior written consent of Agent.

2.10.4 Proration of Payments.

If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of set-off or otherwise, on account of principal of or interest on any Loan, but excluding any payment pursuant to Section 3.1, 3.2 or 10.8) in excess of its applicable Pro Rata Term Loan Share of payments and other recoveries obtained by all Lenders on account of principal of and interest on such Term Loan then held by them, then such Lender shall purchase from the other Lenders such participations in the Loans held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

Section 3 Yield Protection.

3.1 Taxes.

(a) All payments of principal and interest on the Loans and all other amounts payable hereunder by or on behalf of Borrower to or for the account of Agent or any Lender shall be made free and clear of and without deduction for any present or future income, excise, stamp, documentary, property or franchise taxes and other taxes, fees, duties, levies, withholdings or other similar charges imposed by any Governmental Authority that is a taxing authority (“Taxes”), excluding (i) taxes imposed on or measured by Agent’s or any Lender’s net income (however denominated) or gross profits, and franchise taxes, imposed by any jurisdiction (or subdivision thereof) under the laws of which Agent or such Lender is organized or in which Agent or such Lender conducts business or, in the case of any Lender, in which its applicable lending office is located, (ii) any branch profit taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which Agent or a Lender is located or conducts business; (iii) in the case of any Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or designates a new lending office; and (iv) in the case of any U.S. Lender, any United States federal backup withholding tax (items in clauses (i) through (iv), “Excluded Taxes”, and all Taxes other than Excluded Taxes, “Indemnified Taxes”).  If any withholding or deduction from any payment to be made by Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then Borrower shall:  (w) make such withholding or deduction; (x) pay directly to the relevant Governmental Authority the full amount required to be so withheld or deducted; (y) as promptly as practicable forward to Agent the original or a certified copy of an official receipt or other documentation reasonably satisfactory to Agent evidencing such payment to such Governmental Authority; and (z) if the withholding or deduction is with respect to Indemnified Taxes, pay to Agent for the account of Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction of Indemnified Taxes been required.  To the extent that any amounts shall ever be paid by Borrower in respect of Indemnified Taxes, such amounts shall, for greater certainty, be considered to have accrued and to have been paid by Borrower as interest on the Loans.

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(b) Borrower shall indemnify Agent and each Lender for any Indemnified Taxes paid by Agent or such Lender, as applicable, on or with respect to any payment by or on account of any obligation of Borrower hereunder, and any additions to Tax, penalties and interest paid by Agent or such Lender with respect to such Indemnified Taxes, provided that Borrower shall not have any obligation to indemnify any party hereunder for any Indemnified Taxes or additions to Tax, penalties or interest with respect thereto that result from or are attributable to such party’s own gross negligence or willful misconduct.  Payment under this Section 3.1(b) shall be made within thirty days after the date Agent or the Lender, as applicable, makes written demand therefor, provided, however, that if such written demand is made more than 180 days after the earlier of (i) the date on which Agent or the Lender, as applicable, pays such Indemnified Taxes or additions to Tax, penalties or interest with respect thereto and (ii) the date on which the applicable Governmental Authority makes written demand on Agent or such Lender, as applicable, for payment of such Indemnified Taxes or additions to Tax, penalties or interest with respect thereto, then Borrower shall not be obligated to indemnify Agent or such Lender for such Indemnified Taxes or additions to Tax, penalties or interest with respect thereto.

(c) Each Foreign Lender that is a party hereto on the Closing Date or becomes an assignee of an interest under this Agreement under Section 10.8.1 after the Closing Date (unless such Lender was already a Lender hereunder immediately prior to such assignment) shall deliver to Borrower and Agent on or prior to the date on which such Foreign Lender becomes a party to this Agreement:

(i) Two duly completed and executed originals of IRS Form W-8BEN claiming exemption from withholding of Taxes under an income tax treaty to which the United States of America is a party;

(ii) two duly completed and executed originals of IRS Form W-8ECI;

(iii) a certificate in form and substance reasonably satisfactory to Agent and Borrower claiming entitlement to the portfolio interest exemption under Section 881(c) of the IRC and certifying  that such Foreign Lender is not (x) a “bank” within the meaning of Section 881(c)(3)(A) of the IRC, (y) a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the IRC, or (z) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the IRC, together with two duly completed and executed originals of IRS Form W-8BEN; or

(iv) if the Foreign Lender is not the beneficial owner of amounts paid to it hereunder, two duly completed and executed originals of IRS Form W-8IMY, each accompanied by a duly completed and executed IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-9 or a portfolio interest certificate described in Section 3.1(c)(iii) from each beneficial owner of such amounts claiming entitlement to exemption from withholding or backup withholding of Taxes.

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Each Foreign Lender shall (to the extent legally entitled to do so) provide updated forms to Borrower and Agent on or prior to the date any prior form previously provided under this Section 3.1(c) becomes obsolete or expires, after the occurrence of an event requiring a change in the most recent form or certification previously delivered by it pursuant to this Section 3.1(c) or from time to time if requested by Borrower or Agent.  Each U.S. Lender shall deliver to Agent and Borrower on or prior to the date on which such Lender becomes a party to this Agreement (and from time to time thereafter upon the request of Borrower or Agent) properly completed and executed originals of IRS Form W-9 certifying that such Lender is exempt from backup withholding.  Notwithstanding anything to the contrary contained in this Agreement, Borrower shall not be required to pay additional amounts to or indemnify any Lender pursuant to this Section 3.1 with respect to any Taxes required to be deducted or withheld (or any additions to tax, penalties or interest with respect thereto) (A) on the basis of the information, certificates or statements of exemption provided by a Lender pursuant to this Section 3.1(c) or (B) if such Lender shall fail to comply with the certification requirements of this Section 3.1(c).

(d) [Reserved].

(e) If Agent or a Lender determines that it is entitled to or has received a refund of any Taxes for which it has been indemnified by Borrower (or another Loan Party) or with respect to which Borrower (or another Loan Party) shall have paid additional amounts pursuant to this Section 3.1, it shall promptly notify Borrower of such refund, and promptly make an appropriate claim to the relevant Governmental Authority for such refund (if it has not previously done so).  If Agent or a Lender receives a refund (whether or not pursuant to such claim) of such Taxes, it shall promptly pay over such refund to Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by Loan Parties under this Section 3.1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that Borrower, upon the request of Agent or such Lender, agrees to repay to Agent or such Lender the amount paid over to Borrower in the event Agent or such Lender is required to repay such refund to such Governmental Authority.  This Section 3.1(e) shall not be construed to require Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to Borrower or any other Person or to alter its internal practices or procedures with respect to the administration of taxes.

(f) Each Lender shall severally indemnify Borrower for any Excluded Taxes attributable to such Lender and any additions to Tax, penalties and interest with respect to such Excluded Taxes that are paid by Borrower with respect to a payment hereunder.

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3.2 Increased Cost.

(a) If, after the Closing Date, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration of any applicable law, rule or regulation by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof (provided that notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith shall be considered a change in applicable law, regardless of the date enacted, adopted or issued), or compliance by any Lender with any request or directive (whether or not having the force of law) issued after the Closing Date of any such authority, central bank or comparable agency:  (i) shall impose, modify or deem applicable any reserve (including any reserve imposed by the FRB, but excluding any reserve included in the determination of the LIBOR Rate pursuant to Section 6.4), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Lender; or (ii) shall impose on any Lender any other condition affecting its ability to make loans based on the LIBOR Rate or its obligation to make loans based on the LIBOR Rate; and the result of anything described in clauses (i) and (ii) above is to increase the cost to (or to impose a cost on) such Lender of making or maintaining any loan based on the LIBOR Rate, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under its Note with respect thereto, then upon demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to Agent), and without duplication of other payment obligations of Borrower hereunder (including pursuant to Section 3.1), Borrower shall pay directly to such Lender such additional amount as will compensate such Lender for such increased cost or such reduction, so long as such amounts have accrued on or after the day which is 180 days prior to the date on which such Lender first made demand therefor; provided, that if the event giving rise to such costs or reductions has retroactive effect, such 180 day period shall be extended to include the period of retroactive effect.  For the avoidance of doubt, this Section 3.2(a) will not apply to any such increased costs or reductions resulting from Taxes, as to which Section 3.1 shall govern.

(b) If any Lender shall reasonably determine that any change after the Closing Date in, or the adoption or phase-in after the Closing Date of, any applicable law, rule or regulation regarding capital adequacy, or any change after the Closing Date in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or the compliance by any Lender or any Person controlling such Lender with any request or directive issued after the Closing Date regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s or such controlling Person’s capital as a consequence of such Lender’s obligations hereunder to a level below that which such Lender or such controlling Person could have achieved but for such change, adoption, phase-in or compliance (taking into consideration such Lender’s or such controlling Person’s policies with respect to capital adequacy) by an amount deemed by such Lender or such controlling Person to be material, then from time to time, within five Business Days of demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to Agent), Borrower shall pay to such Lender such additional amount as will compensate such Lender or such controlling Person for such reduction, so long as such amounts have accrued on or after the day which is 180 days prior to the date on which such Lender first made demand therefor; provided, that if the event giving rise to such costs or reductions has retroactive effect, such 180 day period shall be extended to include the period of retroactive effect.

(c) Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans, becomes aware of the occurrence of an event or the existence of a condition that would entitle such Lender to receive payments under this Section 3.2, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts to (i) make, issue, fund or maintain its Loans through another office of such Lender, or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the additional amounts which would otherwise be required to be paid to such Lender pursuant to this Section 3.2 would be materially reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Loans through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Loans or the interests of such Lender; provided, such Lender will not be obligated to utilize such other office pursuant to this Section 3.2(c) unless Borrower agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other office as described above.  A certificate as to the amount of any such expenses payable by Borrower pursuant to this Section 3.2(c) (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Borrower (with a copy to Agent) shall be conclusive absent manifest error.

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3.3 [Reserved].

3.4 Manner of Funding; Alternate Funding Offices.

Notwithstanding any provision of this Agreement to the contrary but subject to Section 3.7, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it may determine at its sole discretion.  Each Lender may, if it so elects, fulfill its commitment to make any Term Loan by causing any branch or Affiliate of such Lender to make such Loan; provided that in such event for the purposes of this Agreement (other than Section 3.1) such Loan shall be deemed to have been made by such Lender and the obligation of Borrower to repay such Loan shall nevertheless be to such Lender and shall be deemed held by it, to the extent of such Loan, for the account of such branch or Affiliate.

3.5 Conclusiveness of Statements; Survival.

Determinations and statements of any Lender pursuant to Section 3.1, 3.2 or 3.4 shall be conclusive absent demonstrable error.  Lenders may use reasonable averaging and attribution methods in determining compensation under Sections 3.1 or 3.2, and the provisions of such Sections shall survive repayment of the Loans, cancellation of the Notes and termination of this Agreement.

Section 4 Conditions Precedent.

The obligation of each Lender to make its Loan hereunder is subject to the following conditions precedent, each of which shall be reasonably satisfactory in all respects to Agent.

4.1 Prior Debt.

The Prior Debt has been (or concurrently with the initial borrowing will be) paid in full and all related Liens have been (or concurrently with the initial borrowing will be) released.

4.2 Delivery of Loan Documents.

Borrower shall have delivered the following documents (and, as applicable, duly executed and dated the Closing Date or an earlier date satisfactory to Agent):

(a) Loan Documents.  The Loan Documents to which any Loan Party is a party, each duly executed by a Responsible Officer of each Loan Party and the other parties thereto (except Agent and the Lenders), and (ii) each other Person (except Agent and the Lenders) shall have delivered to Agent and Lenders the Loan Documents to which it is a party, each duly executed and delivered by such Person and the other parties thereto (except Agent and the Lenders).

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) Financing Statements.  Properly completed PPSA financing statements, Uniform Commercial Code financing statements and other filings and documents required by law or the Loan Documents to provide Agent, for the benefit of Lenders, perfected first priority Liens in the Collateral.

(c) Lien Searches.  Copies of PPSA, Uniform Commercial Code, foreign, state and county search reports listing all effective financing statements filed and other Liens of record against any Loan Party, with copies of any financing statements and applicable searches of the records of the U.S. Patent and Trademark Office and the Canadian Intellectual Property Office performed with respect to each Loan Party, all in each jurisdiction reasonably determined by Agent.

(d) Collateral Access Agreements.  Fully executed (except by Agent and the Lenders) Collateral Access Agreements reasonably requested by Agent with respect to the Collateral.

(e) Payoff; Release.  Payoff letters with respect to the repayment in full of all Prior Debt, termination of all agreements relating thereto and the release of all Liens granted in connection therewith, with PPSA discharges and Uniform Commercial Code or other appropriate termination statements and documents effective to evidence the foregoing or authorization to file the same.

(f) Authorization Documents.  For each Loan Party, such Person’s (i) charter (or similar formation document), certified by the appropriate Governmental Authority, (ii) good standing certificates in its jurisdiction of incorporation (or formation) and in each other jurisdiction reasonably requested by Agent, (iii) bylaws (or similar governing document), (iv) resolutions of its board of directors (or similar governing body) approving and authorizing such Person’s execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby, and (v) signature and incumbency certificates of its officers executing any of the Loan Documents, all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification, in form and substance reasonably satisfactory to Agent.

(g) Closing Certificate.  A certificate executed by a Responsible Officer of Borrower, which shall constitute a representation and warranty by Borrower as of the Closing Date that the conditions contained in this Section 4 have been satisfied.

(h) Opinions of Counsel.  Opinions of counsel for each Loan Party regarding certain closing matters, and Borrower hereby requests such counsel to deliver such opinions and authorizes Agent and Lenders to rely thereon.

(i) Insurance.  Certificates or other evidence of insurance in effect as required by Section 6.3(cf), with endorsements naming Agent as lenders’ loss payee and/or additional insured, as applicable.

(j) Solvency Certificate.  Agent shall have received a certificate of the chief financial officer (or, in the absence of a chief financial officer, the chief executive officer or manager) of Borrower, in his or her capacity as such and not in his or her individual capacity, in form and substance reasonably satisfactory to Agent, certifying (i) that Borrower is Solvent after giving effect to the transactions and the indebtedness contemplated by the Loan Documents, and (ii) as to Borrower’s financial resources and anticipated ability to meet its obligations and liabilities as they become due, to the effect that as of the Closing Date, and after giving effect to such transaction and indebtedness: (A) the assets of Borrower, individually and on a consolidated basis, at a Fair Valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of Borrower, and (B) no unreasonably small capital base with which to engage in its anticipated business exists with respect to Borrower.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(k) Financials.  The financial statements, projections and pro forma balance sheet described in Section 5.4.

(l)  Real Estate Documents.  The fully-executed original Mortgage in relation that certain real property described as owned by Borrower on Schedule 4 to the Guarantee and Collateral Agreement in form and substance satisfactory to Agent.

(m) Account Control Agreements.  The fully-executed Account Control Agreement in relation to each of the Deposit Accounts set forth on Schedule 7.14 hereto.

(n) Consents.  Evidence that all necessary consents, permits and approvals (governmental or otherwise) required for the execution, delivery and performance by each Loan Party of the Loan Documents have been duly obtained and are in full force and effect.

(o) Other Documents.  Such other certificates, documents and agreements as Agent or any Lender may reasonably request.

4.3 Fees.  The Lenders and Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), required to be paid under the Loan Documents on or before the Closing Date.  All such amounts will be paid with proceeds of initial advance of the Term Loan and any previous expense deposits made with Agent on or before the Closing Date and will be reflected in the funding instructions given by Borrower to Agent on or before the Closing Date.

4.4 Warrants.  Agent shall have received the fully executed Closing Date Warrant.

4.5 Representations, Warranties,  Defaults.  As of the Closing Date, after giving effect to the making of the Loans, (a) all representations and warranties of Borrower set forth in any Loan Document shall be true and correct in all material respects as if made on and as of the Closing Date (except for representations and warranties that specifically refer to an earlier date, which shall be true and correct in all material respects as of such earlier date) and (b) no Default or Event of Default shall exist.  The acceptance of the Term Loans by Borrower shall be deemed to be a certification by Borrower that the conditions set forth in this Section 4.5 have been satisfied.

4.6 Diligence.  Agent and Lenders shall have completed their due diligence review of the Loan Parties, their assets, business, obligations and the transactions contemplated herein, the results of which shall be satisfactory in form and substance to Lenders, of Borrower, including, without limitation, (i) an examination of (A) Borrower projected Royalties for such periods as required by Lenders, (B) such valuations of Borrower and its assets as Lenders shall require (C) the terms and conditions of all obligations owed by Borrower deemed material by Lenders, the results of which shall be satisfactory in form and substance to Lenders and (D) background checks with respect to the managers, officers and owners of Borrower; (ii) an examination of the Collateral, the financial statements and the books, records, business, obligations, financial condition and operational state of Borrower, and Borrower shall have demonstrated to Lender’s satisfaction, in its sole discretion, that (x) no operations of Borrower are the subject of any governmental investigation, evaluation or any remedial action which could result in any expenditure or liability deemed material by Lenders, in their sole discretion, and (y) Borrower has no liabilities or obligations (whether contingent or otherwise) that are deemed material by Lenders, in their reasonable discretion.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.7 Corporate Matters.  All corporate and other proceedings, documents, instruments and other legal matters in connection with the transactions contemplated by the Loan Documents (including, but not limited to, those relating to corporate and capital structures of Borrower) shall be satisfactory to Lenders in their sole discretion.

4.8 No Indictable Offenses.  No Loan Party nor, to Borrower's knowledge, any of their respective Affiliates nor any of their officers or key management personnel shall have been charged with or be under active investigation for an indictable offense under the Criminal Code, R.S.C., 1985, C.C-46.

Section 5 Representations and Warranties.

To induce Agent and Lenders to enter into this Agreement and to induce Lenders to make Loans hereunder, Borrower represents and warrants to Agent and Lenders, as of the Closing Date and the date of any subsequent Term Loan made by Lenders pursuant to Section 2.2.2, that:

5.1 Organization.

Borrower is a corporation validly existing and in good standing under the laws of the Province of Ontario, Canada and is duly qualified to do business in each jurisdiction set forth on Schedule 5.1, which are all of the jurisdictions in which failure to so qualify could reasonably be likely to have or result in a Material Adverse Effect.

5.2 Authorization; No Conflict.

Borrower is duly authorized to execute and deliver each Loan Document to which it is a party, to borrow monies hereunder, and to perform its Obligations under each Loan Document to which it is a party.  The execution, delivery and performance by Borrower of this Agreement and of each Loan Document to which it is a party, and the borrowings by Borrower hereunder, do not and will not (a) require any consent or approval of any Governmental Authority (other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of applicable law (including any Health Care Law), (ii) the charter, by-laws or other organizational documents of Borrower or (iii) (except as it relates to the documents governing the Prior Debt, each of which will be terminated and/or paid on the Closing Date) any Material Contract, or any judgment, order or decree, which is binding upon Borrower or any of its properties or (c) require, or result in, the creation or imposition of any Lien on any asset of Borrower (other than Liens in favor of Agent created pursuant to the Collateral Documents).

5.3 Validity; Binding Nature.

Each of this Agreement and each other Loan Document to which Borrower is a party is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity and concepts of reasonableness.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.4 Financial Condition.

(a) The audited consolidated financial statements of Borrower as of December 31, 2012, and the unaudited consolidated and consolidating financial statements of Borrower as of March 31, 2013 copies of each of which have been delivered pursuant hereto, were prepared in accordance with GAAP (subject, in the case of such unaudited statements, to the absence of footnotes and to normal year-end adjustments) and present fairly in all material respects the consolidated financial condition of Borrower as at such dates and the results of its operations for the periods then ended.

(b) The consolidated financial projections (including an operating budget and a cash flow budget) of Borrower for the period ending December 31, 2018 delivered to Agent and Lenders on or prior to the Closing Date (i) were prepared by Borrower in good faith and (ii) were prepared in accordance with assumptions for which Borrower believes it has a reasonable basis, and the accompanying consolidated and consolidating pro forma balance sheet of Borrower as at the Closing Date, adjusted to give effect to the financings contemplated hereby as if such transactions had occurred on such date, is consistent in all material respects with such projections (it being understood that the projections are not a guaranty of future performance and that actual results during the period covered by the projections may materially differ from the projected results therein).

5.5 No Material Adverse Change.

Since December 31, 2012, there has been no material adverse change in the financial condition, operations, assets, business or properties of Borrower taken as a whole.

5.6 Litigation.

No litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to Borrower’s knowledge, threatened against Borrower which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.  As of the Closing Date, other than any liability incidental to such litigation or proceedings, Borrower has no material Contingent Obligations not listed on Schedule 7.1 or disclosed in the financial statements specified in Section 5.4(a).

5.7 Ownership of Properties; Liens.

Borrower and each other Loan Party owns good and, in the case of real property, marketable title to all of its material properties and assets, real and personal, tangible and intangible, of any nature whatsoever that it purports to own (including Intellectual Property), free and clear of all Liens and charges and claims (including infringement claims with respect to Intellectual Property), except Permitted Liens.

5.8 Capitalization.

All issued and outstanding Equity Interests of Borrower are duly authorized, validly issued, fully paid, non-assessable, and such securities were issued in compliance in all material respects with all applicable laws concerning the issuance of securities.  Schedule 5.8 sets forth the authorized Equity Interests of Borrower as of the Closing Date as well as all Persons owning more than ten percent (10%) of the outstanding Equity Interests in Borrower.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.9 [Reserved]

5.10 Investment Company Act.

Borrower is not an “investment company” or a company “controlled” by an “investment company” or a “subsidiary” of an “investment company”, within the meaning of the Investment Company Act of 1940.

5.11 No Default.

No Event of Default or Default exists or would result from the incurrence by Borrower of any Debt hereunder or under any other Loan Document.

5.12 Margin Stock.

Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.  As of the Closing Date, no portion of the Obligations is secured directly or indirectly by Margin Stock.

5.13 Taxes.

Borrower has filed, or caused to be filed, all federal, provincial, foreign and other tax returns and reports required by law to have been filed by it and has paid all federal, provincial, foreign and other taxes and governmental charges thereby shown to be owing, except any such taxes or charges (a) that are not delinquent or (b) that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books.

5.14 Solvency.

On the Closing Date, and immediately prior to and after giving effect to the borrowing hereunder and the use of the proceeds thereof, Borrower is, and will be, Solvent.

5.15 Environmental Matters.

The on-going operations of Borrower comply in all respects with all Environmental Laws, except for non-compliance which could not (if enforced in accordance with applicable law) reasonably be expected to result in a Material Adverse Effect.  Borrower has obtained, and maintained in good standing, all licenses, permits, authorizations and registrations required under any Environmental Law and necessary for its respective ordinary course operations, and Borrower is in compliance with all material terms and conditions thereof, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect.  Neither Borrower nor any of its respective properties or operations is subject to any outstanding written order from or agreement with any federal, state, provincial or local Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Substance.  There are no Hazardous Substances or other conditions or circumstances existing with respect to any property, or arising from operations prior to the Closing Date, of Borrower that would reasonably be expected to result in a Material Adverse Effect.  Borrower has no underground storage tanks that are not properly registered or permitted under applicable Environmental Laws or that are leaking or disposing of Hazardous Substances.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.16 Insurance.

Borrower and its properties are insured with financially sound and reputable insurance companies which are not Affiliates of Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Borrower operates.  A true and complete listing of such insurance as of the Closing Date, including issuers, coverages and deductibles, is set forth on Schedule 5.16.

5.17 Information.

All written information heretofore or contemporaneously herewith furnished in writing by Borrower to Agent or any Lender for purposes of or in connection with this Agreement and the transactions contemplated hereby, taken as a whole, is, and all written information hereafter furnished by or on behalf of Borrower to Agent or any Lender pursuant hereto or in connection herewith, taken as a whole, will be, to the best of Borrower's knowledge, true and accurate in every material respect on the date as of which such information, taken as a whole, is dated or certified, and none of such information is or will be, to the best of Borrower's knowledge, incomplete by omitting to state any material fact necessary to make such information not misleading in any material respect in light of the circumstances under which made (it being recognized by Agent and Lenders that any projections and forecasts provided by Borrower are based on good faith estimates and assumptions believed by Borrower to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

5.18 Intellectual Property and Products.

(a) Schedule 5.18(a) (as updated from time to time in accordance with Section 6.1.2 hereof) accurately and completely lists all of Borrower’s Registered Intellectual Property.  Borrower owns and possesses or has a license or other right to use all Intellectual Property as is necessary for the conduct of the business of Borrower and the other Loan Parties, without any infringement upon the intellectual property rights of others.

(b) Schedule 5.18(b) (as updated from time to time in accordance with Section 6.1.2 hereof) accurately and completely lists all Products and all Required Permits, and Borrower has delivered to Agent a copy of all Required Permits as of the date hereof and to the extent requested by Agent from time to time in its discretion.

(i) With respect to any Product being tested, manufactured, marketed and/or sold by Borrower, Borrower has received (or the applicable, authorized third parties have received), and such Product is the subject of, all Required Permits needed in connection with the testing, manufacture, marketing and/or sale of such Product by or on behalf of Borrower.  Borrower has not received any notice from any applicable Governmental Authority, specifically including the FDA and Health Canada, that such Governmental Authority is conducting an investigation or review (other than a normal routine scheduled inspection) of Borrower’s manufacturing facilities, the processes for such Product or any related sales or marketing activities and/or the Required Permits related to such Product.  There are no material deficiencies or violations of applicable laws in relation to the manufacturing, processes, sales or marketing of such Product and/or the Required Permits related to such Product, no Required Permit has been revoked or withdrawn, nor, to the best of Borrower's knowledge, has any such Governmental Authority issued any order or recommendation stating that the development, testing, manufacturing, sales and/or marketing of such Product by or on behalf of Borrower should cease or be withdrawn from the marketplace, as applicable.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) Except as set forth on Schedule 5.18(b), (A) there have been no adverse clinical test results in respect of any Product since the date on which Borrower acquired rights to such Product, and (B) there have been no product recalls or voluntary product withdrawals from any market in respect of any Product since the date on which Borrower acquired rights to such Product.

(iii) Borrower has not experienced any significant failures in its manufacturing of any Product which caused any reduction in Products sold.

5.19 Restrictive Provisions.

Borrower is not a party to any agreement or contract or subject to any restriction contained in its operative documents which would reasonably be expected to have a Material Adverse Effect.

5.20 [Reserved].

5.21 Material Contracts.

Except for the agreements set forth on Schedule 5.21 (collectively, the “Material Contracts”), as of the Closing Date there are no (i) employment agreements covering the management of Borrower, (ii) collective bargaining agreements or other labor agreements covering any employees of Borrower, (iii) agreements for managerial, consulting or similar services to which Borrower is a party or by which it is bound, (iv) agreements regarding Borrower, its assets or operations or any investment therein to which any of its equity holders is a party, (v) patent licenses, trademark licenses, copyright licenses or other lease or license agreements to which Borrower is a party, either as lessor or lessee, or as licensor or licensee (other than widely-available software subject to “shrink-wrap” or “click-through” software licenses), (vi) distribution, marketing or supply agreements to which Borrower is a party, (vii) customer agreements to which Borrower is a party (in each case with respect to any agreement of the type described in the preceding clauses (i), (iii), (iv), (v), (vi) and (vii) requiring payment of more than $250,000 in any year), (viii) partnership agreements pursuant to which Borrower is a partner, limited liability company agreements pursuant to which Borrower is a member or manager, or joint venture agreements to which Borrower is a party, (ix) real estate leases, or (x) any other agreements or instruments to which Borrower is a party, in each case the breach, nonperformance or cancellation of which, would reasonably be expected to have a Material Adverse Effect.  Schedule 5.21 sets forth, with respect to each real estate lease agreement to which Borrower is a party as of the Closing Date, the address of the subject property. The consummation of the transactions contemplated by the Loan Documents will not give rise to a right of termination in favor of any party to any Material Contract (other than Borrower) which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

5.22 Compliance with Laws; Health Care Laws.

(a) Laws Generally. Borrower is in compliance with, and is conducting and has conducted its business and operations in material compliance with the requirements of all applicable laws, rules, regulations, decrees, orders, judgments, licenses and permits except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) Health Care Laws. Without limiting the generality of clause (a) above:

(i) Borrower is not in violation of any of the Health Care Laws, except for any such violation which would not reasonably be expected (either individually and taken as a whole with any other violations) to have a Material Adverse Effect.

(ii) Borrower has (either directly or through one or more authorized third parties) (i) all licenses, consents, certificates, permits, authorizations, approvals, franchises, registrations, qualifications and other rights from, and has made all declarations and filings with, all applicable Governmental Authorities and self regulatory authorities (each, an “Authorization”) necessary to engage in the business conducted by it, except for such Authorizations with respect to which the failure to obtain would not reasonably be expected to have a Material Adverse Effect, and (ii) no knowledge that any Governmental Authority is considering limiting, suspending or revoking any such Authorization, except where the limitation, suspension or revocation of such Authorization would not reasonably be expected to have a Material Adverse Effect.  All such Authorizations are valid and in full force and effect and Borrower is in material compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect to such Authorizations, except where failure to be in such compliance or for an Authorization to be valid and in full force and effect could not reasonably be expected to have a Material Adverse Effect.

(iii) Borrower has received and maintains accreditation in good standing and without limitation or impairment by all applicable accrediting organizations, to the extent required by applicable law or regulation (including any foreign law or equivalent regulation), except where the failure to be so accredited and in good standing without limitation would not reasonably be expected to have a Material Adverse Effect.

(iv) Except where any of the following would not reasonably be expected to have a Material Adverse Effect, Borrower has not been, and has not been threatened to be, (i) excluded from U.S. health care programs pursuant to 42 U.S.C. §1320(a)7 or any related regulations, (ii) “suspended” or “debarred” from selling products to the U.S. government or its agencies pursuant to the Federal Acquisition Regulation, relating to debarment and suspension applicable to federal government agencies generally (48 C.F.R. Subpart 9.4), or other applicable laws or regulations, or (iii) made a party to any other action by any Governmental Authority that may prohibit it from selling products to any governmental or other purchaser pursuant to any federal, provincial, state or local laws or regulations.

(v) Borrower has not received any written notice from Health Canada, the FDA or any other Governmental Authority with respect to, nor to Borrower’s best knowledge is there, any actual or threatened investigation, inquiry, or administrative or judicial action, hearing, or enforcement proceeding by Health Canada, the FDA or any other Governmental Authority against Borrower regarding any violation of applicable law, except for such investigations, inquiries, or administrative or judicial actions, hearings, or enforcement proceedings which, individually and in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.23 Existing Indebtedness; Investments, Guarantees and Certain Contracts.

Except as set forth on Schedule 7.1, Borrower does not (a) have any outstanding Debt, except Debt under the Loan Documents, or (b) own or hold any equity or long-term debt investments in, or have any outstanding advances to or any outstanding guarantees for the obligations of, or any outstanding borrowings from, any other Person.

5.24 Affiliated Agreements.

Except as set forth on Schedule 7.7 and employment agreements entered into with employees, managers, officers and directors from time to time in the ordinary course of business, (i) there are no existing or proposed agreements, arrangements, understandings or transactions between Borrower, on the one hand, and Borrower's members, managers, managing members, investors, officers, directors, stockholders, other equity holders, employees, or Affiliates or any members of their respective families, on the other hand, and (ii) to Borrower's knowledge, none of the foregoing Persons are directly or indirectly, indebted to or have any direct or indirect ownership or voting interest in, any Affiliate of Borrower or any Person with which Borrower has a business relationship or which competes with Borrower (except that any such Persons may own equity interests in (but not exceeding two percent (2%) of the outstanding equity interests of) any publicly traded company that may compete with Borrower).

5.25 Names; Locations of Offices, Records and Collateral; Deposit Accounts.

Borrower has not conducted business under or used any name (whether corporate, partnership or assumed) other than as shown on Schedule 5.25A.  Borrower is the sole owner(s) of all of its names listed on Schedule 5.25A, and any and all business done and invoices issued in such names are Borrower's sales, business and invoices.  Borrower maintains, and since its formation has maintained, respective places of business and chief executive offices only at the locations set forth on Schedule 5.25B or, after the Closing Date, as additionally disclosed to Agent and Lenders in writing, and all books and records of Borrower relating to or evidencing the Collateral are located and shall be only, in and at such locations (other than (i) Deposit Accounts, and (ii) Collateral in the possession of Agent, for the benefit of Lenders).  All of the tangible Collateral is located only in Canada.  Schedule 7.14 lists all of Borrower's Deposit Accounts as of the Closing Date.

5.26 Non-Subordination.

The Obligations are not subordinated in any way to any other obligations of Borrower or to the rights of any other Person.

5.27 Broker’s or Finder’s Commissions.

Except as set forth in Schedule 5.27, no broker’s, finder’s or placement fee or commission will be payable to any broker or agent engaged by Borrower or any of its officers, directors or agents with respect to the Loan or the transactions contemplated by this Agreement except for fees payable to Agent and Lenders.  Borrower agrees to indemnify Agent and hold each harmless from and against any claim, demand or liability for broker’s, finder’s or placement fees or similar commissions, whether or not payable by Borrower, alleged to have been incurred in connection with such transactions, other than any broker’s or finder’s fees payable to Persons engaged by Agent and/or Lenders without the consent of Borrower.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.28 Anti-Terrorism; OFAC.

(a) No Loan Party nor any Person controlling or controlled by a Loan Party, nor any Person having a beneficial interest in a Loan Party, nor any Person for whom a Loan Party is acting as agent or nominee in connection with this transaction (1) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (2) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such Person in any manner violative of Section 2 of such executive order, or (3) is a Person on the list of Specially Designated Nationals and Blocked Persons or is in violation of the limitations or prohibitions under any other OFAC regulation or executive order.

(b) No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

5.29 Security Interest.

Borrower has full right and power to grant to Agent, for the benefit of itself and the other Lenders, a perfected, first priority security interest and Lien on the Collateral pursuant to this Agreement and the other Loan Documents, subject to the following sentence.  Upon the execution and delivery of this Agreement and the other Loan Documents, and upon the filing of the necessary financing statements and/or appropriate filings and/or delivery of the necessary certificates evidencing an equity interest, control and/or possession, as applicable, without any further action, Agent will have a good, valid and first priority perfected Lien and security interest in the Collateral, for the benefit of Lenders.  Borrower is not party to any agreement, document or instrument that conflicts with this Section 5.29 (except as it relates to the documents governing the Prior Debt, each of which will be terminated and/or paid off as on the Closing Date).

5.30 Survival.

Borrower hereby makes the representations and warranties contained herein with the knowledge and intention that Agent and Lenders are relying and will rely thereon.  All such representations and warranties will survive the execution and delivery of this Agreement, the Closing and the making of the Loan.

Section 6 Affirmative Covenants.

Until all Obligations have been Paid in Full, Borrower agrees that, unless at any time Required Lenders shall otherwise expressly consent in writing, it will:

6.1 Information.

Furnish to Agent (which shall furnish to each Lender):

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.1.1 Annual Report.

Promptly when available and in any event within 120 days after the close of each Fiscal Year:  (a) a copy of the annual audit report of Borrower and its Subsidiaries for such Fiscal Year, including therein a consolidated balance sheet and statement of earnings and cash flows of Borrower and its Subsidiaries as at the end of and for such Fiscal Year, certified without qualification (except for qualifications relating to changes in accounting principles or practices reflecting changes in GAAP and required or approved by Borrower’s independent certified public accountants) by independent auditors of recognized standing selected by Borrower and reasonably acceptable to Agent (it being agreed that McGovern, Hurley, Cunningham LLP, the Borrower's present auditors are acceptable to Agent), together with (i) a written statement from such accountants (which statements may be limited to accounting matters and disclaim responsibility for legal interpretations) to the effect that in making the examination necessary for the signing of such annual audit report by such accountants, nothing came to their attention that caused them to believe that Borrower was not in compliance with Section 7.13 insofar as such provision relates to accounting matters or, if something has come to their attention that caused them to believe that Borrower was not in compliance with such section, describing such non-compliance in reasonable detail and (ii) a comparison with the previous Fiscal Year; and (b) upon Agent’s reasonable request, a consolidating balance sheet of Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidating statements of earnings and cash flows for Borrower and its Subsidiaries for such Fiscal Year, together with a comparison of actual results for such Fiscal Year with the budget for such Fiscal Year, each certified by the chief financial officer or another executive officer of Borrower.

6.1.2 Interim Reports.

(a) Promptly when available and in any event within 60 days after the end of each Fiscal Quarter, consolidated (and upon Agent’s reasonable request consolidating) balance sheets of Borrower and its Subsidiaries as of the end of such Fiscal Quarter, together with consolidated (and upon Agent’s reasonable request consolidating) statements of earnings and cash flows for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, together with a comparison with the corresponding period of the previous Fiscal Year and a comparison with the budget for such period of the current Fiscal Year, certified by the chief financial officer or other executive officer of Borrower; and (b) promptly when available and in any event within 45 days after the end of each month (including any such month that is the end of a Fiscal Quarter), (i) consolidated (and upon Agent’s reasonable request consolidating) balance sheets of Borrower and its Subsidiaries as of the end of such month, together with consolidated (and upon Agent’s reasonable request consolidating) statements of earnings and a consolidated (and upon Agent’s reasonable request consolidating) statement of cash flows for such month and for the period beginning with the first day of such Fiscal Year and ending on the last day of such month, together with a comparison with the corresponding period of the previous Fiscal Year and a comparison with the budget for such period of the current Fiscal Year, certified by the chief financial officer or other executive officer of Borrower, (ii) a written statement of Borrower’s management setting forth a discussion of Borrower’s financial condition, changes in financial condition and results of operations and (iii) updated Schedules 5.18(a) and (b) setting forth any changes to the disclosures set forth in such schedules as most recently provided to Agent or, as applicable, a written statement of Borrower’s management stating that there have been no changes to such disclosures as most recently provided to Agent.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.1.3 Revenue-Based Payment Reconciliation.

Borrower shall furnish to Agent, together with the quarterly (or, in the case of the last fiscal quarter of Borrower’s fiscal year, annual) financial statements made available to Agent and Lenders pursuant to Section 6.1.1 and Section 6.1.2, as applicable, a report, in form acceptable to Agent in its sole discretion, reconciling the Royalties, Net Sales and all other revenue reported by Borrower to Agent pursuant to Section 2.9.1(c) hereof for the most recently ended Fiscal Quarter to the amount of the Royalties, Net Sales and all other revenue reported by Borrower for such Fiscal Quarter.

6.1.4 Compliance Certificate.

Contemporaneously with the furnishing of a copy of each annual audit report pursuant to Section 6.1.1 and each set of quarterly statements pursuant to Section 6.1.2(a), a duly completed Compliance Certificate, with appropriate insertions, dated the date of delivery and corresponding to such annual report or such quarterly statements, and signed by the chief financial officer (or other executive officer) of Borrower, containing a computation showing compliance with Section 7.13 and a statement to the effect that such officer has not become aware of any Event of Default or Default that exists or, if there is any such event, describing it and the steps, if any, being taken to cure it.

6.1.5 Reports to Governmental Authorities and Shareholders.

Promptly upon the filing or sending thereof, copies of (a) all regular, periodic or special reports of each Loan Party filed with any Governmental Authority, (b) all registration statements (or such equivalent documents) of each Loan Party filed with any Governmental Authority and (c) all proxy statements or other communications made to the holders of Borrower’s Equity Interests generally; provided that, for so long as Borrower's Equity Interests are listed on the NASDAQ exchange, Borrower's prompt filing of any such information described in this Section 6.1.5 with the U.S. Securities and Exchange Commission shall satisfy Borrower's obligations under this Section 6.1.5.

6.1.6 Notice of Default; Litigation; ERISA Matters.

Promptly upon becoming aware of any of the following, written notice describing the same and the steps being taken by Borrower or the applicable Loan Party affected thereby with respect thereto:

(a) the occurrence of an Event of Default;

(b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by Borrower to Lenders which has been instituted or, to the knowledge of Borrower, is threatened in writing against Borrower or any other Loan Party or to which any of the properties of any thereof is subject, which in any case would reasonably be expected to have a Material Adverse Effect;

(c) [Reserved];

(d) any cancellation, where no suitable replacement is arranged, or material adverse change in any insurance maintained by Borrower or any other Loan Party;

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e) any other event (including (i) any violation of any law, including any Environmental Law, or the assertion of any Environmental Claim or (ii) the enactment or effectiveness of any law, rule or regulation) which could reasonably be expected to have a Material Adverse Effect; or

(f) to the extent that it would reasonably be expected to result in a Material Adverse Effect (i) any suspension, revocation, cancellation or withdrawal of an Authorization required for Borrower or any other Loan Party, is threatened or there is any basis for believing that such Authorization will not be renewable upon expiration or will be suspended, revoked, cancelled or withdrawn, (ii) Borrower or any other Loan Party enters into any consent decree or order pursuant to any Health Care Law and Regulation, or becomes a party to any judgment, decree or judicial or administrative order pursuant to any Health Care Law, (iii) receipt of any written notice or other written communication from the FDA or Health Canada alleging non-compliance with any applicable Health Care Law, (iv) the occurrence of any violation of any Health Care Law by Borrower or any of the other Loan Parties in the product development efforts, submissions, production, record keeping and reports to the FDA or Health Canada that could reasonably be expected to require or lead to an investigation, corrective action or enforcement, regulatory or administrative action, (v) the occurrence of any civil or criminal proceedings relating to Borrower or any of the other Loan Parties or any of their respective employees, which involve a matter within or related to the FDA’s  or Health Canada's jurisdiction, (vi) any officer, employee or agent of Borrower or any of the other Loan Parties is convicted of any crime or has engaged in any conduct for which debarment is mandated or permitted by 21 U.S.C. § 335a, or (vii) any officer, employee or agent of Borrower or any of the other Loan Parties is been convicted of any crime or engaged in any conduct for which such Person could be excluded from participating in any federal, provincial, state or local health care programs.

6.1.7 Management Report.

Promptly upon receipt thereof, copies of all detailed financial and management reports submitted to Borrower or any other Loan Party by independent auditors in connection with each annual or interim audit made by such auditors of the books of Borrower or any other Loan Party.

6.1.8 Projections.

As soon as practicable, and in any event not later than 30 days after the commencement of each Fiscal Year, financial projections on a monthly basis of revenues and EBITDA for Borrower and the Subsidiaries for such Fiscal Year prepared in a manner consistent with the projections delivered by Borrower to Agent prior to the Closing Date or otherwise in a manner reasonably satisfactory to Agent, accompanied by a certificate of a chief financial officer (or other executive officer) of Borrower on behalf of Borrower to the effect that (a) such projections were prepared by them in good faith, (b) Borrower believes that it has a reasonable basis for the assumptions contained in such projections and (c) such projections have been prepared in accordance with such assumptions.

6.1.9 Updated Schedules to Guarantee and Collateral Agreement.

Contemporaneously with the furnishing of each annual audit report pursuant to Section 6.1.1, updated versions of the Schedules to the Guarantee and Collateral Agreement showing information as of the date of such audit report (it being agreed and understood that this requirement shall be in addition to the notice and delivery requirements set forth in the Guarantee and Collateral Agreement).

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.1.10 Other Information.

(a) Promptly, upon receipt by Borrower, copies of any reports, statements or written materials (other than routine communications (electronic or otherwise) between Borrower or its Affiliates and such entities that are not material in nature) in relation to any Material Contract shall be delivered to Agent.

(b) Promptly from time to time, such other information concerning Borrower and any other Loan Party as Agent may reasonably request.

6.2 Books; Records; Inspections.

Keep, and cause each other Loan Party to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each other Loan Party to permit (at any reasonable time and with reasonable notice), Agent or any representative thereof to inspect the properties and operations of Borrower or any other Loan Party; and permit, and cause each other Loan Party to permit, at any reasonable time and with reasonable notice (or at any time without notice if an Event of Default exists), Agent (accompanied by any Lender) or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and Borrower hereby authorizes such independent auditors to discuss such financial matters with any Lender or Agent or any representative thereof), and to examine (and, at the expense of Borrower or the applicable Loan Party, photocopy extracts from) any of its books or other records; and permit, and cause each other Loan Party to permit, (at any reasonable time and with reasonable notice) Agent and its representatives to inspect the Collateral and other tangible assets of Borrower or Loan Party, to perform appraisals of the equipment of Borrower or Loan Party, and to inspect, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to any Collateral.  Notwithstanding the foregoing, Agent and its representatives shall conduct no more than two (2) such inspections, audits and/or examinations during any twelve (12) month period, unless following the occurrence and continuance of an Event of Default.

6.3 Conduct of Business; Maintenance of Property; Insurance.

(a) Borrower shall (i) conduct its business substantially in accordance with its current business practices, (ii) engage principally in the same or similar lines of business substantially as heretofore conducted, (iii) collect the Royalties in the ordinary course of business, (iv) maintain all of its Collateral used or useful in its business in good repair, working order and condition (normal wear and tear excepted and except as may be disposed of in the ordinary course of business and in accordance with the terms of the Loan Documents), (v) from time to time to make all necessary repairs, renewals and replacements to the Collateral; (vi) maintain and keep in full force and effect its existence and all material Permits and qualifications to do business and good standing in its jurisdiction of formation and each other jurisdiction in which the ownership or lease of property or the nature of its business makes such Permits or qualification necessary and in which failure to maintain such Permits or qualification could reasonably be expected to be, have or result in a Material Adverse Effect; (vii) remain in good standing and maintain operations in all jurisdictions in which it is currently located, except where the failure to remain in good standing or maintain operations would not reasonably be expected to be, have or result in a Material Adverse Effect, and (viii) maintain, comply with and keep in full force and effect its existence and all Intellectual Property and Permits necessary to conduct its business, except in each case where the failure to maintain, comply with or keep in full force and effect could not reasonably be expected to be, have or result in a Material Adverse Effect.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) Keep, and cause each other Loan Party to keep, all property necessary in the business of Borrower or each other Loan Party in good working order and condition, ordinary wear and tear excepted, and except as may be disposed of in the ordinary course of business and in accordance with the terms of the Loan Documents.

(c) Maintain, and cause each other Loan Party to maintain, with responsible insurance companies, such insurance coverage as shall be required by all laws, governmental regulations and court decrees and orders applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated; provided that in any event, such insurance shall, unless the Agent otherwise agrees, insure against all risks and liabilities of the type insured against as of the Closing Date and shall have insured amounts no less than, and deductibles no higher than, those amounts provided for as of the Closing Date.  Upon request of Agent or any Lender, Borrower shall furnish to Agent or such Lender a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by Borrower and each other Loan Party.  Borrower shall cause each issuer of an insurance policy to provide Agent with an endorsement (i) showing Agent as a loss payee with respect to each policy of property or casualty insurance and naming Agent as an additional insured with respect to each policy of liability insurance, (ii) providing that the insurance carrier will endeavor to give at least 30 days’ prior written notice to Borrower and Agent (or 10 days’ prior written notice if the Agent consents to such shorter notice) before the termination or cancellation of the policy prior to the expiration thereof and (iii) reasonably acceptable in all other respects to Agent.  Borrower shall execute and deliver, and cause each other applicable Loan Party to execute and deliver, to Agent a collateral assignment, in form and substance reasonably satisfactory to Agent, of each business interruption insurance policy maintained by the Loan Parties.

(d) Unless Borrower provides Agent with evidence of the continuing insurance coverage required by this Agreement, Agent (upon reasonable advance notice to Borrower) may purchase insurance at Borrower’s expense to protect Agent’s and Lenders’ interests in the Collateral.  This insurance shall protect Borrower’s and each other Loan Party’s interests.  The coverage that Agent purchases shall pay any claim that is made against Borrower or any other Loan Party in connection with the Collateral.  Borrower may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that Borrower has obtained the insurance coverage required by this Agreement.  If Agent purchases insurance for the Collateral, as set forth above, Borrower will be responsible for the reasonable costs of that insurance, including interest and any other charges that may be imposed with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance, and such costs of the insurance may be added to the principal amount of the Loans owing hereunder.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.4 Compliance with Laws; Payment of Taxes and Liabilities.

(a) Comply, and cause each other Loan Party to comply, in all material respects with all applicable laws, rules, regulations, decrees, orders, judgments, licenses and permits, except where failure to comply would not reasonably be expected to have a Material Adverse Effect; (b) without limiting clause (a) above, ensure, and cause each other Loan Party to ensure, that no person who Controls a Loan Party is (i) listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (ii) a Person designated under Section 1(b), (c) or (d) or Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders; (c) without limiting clause (a) above, comply and cause each other Loan Party to comply, with all applicable Bank Secrecy Act and anti-money laundering laws and regulations and (d) pay, and cause each other Loan Party to pay, prior to delinquency, all federal and other taxes and other material governmental charges against it or any of its property, as well as material claims of any kind which, if unpaid, could become a Lien (other than a Permitted Lien) on any of its property; provided that the foregoing shall not require Borrower or any other Loan Party to pay any such tax, charge or claim so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP.  For purposes of this Section 6.4, "Control" shall mean, when used with respect to any Person, (x) the direct or indirect beneficial ownership of fifty-one percent (51%) or more of the outstanding Equity Interests of such Person or (y) the power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

6.5 Maintenance of Existence.

Maintain and preserve, and (subject to Section 7.4) cause each other Loan Party to maintain and preserve, (a) its existence and good standing in the jurisdiction of its organization and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary, other than any such jurisdiction where the failure to be qualified or in good standing would not reasonably be expected to have a Material Adverse Effect.

6.6 [Reserved].

6.7 Environmental Matters.

Except to the extent the failure to do so would not be reasonably expected to result in a Material Adverse Effect, if any release or disposal of Hazardous Substances shall occur or shall have occurred on any real property or any other assets of Borrower or any other Loan Party, cause, or direct the applicable Loan Party to cause, the prompt containment and removal of such Hazardous Substances and the remediation of such real property or other assets as is necessary to comply in all material respects with all Environmental Laws and to preserve the value of such real property or other assets.  Without limiting the generality of the foregoing, except to the extent the failure to do so would not be reasonably expected to result in a Material Adverse Effect, Borrower shall, and shall cause each other Loan Party to, comply with each valid Federal or state judicial or administrative order requiring the performance at any real property by Borrower or any other Loan Party of activities in response to the release or threatened release of a Hazardous Substance.

6.8 Further Assurances.

Take, and cause each other Loan Party to take, such actions as are necessary or as Agent or the Required Lenders may reasonably request from time to time to ensure that the Obligations of Borrower and each other Loan Party under the Loan Documents are secured by a perfected Lien in favor of Agent (subject only to the Permitted Liens) on substantially all of the assets of Borrower and each Subsidiary of Borrower (as well as all equity interests of each Subsidiary of Borrower) and guaranteed by all of the Subsidiaries of Borrower (including, promptly upon the acquisition or creation thereof, any Subsidiary of Borrower acquired or created after the Closing Date), in each case including (a) the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, and the filing or recording of any of the foregoing and (b) the delivery of certificated securities (if any) and other Collateral with respect to which perfection is obtained by possession but excluding (a) the requirement for the Loan Parties to execute and deliver leasehold mortgages, and (b) any other Excluded Collateral as defined in the Guarantee and Collateral Agreement.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.9 Compliance with Health Care Laws.

(a) Without limiting or qualifying Section 6.4 or any other provision of this Agreement, Borrower will comply, and will cause each other Loan Party and each Subsidiary of Borrower to comply, in all material respects with all applicable Health Care Laws relating to the operation of such Person’s business, except where failure to comply would not reasonably be expected to have a Material Adverse Effect.

(b) [Reserved].

(c) Borrower will, and will cause each other Loan Party and each Subsidiary to:

(i) Keep in full force and effect all Authorizations required to operate such Person’s business under applicable Health Care Laws and maintain any other qualifications necessary to conduct, arrange for, administer, provide services in connection with or receive payment for, any clinical research services, except to the extent such failure to keep in full force and effect or maintain would not reasonably be expected to have a Material Adverse Effect.

(ii) Promptly furnish or cause to be furnished to the Agent, with respect to matters that could reasonably be expected to have a Material Adverse Effect, (i) copies of all material reports of investigational/inspectional observations issued to and received by the Loan Parties or any of their Subsidiaries, and issued by any Governmental Authority relating to such Person’s business, (ii) copies of all material establishment investigation/inspection reports (including, but not limited to, FDA Form 483’s) issued to and received by Loan Parties or any of their Subsidiaries and issued by any Governmental Authority, and (iii) copies of all material warnings and material untitled letters as well as other material documents received by Loan Parties or any of their Subsidiaries from the FDA, DEA, Health Canada or other Governmental Authority relating to or arising out of the conduct applicable to the business of the Loan Parties or any of their Subsidiaries that asserts past or ongoing lack of compliance with any Health Care Law or any other applicable foreign, federal, state or local law or regulation of similar import and (iv) notice of any material investigation or material audit or similar proceeding by the FDA, DEA, Health Canada or any other Governmental Authority.

(iii) Promptly furnish or cause to be furnished to the Agent, with respect to matters that would reasonably be expected to have a Material Adverse Effect, (in such form as may be reasonably required by Agent) copies of all non-privileged, reports, correspondence, pleadings and other communications relating to any matter that could lead to the loss, revocation or suspension (or threatened loss, revocation or suspension) of any material Authorization or of any material qualification of any Loan Party or Subsidiary, provided, that any internal reports to a Person’s compliance “hot line” which are promptly investigated and determined to be without merit need not be reported.

(iv) Promptly furnish or cause to be furnished to the Agent notice of all material fines or penalties imposed by any Governmental Authority under any Health Care Law against any Loan Party or any of its Subsidiaries.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(v) Promptly furnish or cause to be furnished to the Agent notice of all material allegations by any Governmental Authority (or any agent thereof) of fraudulent activities of any Loan Party or any of its Subsidiaries in relation to the provision of clinical research or related services.

Notwithstanding anything to the contrary in any Loan Document, no Loan Party or any of its Subsidiaries shall be required to furnish to Agent or any Lender patient-related or other information, the disclosure of which to Agent or such Lender is prohibited by any applicable law.

6.10 Cure of Violations.

If there shall occur any breach of Section 6.9, Borrower shall take such commercially reasonable action as is necessary to validly challenge or otherwise appropriately respond to such fact, event or circumstance within any timeframe required by applicable Health Care Laws, and shall thereafter diligently pursue the same.

6.11 Corporate Compliance Program.

Maintain, and will cause each other Loan Party to maintain on its behalf, a corporate compliance program reasonably acceptable to Agent.  Until the Obligations have been Paid in Full, Borrower will modify such corporate compliance program from time to time (and cause the other Loan Parties and Subsidiaries to modify their respective corporate compliance programs) as may be reasonable to attempt to ensure continuing compliance in all material respects with all material applicable laws, ordinances, rules, regulations and requirements (including, in all applicable material respects, any material Health Care Laws).  Borrower will permit Agent and/or any of its outside consultants to review such corporate compliance programs from time to time upon reasonable notice and during normal business hours of Borrower.

6.12 Payment of Debt.

Except as otherwise prescribed in the Loan Documents, Borrower shall pay, discharge or otherwise satisfy when due and payable (subject to applicable grace periods and, in the case of trade payables, to ordinary course of payment practices) all of its material obligations and liabilities, except when the amount or validity thereof is being contested in good faith by appropriate proceedings and appropriate reserves shall have been made in accordance with GAAP consistently applied.

Section 7 Negative Covenants.

Until all Obligations have been Paid in Full, Borrower agrees that, unless at any time Agent shall otherwise expressly consent in writing, in its sole discretion, it will:

7.1 Debt.

Not, and not permit any other Loan Party to, create, incur, assume or suffer to exist any Debt, except:

(a) Obligations under this Agreement and the other Loan Documents;

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) Debt secured by Liens permitted by Section 7.2(b), Section 7.2(d), Section 7.2(e) or Section 7.2(o) and extensions, renewals and re-financings thereof; provided that the aggregate amount of all such Debt permitted under Section 7.2(d) at any time outstanding shall not exceed $250,000;

(c) Debt with respect to any Hedging Obligations incurred for bona fide hedging purposes and not for speculation;

(d) Debt (1) arising from customary agreements for indemnification related to sales of goods, licensing of intellectual property or adjustment of purchase price or similar obligations in any case incurred in connection with the acquisition or disposition of any business, assets or Subsidiary of Borrower otherwise permitted hereunder, (2) representing deferred compensation to employees of any Loan Party incurred in the ordinary course of business and (3) representing customer deposits and advance payments received in the ordinary course of business from customers for goods purchased in the ordinary course of business;

(e) Debt with respect to cash management obligations and other Debt in respect of automatic clearing house arrangements, netting services, overdraft protection and similar arrangements, in each case incurred in the ordinary course of business;

(f) Debt incurred in connection with surety bonds, performance bonds or letters of credit for worker’s compensation, unemployment compensation and other types of social security and otherwise in the ordinary course of business or referred to in Section 7.2(e);

(g) Debt described on Schedule 7.1 as of the Closing Date, and any extension, renewal or refinancing thereof so long as the principal amount thereof is not increased,

(h) unsecured Debt (which for further clarity shall exclude accounts payable and other current liabilities incurred by Loan Parties in the ordinary course of business), in addition to the Debt listed above, in an aggregate outstanding amount not at any time exceeding $250,000; and

(i) Subordinated Debt entered into in accordance with this Agreement.

7.2 Liens.

Not, and not permit any other Loan Party to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:

(a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves in accordance with GAAP and with respect to which no execution or other enforcement has occurred;

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) Liens arising in the ordinary course of business (including without limitation (i) Liens of carriers, warehousemen, mechanics, landlords and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker’s compensation, unemployment compensation and other types of social security or in connection with surety bonds, bids, tenders, performance bonds, trade contracts not for borrowed money, licenses, statutory obligations and similar obligations) for sums not overdue or being diligently contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services and, in each case, for which it maintains adequate reserves in accordance with GAAP and with respect to which no execution or other enforcement of which is effectively stayed;

(c) Liens described on Schedule 7.2 as of the Closing Date (other than Liens being released at the closing under this Agreement);

(d) subject to the limitation set forth in Section 7.1(b), (i) Liens arising in connection with Capital Leases (and attaching only to the property being leased), (ii) Liens on any property securing debt incurred for the purpose of financing all or any part of the cost of acquiring or improving such property; provided that any such Lien attaches to such property within 90 days of the acquisition or improvement thereof and attaches solely to the property so acquired or improved and (iii) the replacement, extension or renewal of a Lien permitted by one of the foregoing clauses (i) or (ii) in the same property subject thereto arising out of the extension, renewal or replacement of the Debt secured thereby (without increase in the amount thereof);

(e) Liens relating to litigation bonds and attachments, appeal bonds, judgments and other similar Liens arising in connection with any judgment or award that is not an Event of Default hereunder;

(f) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of Borrower or any Subsidiary;

(g) Liens arising under the Loan Documents;

(h) the replacement, extension or renewal of any Lien permitted by clause (c) above upon or in the same property subject thereto arising out of the extension, renewal or replacement of the Debt secured thereby (without increase in the amount thereof);

(i) any interest or title of a licensor, sublicensor, lessor or sublessor under any license, lease, sublicense or sublease agreement to the extent limited to the item licensed or leased;

(j) (i)           Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (ii) customary set off rights of deposit banks with respect to deposit accounts maintained at such deposit banks or which are contained in standard agreements for the opening of an account with a bank;

(k) Liens arising from precautionary filings of financing statements under the PPSA, the Uniform Commercial Code or similar legislation of any applicable jurisdiction in respect of operating leases permitted hereunder and entered into by a Loan Party in the ordinary course of business;

(l) Liens attaching to cash earnest money deposits in connection with any letter of intent or purchase agreement permitted hereunder or indemnification other post-closing escrows or holdbacks;

(m) Liens incurred with respect to Hedging Obligations incurred for bona fide hedging purposes and not for speculation;

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(n) Liens to secure obligations of a Loan Party to another Loan Party,

(o) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods in the ordinary course of business; and

(p) other Liens (which, for further clarity shall include any Liens securing reimbursement obligations with respect to commercial letters of credit secured by Borrower from time to time) securing obligations in an aggregate amount not exceeding $250,000 at any time.

7.3 Dividends; Redemption of Equity Interests.

Not (a) declare, pay or make any dividend or distribution on any Equity Interests or other securities or ownership interests, (b) apply any of its funds, property or assets to the acquisition, redemption or other retirement of any Equity Interests or other securities or interests or of any options to purchase or acquire any of the foregoing, (c) otherwise make any payments, dividends or distributions to any member, manager, managing member, stockholder, director or other equity owner in such Person’s capacity as such, or (d) make any payment of any management, service or related or similar fee to any Affiliate or holder of Equity Interests of Borrower other than in compliance with Section 7.7 hereof.

7.4 Mergers; Consolidations; Asset Sales.

(a) Not be a party to any amalgamation or any other form of merger or consolidation, unless agreed to by Agent in its sole discretion, nor permit any other Loan Party to be a party to any amalgamation or any other form of merger or consolidation, unless agreed to by Agent in its reasonable discretion.

(b) Not, and not permit any other Loan Party to, sell, transfer, dispose of, convey or lease any of its assets or equity interests, or sell or assign with or without recourse any receivables, except for (i) sales of inventory in the ordinary course of business for at least fair market value, (ii) transfers, destruction or other disposition of inventory or obsolete or worn-out assets in the ordinary course of business and any other sales and dispositions of assets (excluding (A) any equity interests of Borrower or any Subsidiary or (B) sales of inventory described in clause (i) above) for at least fair market value (as determined by the Board of Directors of Borrower) so long as the net book value of all assets sold or otherwise disposed of in any Fiscal Year does not exceed $250,000 with respect to sales and dispositions made pursuant to this clause (ii), (iii) sales and dispositions to Loan Parties, (iv) leases, licenses, subleases and sublicenses entered into in the ordinary course of business, (v) sales and exchanges of Cash Equivalent Investments to the extent otherwise permitted hereunder, (vi) Liens expressly permitted under Section 7.2 and transactions expressly permitted by Section 7.4(a) or 7.10, (vii) sales or issuances of equity interests by Borrower, (viii) issuances of equity interests by any Loan Party to any other Loan Party, (ix) dispositions in the ordinary course of business consisting of the abandonment of intellectual property rights which, in the reasonable good faith determination of Borrower, are not material to the conduct of the business of the Loan Parties, (x) a cancellation of any intercompany Debt among the Loan Parties, (xi) a disposition which constitutes an insured event or pursuant to a condemnation, “eminent domain” or similar proceeding, (xii) sales and dispositions among Subsidiaries of Borrower, and (xiii) exchanges of existing equipment for new equipment that is substantially similar to the equipment being exchanged and that has a value equal to or greater than the equipment being exchanged.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.5 Modification of Organizational Documents.

Not permit the charter, by-laws or other organizational documents of Borrower or any other Loan Party to be amended or modified in any way which could reasonably be expected to materially and adversely affect the interests of Agent or any Lender.

7.6 Use of Proceeds.

Use the proceeds of the Loans, solely for paying off the Prior Debt, working capital, for capital expenditures, for fees and expenses related to the negotiation, execution, delivery and closing of this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby and for other general business purposes of Borrower and its Subsidiaries, and not use any proceeds of any Loan or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying” any Margin Stock.

7.7 Transactions with Affiliates.

Not, and not permit any other Loan Party to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates, which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates, other than (i) reasonable compensation and indemnities to, benefits for, reimbursement of expenses of, and employment arrangements with, officers, employees and directors in the ordinary course of business, (ii) transactions among Loan Parties and (iii) transactions pursuant to agreements in existence on the Closing Date and set forth on Schedule 7.7.

7.8 Inconsistent Agreements.

Not, and not permit any other Loan Party to, enter into any agreement containing any provision which would (a) be violated or breached by any borrowing by Borrower hereunder or by the performance by Borrower or any other Loan Party of any of its Obligations hereunder or under any other Loan Document, (b) prohibit Borrower or any other Loan Party from granting to Agent and Lenders a Lien on any of its assets or (c) create or permit to exist or become effective any encumbrance or restriction on the ability of any other Loan Party to (i) pay dividends or make other distributions to Borrower or any other Subsidiary, or pay any Debt owed to Borrower or any other Subsidiary, (ii) make loans or advances to Borrower or any other Loan Party or (iii) transfer any of its assets or properties to Borrower or any other Loan Party, other than, in the cases of clauses (b) and (c), (A) restrictions or conditions imposed by any agreement relating to purchase money Debt, Capital Leases and other secured Debt or to leases and licenses permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Debt or the property leased or licensed, (B) customary provisions in leases and other contracts restricting the assignment thereof, (C) restrictions and conditions imposed by law, (D) those arising under any Loan Document or any Subordinated Debt document and (E) customary provisions in contracts for the disposition of any assets; provided that the restrictions in any such contract shall apply only to the assets or Subsidiary that is to be disposed of and such disposition is permitted hereunder.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.9 Business Activities.

Not, and not permit any other Loan Party to, engage in any line of business other than the businesses engaged in on the Closing Date and businesses reasonably related thereto.  Not, and not permit any other Loan Party to, issue any equity interest other than (a) any issuance of Borrower’s equity securities (including pursuant to any employee or director option or stock purchase program, benefit plan or compensation program, but excluding the issuance of any equity securities that require any cash dividends or other cash distributions to be made prior to the Obligations being Paid in Full), (b) any issuance by a Subsidiary to Borrower or another Subsidiary in accordance with Section 7.3 or Section 7.10, or (c) any issuance of directors’ qualifying shares as required by applicable law.

7.10 Investments.

Not, and not permit any other Loan Party to, make or permit to exist any Investment in any other Person, except the following:

(a) contributions by Borrower to the capital of any Wholly-Owned Subsidiary of Borrower, so long as the recipient of any such contribution has guaranteed the Obligations and such guaranty is secured by a pledge of all of its equity interests and substantially all of its real and personal property, in each case in accordance with Section 6.8;

(b) Cash Equivalent Investments;

(c) bank deposits in the ordinary course of business;

(d) Investments listed on Schedule 7.10 as of the Closing Date, together with any roll-over or reinvestment of such Investment(s);

(e) any purchase or other acquisition by Borrower or any Wholly-Owned Subsidiary of Borrower of the assets or equity interests of any Subsidiary of Borrower;

(f) transactions among Loan Parties permitted by Section 7.4;

(g) Hedging Obligations permitted under Section 7.1(c); and

(h) (A) advances given to employees and directors in the ordinary course of business and (B) other emergency or special circumstance advances given to employees not to exceed in the case of (A) and (B) taken together $100,000 in the aggregate outstanding at any time;

(i) lease, utility and other similar deposits made in the ordinary course of business and trade credit extended in the ordinary course of business;

(j) Investments consisting of the non-cash portion of the consideration received in respect of Dispositions permitted hereunder;

(k) Investments resulting from or otherwise constituting Acquisitions not to exceed $1,000,000 in the aggregate during any calendar year of the term of this Loan; provided that, for purposes of calculating such aggregate annual Investments during any calendar year, such calculation shall exclude (i) any payments made by or on behalf of Borrower based solely on actual sales, revenues or other income-related metrics, (ii) any payments to be made in relation to such Investment after the Term Loan Maturity Date and (iii) any payments made during such calendar year in relation to Products in existence as of the Closing Date and/or Investments made by Borrower prior to the Closing Date.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(l) Investments permitted by Borrower or any Loan Party as a result of the receipt of insurance and/or condemnation proceeds in accordance with the Loan Documents; and

(m) Investments (i) received as a result of the bankruptcy or reorganization of any Person or taken in settlement of or other resolution of claims or disputes or (ii) in securities of customers and suppliers received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and bona fide disputes with, customers and suppliers, and, in each case, extensions, modifications and renewals thereof.

7.11 Restriction of Amendments to Certain Documents.

Not (i) amend or otherwise modify, or waive any rights under, any provisions of any Subordinated Debt (except that the terms of any Subordinated Debt may be amended, modified or otherwise waived to the extent permitted under any subordination agreements entered into by Agent in relation thereto) or (ii) without the prior written consent of Agent in its reasonable discretion, amend or otherwise modify in any material manner, or waive any rights under, any provisions of any of the Material Contracts (or any replacements thereof) set forth on Schedule 7.11 hereto (as such schedule may be updated by Agent from time to time to include any material contracts, licenses, agreements or similar arrangements to those described on such Schedule as of the Closing Date that are entered into by Borrower from time to time after the Closing Date).

7.12 Fiscal Year.

Not change its Fiscal Year.

7.13 Financial Covenants

7.13.1 Consolidated Unencumbered Liquid Assets.

Not permit the Consolidated Unencumbered Liquid Assets on the last day of any Fiscal Quarter to be less than CDN$1,000,000.

7.13.2 Minimum Net Sales.

Not permit the aggregate Net Sales and Royalties for the twelve consecutive month period ending on the last Business Day of any Fiscal Quarter to be less than the applicable amount set forth below for such period.

Minimum LTM Net Sales and Royalties ( in millions of Canadian Dollars) as of the end of:
Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016 and each Fiscal Quarter thereafter
$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
_________________
[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.14 Deposit Accounts.

Not, and not permit any other Loan Party, to maintain or establish any new Deposit Accounts other than (a) the Deposit Accounts set forth on Schedule 7.14 (which Deposit Accounts constitute all of the Deposit Accounts, securities accounts or other similar accounts maintained by the Loan Parties as of the Closing Date) without prior written notice to Agent and unless Agent, Borrower or such other applicable Loan Party and the bank or other financial institution at which the account is to be opened after the Closing Date enter into a tri-party deposit account control agreement, in form and substance reasonably satisfactory to Agent, regarding such Deposit Account pursuant to which each of such bank and the applicable Loan Party acknowledges the security interest and control of Agent in such account and agrees to limit its set-off rights with respect thereto, and (b) Exempt Accounts.

7.15 Subsidiaries.

Not, and not permit any other Loan Party to, in each case without the prior written consent of Agent in its sole discretion, establish or acquire any Subsidiary unless (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) such Subsidiary shall have assumed and joined each Loan Document as a Loan Party pursuant to documentation acceptable to Agent in its sole discretion and (iii) all other Loan Parties shall have reaffirmed all Obligations as well as all representations and warranties under the Loan Documents (except to the extent such representations and warranties specifically relate to a prior date only).

7.16 Food and Drug Matters.

To the extent that any of the following would reasonably be expected to result in a Material Adverse Effect, not, and not permit any other Loan Party to, (i) conduct any clinical studies in the United States or sponsor the conduct of any clinical research in the United States, (ii) introduce into commercial distribution any FDA Products which are, upon their shipment, adulterated or misbranded in violation of 21 U.S.C. § 331, (iii) make, and use commercially reasonable efforts to not permit any officer, employee or agent of any Loan Party to make, any untrue statement of material fact or fraudulent statement to the FDA, Health Canada or any other Governmental Authority; fail to disclose a material fact required to be disclosed to the FDA, Health Canada or any other Governmental Authority; or commit a material act, make a material statement, or fail to make a statement in breach of FDA Canada or the CSDA or that could reasonably be expected to provide the basis for the FDA, Health Canada or any other Governmental Authority to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” as set forth in 56 Fed. Reg. 46191 (September 10, 1991), or (iv) incur any material liability (whether actual or contingent) for failure to comply with Health Care Laws.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.17 Name; Permits; Dissolution; Insurance Policies; Disposition of Collateral; Taxes; Trade Names.

Borrower shall not (a) change its jurisdiction of organization or change its corporate name without thirty (30) calendar days prior written notice to Agent, (b) amend, alter, suspend, terminate or make provisional in any material way, any Permit, the suspension, amendment, alteration or termination of which could reasonably be expected to be, have or result in a Material Adverse Effect without the prior written consent of Required Lenders, which consent shall not be unreasonably withheld, (c) wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking or that would result in any of the foregoing, (d) amend, modify, restate or change any insurance policy in a manner adverse to Agent or Lenders, (e) [Reserved], (f) change any of its federal provincial tax or similar identification numbers under the relevant jurisdiction or establish new or additional trade names without providing not less than thirty (30) calendar days advance written notice to Agent, (g) revoke, alter or amend any Tax Information Authorization or other similar authorization mandated by the relevant Government Authority given to any Lender or (h) certificate, or cause to have certificated, any equity ownership interest in Borrower that is not evidenced by a certificate as of the Closing Date that is Collateral subject to this Agreement, without Required Lenders’ prior written consent.

7.18 Truth of Statements.

Borrower shall not knowingly furnish to Agent or any Lender any certificate or other document that contains any untrue statement of a material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

Section 8 Events of Default; Remedies.

8.1 Events of Default.

Each of the following shall constitute an Event of Default under this Agreement:

8.1.1 Non-Payment of Credit.

Default in the payment when due of the principal of any Loan; or default, and continuance thereof for five Business Days, in the payment when due of any interest, fee, or other amount payable by any Loan Party hereunder or under any other Loan Document.  For the avoidance of doubt, the underpayment of any Revenue-Based Payment shall not constitute the failure to make any payment for purposes of this Section 8.1.1 but instead shall be governed solely by Section 8.1.4.

8.1.2 Default Under Other Debt.

Any default shall occur under the terms applicable to any Debt of any Loan Party (excluding the Obligations) in an aggregate principal amount (for all such Debt so affected and including undrawn committed or available amounts and amounts owing to all creditors under any combined or syndicated credit arrangement) exceeding $250,000 and such default shall (a) consist of the failure to pay such Debt when due (after giving effect to applicable grace periods), whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable (or require Borrower or any other Loan Party to purchase or redeem such Debt or post cash collateral in respect thereof) prior to its expressed maturity.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.1.3 Bankruptcy; Insolvency.

(a) Any Loan Party shall (i) be unable to pay its debts generally as they become due, (ii) file an assignment or have filed against it a petition under any insolvency statute, (iii) make a general assignment for the benefit of its creditors, (iv) commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property or shall otherwise be dissolved or liquidated, or (v) make an application or commence a proceeding seeking reorganization or liquidation or similar relief under any Debtor Relief Law or any other applicable law; or

(b)  (i) a court of competent jurisdiction shall (A) enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of any Loan Party or the whole or any substantial part of any of Loan Party’s properties, which shall continue unstayed and in effect for a period of sixty (60) calendar days, (B) approve a petition or claim filed against any Loan Party seeking reorganization, liquidation or similar relief under the any Debtor Relief Law or any other applicable law, which is not dismissed within sixty (60) calendar days or, (C) under the provisions of any Debtor Relief Law or other applicable law or statute, assume custody or control of any Loan Party or of the whole or any substantial part of any of Loan Party’s properties, which is not irrevocably relinquished within sixty (60) calendar days, or (ii) there is commenced against any Loan Party any proceeding or petition seeking reorganization, liquidation or similar relief under any Debtor Relief Law or any other applicable law or statute, which (A) is not unconditionally dismissed within sixty (60) calendar days after the date of commencement, or (B) is with respect to which Borrower takes any action to indicate its approval of or consent.

8.1.4 Non-Compliance with Loan Documents.

(a) Failure by Borrower to comply with or to perform any covenant set forth in Section 7; (b) failure by any Loan Party to comply with or to perform any other provision of this Agreement or any other Loan Document applicable to it (and not constituting an Event of Default under any other provision of this Section 8) and continuance of such failure described in this clause (b) for 30 days after the earlier of any Loan Party becoming aware of such failure or notice thereof to Borrower from Agent or any Lender; or (c) failure by Borrower to pay the amount of any Royalty-Based Payment set forth in a report delivered pursuant to Section 2.9.1(c) on or before the applicable Payment Date or, if there is any dispute as to the amount of any Revenue-Based Payment required to be paid with respect to any Fiscal Quarter, failure by Borrower, upon final resolution of such dispute (by agreement or non-appealable judgment of a New York Court) to pay within 30 days after such final resolution the amount of any such Revenue-Based Payment determined to be payable by it and not previously paid.

8.1.5 Representations; Warranties.

Any representation or warranty made by any Loan Party herein or any other Loan Document is false or misleading in any material respect when made, or any schedule, certificate, financial statement, report, notice or other writing furnished by any Loan Party to Agent or any Lender in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

8.1.6 [Reserved].

8.1.7 Judgments.

Final judgments which exceed an aggregate of $250,000 (to the extent not adequately covered by insurance as to which the insurance company has not disclaimed liability) shall be rendered against any Loan Party and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within sixty (60) calendar days after entry or filing of such judgments.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.1.8 Invalidity of Loan Documents or Liens.

(a) Any Loan Document shall cease to be in full force and effect otherwise in accordance with its express terms that results in a material diminution of the rights and remedies afforded to Agent and/or Lenders or any other secured parties thereunder ; (b) any Loan Party (or any Person by, through or on behalf of any Loan Party) shall contest in any manner the validity, binding nature or enforceability of any Loan Document; or (c) any Lien created pursuant to any Loan Document ceases to constitute a valid first priority perfected Lien (subject to Permitted Liens) on any material portion of the Collateral in accordance with the terms thereof, or Agent ceases to have a valid perfected first priority security interest (subject to Permitted Liens) in any material portion of the Collateral pledged to Agent, for the benefit of Lenders, pursuant to the Collateral Documents.

8.1.9 Invalidity of Subordination Provisions.

Any subordination provision in any document or instrument governing Subordinated Debt or any subordination provision in any subordination agreement that relates to any Subordinated Debt, or any subordination provision in any guaranty by any Loan Party of any Subordinated Debt, shall cease to be in full force and effect other than as a result of any payment of such Subordinated Debt permitted hereunder, or any Loan Party shall contest in any manner the validity, binding nature or enforceability of any such provision.

8.1.10 Change of Control.

A Change of Control shall occur.

8.1.11 Withdrawals, Recalls, Adverse Test Results and Other Matters.

(a) The institution of any proceeding by FDA, Health Canada, or similar Governmental Authority to order the withdrawal of any Product or Product category from the market or to enjoin Borrower or its Subsidiary from manufacturing, marketing, selling or distributing any Product or Product category that could reasonably be expected to have a Material Adverse Effect, (b) the institution of any action or proceeding by any DEA, FDA, Health Canada or any other Governmental Authority to revoke, suspend, reject, withdraw, limit, or restrict any Required Permit held by Borrower or its Subsidiary or any of their representatives, which, in each case, could reasonably be expected to have a Material Adverse Effect, (c) the commencement of any enforcement action against Borrower or its Subsidiary by DEA, FDA, Health Canada or any other Governmental Authority that could reasonably be expected to have a Material Adverse Effect, (d) the recall of any Products from the market, the voluntary withdrawal of any Products from the market, or actions to discontinue the sale of any Products that could reasonably be expected to have a Material Adverse Effect, (e) the occurrence of adverse test results in connection with a Product which could reasonably be expected to have a Material Adverse Effect or (i) any termination of (or material default by any Person party thereto that would give any such party the right to terminate) (i) that certain Sales, Marketing & Distribution Agreement, dated as of June 30, 2008, by and between Actavis Group PTC ehf, an Iceland corporation, and Borrower as may be modified, amended, replaced or restated from time to time or (ii) that certain License Agreement, dated as of November 9, 2010, by and between Nautilus Neurosciences, Inc., a Delaware corporation, and Borrower as may be modified, amended, replaced or restated from time to time; if, in the case of either clauses (e)(i) and/or (ii), the exclusion of all revenue received by or on behalf of Borrower and its Subsidiaries in relation to such agreement(s) during each of the four (4) preceding Fiscal Quarters would have resulted in Borrower no longer having been in compliance with Section 7.13.2 hereof during any such Fiscal Quarter, or such future exclusion could reasonably be expected to result in Borrower not being in compliance with such Section on a go-forward basis.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.2 Remedies.

(a) If any Event of Default described in Section 8.1.3 shall occur, the Loans and all other Obligations shall become immediately due and payable without presentment, demand, protest or notice of any kind; and, if any other Event of Default shall occur and be continuing, Agent may, and upon the written request of Required Lenders shall, declare all or any part of the Loans and other Obligations to be due and payable, whereupon the Loans and other Obligations shall become immediately due and payable (in whole or in part, as applicable), all without presentment, demand, protest or notice of any kind.  Agent shall use commercially reasonable efforts to promptly advise Borrower of any such declaration, but failure to do so shall not impair the effect of such declaration.

(b) In addition to the acceleration provisions set forth in Section 8.2(a) above, upon the occurrence and continuation of an Event of Default, Agent may (or shall at the request of Required Lenders) exercise any and all rights, options and remedies provided for in any Loan Document, under the PPSA, the Uniform Commercial Code, any other applicable foreign or domestic laws or otherwise at law or in equity, including, without limitation, the right to (i) apply any property of Borrower held by Agent to reduce the Obligations, (ii) foreclose the Liens created under the Loan Documents, (iii) realize upon, take possession of and/or sell any Collateral or securities pledged, with or without judicial process, (iv) exercise all rights and powers with respect to the Collateral as Borrower might exercise, (v) collect and send notices regarding the Collateral, with or without judicial process, (vi) by its own means or with judicial assistance, enter any premises at which Collateral and/or pledged securities are located, or render any of the foregoing unusable or dispose of the Collateral and/or pledged securities on such premises without any liability for rent, storage, utilities, or other sums, and Borrower shall not resist or interfere with such action, (vii) at Borrower’s expense, require that all or any part of the Collateral be assembled and made available to Agent, for the benefit of Lenders, or Required Lenders at any place reasonably designated by Required Lenders in their sole discretion and/or relinquish or abandon any Collateral or securities pledged or any Lien thereon.

(c) The enumeration of any rights and remedies in any Loan Document is not intended to be exhaustive, and all rights and remedies of Agent and Lenders described in any Loan Document are cumulative and are not alternative to or exclusive of any other rights or remedies which Agent and Lenders otherwise may have.  The partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

Section 9 Agent.

9.1 Appointment; Authorization.

Each Lender hereby irrevocably appoints, designates and authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, Agent shall not have any duty or responsibility except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.2 Delegation of Duties.

Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

9.3 Limited Liability.

None of Agent or any of its directors, officers, employees or agents shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except to the extent resulting from its own gross negligence or willful misconduct as determined by a court of competent jurisdiction), or (b) be responsible in any manner to any Lender for any recital, statement, representation or warranty made by any Loan Party or Affiliate of any Loan Party, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (or the creation, perfection or priority of any Lien or security interest therein), or for any failure of any Loan Party or any other party to any Loan Document to perform its Obligations hereunder or thereunder.  Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or Affiliate of any Loan Party.

9.4 Reliance.

Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by Agent.  Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of Required Lenders (or all Lenders if expressly required hereunder) as it deems appropriate and, if it so requests, confirmation from Lenders of their obligation to indemnify Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of Required Lenders (or all Lenders if expressly required hereunder) and such request and any action taken or failure to act pursuant thereto shall be binding upon each Lender.

9.5 Notice of Default.

Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Event of Default or Default and stating that such notice is a “notice of default”.  Agent will notify Lenders of its receipt of any such notice or any such default in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders.  Agent shall take such action with respect to such Event of Default or Default as may be requested by Required Lenders in accordance with Section 8.2; provided, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Default as it shall deem advisable or in the best interest of Lenders.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.6 Credit Decision.

Each Lender acknowledges that Agent has not made any representation or warranty to it, and that no act by Agent hereafter taken, including any review of the affairs of Borrower and the other Loan Parties, shall be deemed to constitute any representation or warranty by Agent to any Lender.  Each Lender represents to Agent that it has, independently and without reliance upon Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower, and made its own decision to enter into this Agreement and to extend credit to Borrower hereunder.  Each Lender also represents that it will, independently and without reliance upon Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties.  Except for notices, reports and other documents expressly herein required to be furnished to Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of any Loan Party which may come into the possession of Agent.

9.7 Indemnification.

Whether or not the transactions contemplated hereby are consummated, each Lender shall indemnify upon demand Agent and its directors, officers, employees and agents (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), based on such Lender’s Pro Rata Term Loan Share, from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including Legal Costs, except to the extent any thereof result from the applicable Person’s own gross negligence or willful misconduct, as determined by a court of competent jurisdiction.  Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Legal Costs) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrower.  The undertaking in this Section 9.7 shall survive repayment of the Loans, cancellation of the Notes, any foreclosure under, or modification, release or discharge of, any or all of the Collateral Documents, termination of this Agreement and the resignation or replacement of Agent.

9.8 Agent Individually.

SWK and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Loan Party and any Affiliate of any Loan Party as though SWK were not Agent hereunder and without notice to or consent of any Lender.  Each Lender acknowledges that, pursuant to such activities, SWK or its Affiliates may receive information regarding Loan Parties or their Affiliates (including information that may be subject to confidentiality obligations in favor of any such Loan Party or such Affiliate) and acknowledge that Agent shall be under no obligation to provide such information to them.  With respect to their Loans (if any), SWK and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though SWK were not Agent, and the terms “Lender” and “Lenders” include SWK and its Affiliates, to the extent applicable, in their individual capacities.

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9.9 Successor Agent.

Agent may resign as Agent at any time upon 30 days’ prior notice to Lenders and Borrower (unless during the existence of an Event of Default such notice is waived by Required Lenders).  If Agent resigns under this Agreement, Required Lenders shall, with (so long as no Event of Default exists) the consent of Borrower (which shall not be unreasonably withheld or delayed), appoint from among Lenders a successor agent for Lenders.  If no successor agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, on behalf of, and after consulting with Lenders and (so long as no Event of Default exists) Borrower, a successor agent from among Lenders.  Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term “Agent” shall mean such successor agent, and the retiring Agent’s appointment, powers and duties as Agent shall be terminated.  After any retiring Agent’s resignation hereunder as Agent becomes effective, the provisions of this Section 9 and Sections 10.4 and 10.5 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.  If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Agent hereunder until such time, if any, as Required Lenders appoint a successor agent as provided for above; provided that in the case of any collateral security held by Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue so to hold such collateral security until such time as a successor Agent is appointed and the provisions of this Section 9 and Sections 10.4 and 10.5 shall continue to inure to its benefit so long as retiring Agent shall continue to so hold such collateral security.  Upon the acceptance of a successor’s appointment as Agent hereunder, the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents in respect of the Collateral.

9.10 Collateral and Guarantee Matters.

Lenders irrevocably authorize Agent, at its option and in its discretion, (a) to release any Lien granted to or held by Agent under any Collateral Document (i) when all Obligations have been Paid in Full; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any sale or other disposition permitted hereunder (including by consent, waiver or amendment and it being agreed and understood that Agent may conclusively rely without further inquiry on a certificate of an officer of Borrower as to the sale or other disposition of property being made in compliance with this Agreement); or (iii) subject to Section 10.1, if approved, authorized or ratified in writing by Required Lenders; (b) notwithstanding Section 10.1(a)(ii) hereof to release any party from its guaranty under the Guarantee and Collateral Agreement (i) when all Obligations have been Paid in Full or (ii) if such party was sold or is to be sold or disposed of as part of or in connection with any disposition permitted hereunder (including by consent, waiver or amendment and it being agreed and understood that Agent may conclusively rely without further inquiry on a certificate of an officer of Borrower as to the sale or other disposition being made in compliance with this Agreement); or (c) to subordinate its interest in any Collateral to any holder of a Lien on such Collateral which is permitted by clause (d) of Section 7.2 (it being understood that Agent may conclusively rely on a certificate from Borrower in determining whether the Debt secured by any such Lien is permitted by Section 7.1(b)).  Upon request by Agent at any time, Lenders will confirm in writing Agent’s authority to release, or subordinate its interest in, particular types or items of Collateral pursuant to this Section 9.10.

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Agent shall release any Lien granted to or held by Agent under any Collateral Document (i) when all Obligations have been Paid in Full, (ii) in respect of property sold or to be sold or disposed of as part of or in connection with any sale or other disposition permitted hereunder (it being agreed and understood that Agent may conclusively rely without further inquiry on a certificate of an officer of Borrower as to the sale or other disposition of property being made in compliance with this Agreement) or (iii) subject to Section 10.1, if directed to do so in writing by Required Lenders.

In furtherance of the foregoing, Agent agrees to execute and deliver to Borrower, at Borrower’s expense, such termination and release documentation as Borrower may reasonably request to evidence a Lien release that occurs pursuant to terms of this Section 9.10.

9.11 Subordinated Debt.

Each Lender hereby irrevocably appoints, designates and authorizes Agent to enter into any subordination or intercreditor agreement pertaining to any Subordinated Debt, on its behalf and to take such action on its behalf under the provisions of any such agreement (subject to the last sentence of this Section 9.11).  Each Lender further agrees to be bound by the terms and conditions of any subordination or intercreditor agreement pertaining to any Subordinated Debt.  Each Lender hereby authorizes Agent to issue blockages notices in connection with any Subordinated Debt at the direction of Required Lenders (it being agreed and understood that Agent will not act unilaterally to issue such blockage notices).

9.12 Actions in Concert.

For the sake of clarity, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement, the Notes or any other Loan Document (including exercising any rights of setoff) without first obtaining the prior written consent of Agent and Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement, the Notes and the other Loan Documents shall be taken in concert and at the direction or with the consent of Agent or Required Lenders.

Section 10 Miscellaneous.

10.1 Waiver; Amendments.

(a) Except as otherwise expressly provided in this Agreement, no amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or any of the other Loan Documents (or any subordination and intercreditor agreement or other subordination provisions relating to any Subordinated Debt) shall in any event be effective unless the same shall be in writing and signed by Borrower (with respect to Loan Documents to which Borrower is a party), by Lenders having aggregate Pro Rata Term Loan Shares of not less than the aggregate Pro Rata Term Loan Shares expressly designated herein with respect thereto or, in the absence of such express designation herein, by Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that:

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(i) no such amendment, modification, waiver or consent shall, unless in writing and signed by all of the Lenders directly affected thereby, in addition to Required Lenders and Borrower, do any of the following: (1) increase any of the Commitments (provided, that only the Lenders participating in any such increase of the Commitments shall be considered directly affected by such increase), (2) extend the date scheduled for payment of any principal of (except as otherwise expressly set forth below in clause (3) of this Section 10.1(a)(i)) or interest on the Loans or any fees or other amounts payable hereunder or under the other Loan Documents, or (3) reduce the principal amount of any Loan, the amount or rate of interest thereon (provided, that Required Lenders may rescind an imposition of default interest pursuant to Section 2.6.1), or any fees or other amounts payable hereunder or under the other Loan Documents; and

(ii) no such amendment, modification, waiver or consent shall, unless in writing and signed by all of the Lenders in addition to Borrower (with respect to Loan Documents to which Borrower is a party), each such other Loan Party, do any of the following:  (1) release any material guaranty under the Guarantee and Collateral Agreement or release all or substantially all of the Collateral granted under the Collateral Documents, except as otherwise specifically provided in this Agreement or the other Loan Documents, (2) change the definition of Required Lenders, (3) change any provision of this Section 10.1, (4) amend the provisions of Section 2.10.2, or (5) reduce the aggregate Pro Rata Term Loan Shares required to effect any amendment, modification, waiver or consent under the Loan Documents.

(b) No amendment, modification, waiver or consent shall, unless in writing and signed by Agent, in addition to Borrower and Required Lenders (or all Lenders directly affected thereby or all of the Lenders, as the case may be, in accordance with the provisions above), affect the rights, privileges, duties or obligations of Agent (including without limitation under the provisions of Section 9), under this Agreement or any other Loan Document.

(c) No delay on the part of Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

10.2 Notices.

All notices hereunder shall be in writing (including via electronic mail) and shall be sent to the applicable party at its address shown on Annex II or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose.  Notices sent by electronic mail transmission shall be deemed to have been given when sent if sent during regular business hours on a Business Day, otherwise, such deemed delivery will be effective as of the next Business Day; notices sent by mail shall be deemed to have been given five (5) Business Days after the date when sent by registered or certified mail, first class postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.   Borrower, Agent and Lenders each hereby acknowledge that, from time to time, Agent, Lenders and Borrower may deliver information and notices using electronic mail.

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10.3 Computations.

Unless otherwise specifically provided herein, any accounting term used in this Agreement (including in Section 7.13 or any related definition) shall have the meaning customarily given such term in accordance with GAAP, and all financial computations (including pursuant to Section 7.13 and the related definitions, and with respect to the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation) hereunder shall be computed in accordance with GAAP consistently applied; provided that if Borrower notifies Agent that Borrower wishes to amend any covenant in Section 7.13 (or any related definition) to eliminate or to take into account the effect of any change in GAAP on the operation of such covenant (or if Agent notifies Borrower that Required Lenders wish to amend Section 7.13 (or any related definition) for such purpose), then Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant (or related definition) is amended in a manner satisfactory to Borrower and Required Lenders.  The explicit qualification of terms or computations by the phrase “in accordance with GAAP” shall in no way be construed to limit the foregoing.  Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 (Codification of Accounting Standards 825-10) to value any Debt or other liabilities of any Loan Party or any Subsidiary at “fair value”, as defined therein.

10.4 Costs; Expenses.

Borrower agrees to pay on demand the reasonable, duly documented by valid invoices, out-of-pocket third party costs and expenses of (a) Agent (including Legal Costs) in connection with (i) the preparation, execution, syndication and delivery (including perfection and protection of Collateral) of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith, (ii) the administration of the Loans and the Loan Documents and (iii) any proposed or actual amendment, supplement or waiver to any Loan Document, and (b) Agent and Lenders (including Legal Costs) in connection with the collection of the Obligations and enforcement of this Agreement, the other Loan Documents or any such other documents.  In addition, Borrower agrees to pay and to save Agent and Lenders harmless from all liability for, any fees of Borrower’s auditors in connection with any reasonable exercise by Agent and Lenders of their rights pursuant to and to the extent provided in Section 6.2.  All Obligations provided for in this Section 10.4 shall survive repayment of the Loans, cancellation of the Notes, and termination of this Agreement.  Notwithstanding the foregoing, Borrower shall not be responsible for any such costs or expenses incurred by Agent and Lenders on or before the Closing Date in excess of $100,000.  For greater certainty, Borrower shall not be responsible for Agent's or any Lenders' internal costs and expenses of their employees or otherwise.

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10.5 Indemnification by Borrower.

In consideration of the execution and delivery of this Agreement by Agent and Lenders and the agreement to extend the Commitments provided hereunder, Borrower hereby agrees to indemnify, exonerate and hold Agent, each Lender and each of the officers, directors, employees, Affiliates and agents of Agent and each Lender (each a “Lender Party”) free and harmless from and against any and all actions, causes of action, suits, losses (other than loss of profits or consequential damages), liabilities, damages and expenses, including Legal Costs (collectively, the “Indemnified Liabilities”), incurred by Lender Parties or any of them as a result of, or arising out of, or relating to any act or omission of any Loan Party or any of their respective officers, directors or agents, including, without limitation, (a) any tender offer, merger, purchase of equity interests, purchase of assets or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Loans, (b) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any Hazardous Substance at any property owned or leased by Borrower or any other Loan Party, (c) any violation of any Environmental Laws with respect to conditions at any property owned or leased by any Loan Party or the operations conducted thereon, (d) the investigation, cleanup or remediation of offsite locations at which any Loan Party or their respective predecessors are alleged to have directly or indirectly disposed of Hazardous Substances or (e) the execution, delivery, performance or enforcement of this Agreement or any other Loan Document by any Lender Party, except to the extent any such Indemnified Liabilities result solely from the applicable Lender Party’s own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction in a non-appealable judgment.  If and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.  All Obligations provided for in this Section 10.5 shall survive repayment of the Loans, cancellation of the Notes, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

10.6 Marshaling; Payments Set Aside.

Neither Agent nor any Lender shall be under any obligation to marshal any assets in favor of Borrower or any other Person or against or in payment of any or all of the Obligations.  To the extent that Borrower makes a payment or payments to Agent or any Lender, or Agent or any Lender enforces its Liens or exercises its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Agent or any Lender in its discretion) to be repaid to a trustee, receiver or any other party in connection with any bankruptcy, insolvency or similar proceeding, or otherwise, then (a) to the fullest extent permitted by applicable law, to the extent of such recovery, the obligation hereunder or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and (b) each Lender severally agrees to pay to Agent upon demand its ratable share of the total amount so recovered from or repaid by Agent to the extent paid to such Lender.

10.7 Nonliability of Lenders.

The relationship between Borrower on the one hand and Lenders and Agent on the other hand shall be solely that of borrower and lender.  Neither Agent nor any Lender shall have any fiduciary responsibility to Borrower.  Neither Agent nor any Lender undertakes any responsibility to Borrower to review or inform Borrower of any matter in connection with any phase of Borrower’s business or operations.  To the fullest extent permitted under applicable law, execution of this Agreement by Borrower constitutes a full, complete and irrevocable release of any and all claims which Borrower may have at law or in equity in respect of all prior discussions and understandings, oral or written, relating to the subject matter of this Agreement and the other Loan Documents.  Neither Agent nor any Lender shall have any liability with respect to, and Borrower hereby, to the fullest extent permitted under applicable law, waives, releases and agrees not to sue for, any special, indirect, punitive or consequential damages or liabilities.

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10.8 Assignments; Participations.

10.8.1 Assignments.

(a) Any Lender may at any time assign to one or more Persons (other than a Loan Party and their respective Affiliates) (any such Person, an “Assignee”) all or any portion of such Lender’s Loans and Commitments, with the prior written consent of Agent, and, so long as no Event of Default exists, Borrower (which consents shall not be unreasonably withheld or delayed and shall not be required (i) from Borrower for an assignment by a Lender to another Lender or an Affiliate of a Lender or an Approved Fund of a Lender, (ii) from Borrower or Agent for an assignment by SWK Funding LLC, as a Lender, to any Person for which SWK Advisors LLC acts as an investment advisor (or any similar type of representation or agency) pursuant to a written agreement or (iii) from Agent for an assignment by a Lender to an Affiliate of a Lender or an Approved Fund of a Lender, in each case so long as such assignment does not result in Borrower being obligated to pay a greater amount under Section 3 to the Assignee than Borrower is then obligated to pay to the assigning Lender under such Section).  Except as Agent and, so long as no Event of Default exists, Borrower may otherwise agree, any such assignment (other than any assignment by a Lender to a Lender or an Affiliate or Approved Fund of a Lender) shall be in a minimum aggregate amount equal to $1,000,000 or, if less, the Commitment or the principal amount of the Loan being assigned.  Borrower and Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned to an Assignee until Agent shall have received and accepted an effective Assignment Agreement executed, delivered and fully completed by the applicable parties thereto and a processing fee of $3,500 to be paid by the Lender to whom such interest is assigned; provided, that no such fee shall be payable in connection with any assignment by a Lender to a Lender or an Affiliate or Approved Fund of a Lender.  Notwithstanding the foregoing, if the consent of Borrower is required for any assignment hereunder, Borrower withholding such consent because such assignment would result in Borrower being obligated to pay a greater amount under Section 3 to the Assignee than Borrower is then obligated to pay to the assigning Lender under such Section, shall be deemed to be a reasonable basis for Borrower to withhold such consent.  Notwithstanding the foregoing, no Lender shall, without the prior written consent of Borrower in its sole discretion, transfer all or any portion of such Lender's Loans and Commitments to any Competitor at any time prior to the occurrence and continuance of an Event of Default, it being the intention of the parties hereto that no such restriction on assignment shall be applicable following the occurrence and continuance of an Event of Default.

(b) From and after the date on which the conditions described above have been met, (i) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (ii) the assigning Lender, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, shall be released from its rights (other than its indemnification rights) and obligations hereunder.  Upon the request of the Assignee (and, as applicable, the assigning Lender) pursuant to an effective Assignment Agreement, Borrower shall execute and deliver to Agent for delivery to the Assignee (and, as applicable, the assigning Lender) a Note in the principal amount of the Assignee’s Pro Rata Term Loan Share (and, as applicable, a Note in the principal amount of the Pro Rata Term Loan Share retained by the assigning Lender).  Each such Note shall be dated the effective date of such assignment.  Upon receipt by the assigning Lender of such Note, the assigning Lender shall return to Borrower any prior Note held by it.

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(c) Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices in the United States a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of each Lender, and the Commitments of, and principal amount of the Loans owing to, such Lender pursuant to the terms hereof.  The entries in such register shall be, in the absence of manifest error, conclusive, and Borrower, Agent and Lenders may treat each Person whose name is recorded therein pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  Such register shall be available for inspection by Borrower and any Lender, at any reasonable time upon reasonable prior notice to Agent.

(d) Notwithstanding the foregoing provisions of this Section 10.8.1 or any other provision of this Agreement, any Lender may at any time assign all or any portion of its Loans and its Note (i) as collateral security to a Federal Reserve Bank or, as applicable, to such Lender’s trustee for the benefit of its investors (but no such assignment shall release any Lender from any of its obligations hereunder) and (ii) unless such assignment results in Borrower being obligated to pay a greater amount under Section 3 to the Assignee than Borrower is then obligated to pay to the assigning Lender under such Section (in which case the provisions of Section 10.8.1(a) shall govern), to (w) an Affiliate of such Lender which is at least 50% owned (directly or indirectly) by such Lender or by its direct or indirect parent company, (x) its direct or indirect parent company, (y) to one or more other Lenders or (z) to an Approved Fund.

10.9 Participations.

Any Lender may at any time sell to one or more Persons participating interests in its Loans, Commitments or other interests hereunder (any such Person, a “Participant”).  In the event of a sale by a Lender of a participating interest to a Participant, (a) such Lender’s obligations hereunder shall remain unchanged for all purposes, (b) Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations hereunder and (c) all amounts payable by Borrower shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender.  No Participant shall have any direct or indirect voting rights hereunder except with respect to any event described in Section 10.1 expressly requiring the unanimous vote of all Lenders or, as applicable, all affected Lenders.  Each Lender agrees to incorporate the requirements of the preceding sentence into each participation agreement which such Lender enters into with any Participant.  Borrower agrees, to the fullest extent permitted by applicable law, that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that such right of set-off shall be subject to the obligation of each Participant to share with Lenders, and Lenders agree to share with each Participant, as provided in Section 2.10.4.  Borrower also agrees that each Participant shall be entitled to the benefits of Section 3 as if it were a Lender (provided that a Participant shall not be entitled to such benefits unless such Participant agrees, for the benefit of Borrower, to comply with the documentation requirements of Section 3.1(c) as if it were a Lender and complies with such requirements, and provided, further, that no Participant shall receive any greater compensation pursuant to Section 3 than would have been paid to the participating Lender if no participation had been sold).  Any such Lender transferring a participation shall, as an agent for Borrower, maintain in the United States a register to record the names, address, and interest, principal and other amounts owing to, each Participant.  The entries in such register shall be, in the absence of manifest error, conclusive, and Borrower, Agent and the Lenders may treat each Person whose name is recorded therein pursuant to the terms hereof as a Participant hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  Such Participation register shall be available for inspection by the Agent or Borrower, at any reasonable time upon reasonable prior written notice from Agent or Borrower.  Notwithstanding the foregoing, no Lender shall, without the prior written consent of Borrower in its sole discretion, sell any such participating interest in its Loans to any Competitor at any time prior to the occurrence and continuance of an Event of Default, it being the intention of the parties hereto that no such restriction on the sale of such participating interests shall be applicable following the occurrence and continuance of an Event of Default

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.10 Confidentiality.

Borrower, Agent and each Lender agree to use commercially reasonable efforts (equivalent to the efforts Borrower, Agent or such Lender applies to maintain the confidentiality of its own confidential information) to maintain as confidential all information (including, without limitation, any information provided by Borrower pursuant to Sections 6.1.3, 6.1.7, 6.1.8 and 6.2) provided to them by any other party hereto and/or any other Loan Party, as applicable, except that Agent and each Lender may disclose such information (a) to Persons employed or engaged by Agent or such Lender or any of their Affiliates (including collateral managers of Lenders) in evaluating, approving, structuring or administering the Loans and the Commitments provided that such Persons have been informed of the covenant contained in this Section 10.9; (b) to any assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 10.9 (and any such assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any federal or state regulatory authority or examiner, or any insurance industry association, or as reasonably believed by Agent or such Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of Agent’s or such Lender’s counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any litigation to which Agent or such Lender is a party; (f) to any nationally recognized rating agency or investor of a Lender that requires access to information about a Lender’s investment portfolio in connection with ratings issued or investment decisions with respect to such Lender; (g) that ceases to be confidential through no fault of Agent or any Lender; (h) to a Person that is an investor or prospective investor in a Securitization that agrees that its access to information regarding Borrower and the Loans and Commitments is solely for purposes of evaluating an investment in such Securitization and who agrees to treat such information as confidential; or (i) to a Person that is a trustee, collateral manager, servicer, noteholder or secured party in a Securitization in connection with the administration, servicing and reporting on the assets serving as collateral for such Securitization.  For purposes of this Section, “Securitization” means a public or private offering by a Lender or any of its Affiliates or their respective successors and assigns, of securities which represent an interest in, or which are collateralized, in whole or in part, by the Loans or the Commitments.  In each case described in clauses (c), (d) and (e) (as such disclosure in clause (e) pertains to litigation only), where the Agent or Lender, as applicable, is compelled to disclose a Loan Party’s confidential information, promptly after such disclosure the Agent or such Lender, as applicable, shall notify Borrower of such disclosure provided, however, that neither the Agent nor any Lender shall be required to notify Borrower of any such disclosure (i) to any federal or state banking regulatory authority conducting an examination of the Agent or such Lender, or (ii) to the extent that it is legally prohibited from so notifying Borrower.  Notwithstanding the foregoing, Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.11 Captions.

Captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

10.12 Nature of Remedies.

All Obligations of Borrower and rights of Agent and Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.  No failure to exercise and no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

10.13 Counterparts.

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.  Receipt by facsimile machine or in “.pdf” format through electronic mail of any executed signature page to this Agreement or any other Loan Document shall constitute effective delivery of such signature page.  This Agreement and the other Loan Documents to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “.pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such other Loan Document shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

10.14 Severability.

The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

10.15 Entire Agreement.

This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.16 Successors; Assigns.

This Agreement shall be binding upon Borrower, Lenders and Agent and their respective successors and assigns, and shall inure to the benefit of Borrower, Lenders and Agent and the successors and assigns of Lenders and Agent.  No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.  Borrower may not assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of Agent and each Lender.

10.17 Governing Law.

THIS AGREEMENT AND EACH NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

10.18 Forum Selection; Consent to Jurisdiction.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.  EACH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, U.S. FIRST CLASS POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.  EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.19 Waiver of Jury Trial.

EACH OF BORROWER, AGENT AND EACH LENDER, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

10.20 Patriot Act.

Each Lender that is subject to the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), and Agent (for itself and not on behalf of any Lender), hereby notifies each Loan Party that, pursuant to the requirements of the Patriot Act, such Lender and Agent are required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or Agent, as applicable, to identify each Loan Party in accordance with the Patriot Act.

[signature pages follow]

The parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

TRIBUTE PHARMACEUTICALS CANADA INC.,
a corporation organized under the laws of Ontario, Canada,
as Borrower

By: /s/ Scott Langille
Name: Scott Langille
Title: Chief Financial Officer

SWK FUNDING LLC,
as Agent and a Lender

By: /s/ Winston Black
Name: Winston Black
Title: Managing Director

ANNEX I

COMMITMENTS AND PRO RATA TERM LOAN SHARES

Lender	Term Loan Commitment	Pro Rata Term Loan Share
SWK	100%	$6,000,000.00

ANNEX II

ADDRESSES

TRIBUTE:

Tribute Pharmaceuticals Canada Inc.
151 Steeles Avenue E.
Milton, Ontario L9T 1Y1

SWK:

SWK Holdings
15770 Dallas Parkway, Suite 1290
Dallas, Texas 75248

Exhibit A

Form of Assignment Agreement

This Assignment Agreement (the “Assignment Agreement”) is entered into as of __________ by and between the Assignor named on the signature page hereto (“Assignor”) and the Assignee named on the signature page hereto (“Assignee”).  Reference is made to the Credit Agreement dated as of August 8, 2013 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) among Tribute Pharmaceuticals Canada Inc, a corporation incorporated under the laws of Ontario, Canada (“Borrower”), the lenders party thereto from time to time ("Lenders"), and SWK Funding LLC, as administrative agent (“Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

Assignor and Assignee agree as follows:

1.           For an agreed consideration, Assignor hereby irrevocably sells and assigns to Assignee, and the Assignee hereby irrevocably purchases and assumes from Assignor, subject to and in accordance with the Credit Agreement, as of the Effective Date (as defined below) (i) all of Assignors’ rights and obligations in its capacities as Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest, as identified on the schedule attached hereto, of all of such outstanding rights and obligations of Assignor under or in relation to the Credit Agreement, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of Assignor (in its capacity as Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as an “Assigned Interest”).  Such sale and assignment is without recourse to Assignor and, except as expressly provided in this Assignment Agreement, without representation or warranty by Assignor.

2.           Assignor (i) represents that as of the Effective Date, that it is the legal and beneficial owner of the Assigned Interests free and clear of any adverse claim, (ii) represents that, as of the date hereof, the balance of the Loan is [$______], (iii) makes no other representation or warranty and assumes no responsibility with respect to any statement, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any other Person or the performance or observance by any Loan Party of its Obligations under the Credit Agreement or the other Loan Documents or any other instrument or document furnished pursuant thereto.

3.           Assignee (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (iii) represents and warrants that it has, independently and without reliance upon Agent or Assignor or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement and to purchase such Assigned Interest (iv) agrees that it will, independently and without reliance upon Agent, Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) hereby represents and warrants that upon the effectiveness of this Assignment Agreement, Assignee will be a Lender under the Credit Agreement and further agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (vii) represents that on the date of this Assignment Agreement it is not presently aware of any facts that would cause it to make a claim under the Credit Agreement; (viii) if organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States, which have been duly executed, certifying as to Assignee’s exemption from United States withholding taxes with respect to all payments to be made to Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty; (ix) represents and warrants that it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, and (x) represents and warrants for the benefit of Borrower that Assignee is not a Competitor.

[Tribute] Form of Assignment Agreement (Exhibit A)

4.           The effective date for this Assignment Agreement shall be as set forth on the schedule attached hereto (the “Effective Date”).  Following the execution of this Assignment Agreement, it will be delivered to Agent for acceptance and recording by Agent pursuant to the Credit Agreement.

5.           Upon such acceptance and recording, from and after the Effective Date, (i) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment Agreement, have the rights and obligations of a Lender thereunder and (ii) Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights (other than indemnification rights) and be released from its obligations under the Credit Agreement.

6.           From and after the Effective Date, Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to Assignor for amounts which have accrued to but excluding the Effective Date and to Assignee for amounts which have accrued from and after the Effective Date.  Notwithstanding the foregoing, Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to Assignee.

7.           THIS ASSIGNMENT AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

8.           This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Assignment Agreement.  Receipt by electronic transmission of any executed signature page to this Assignment Agreement shall constitute effective delivery of such signature page.

[Tribute] Form of Assignment Agreement (Exhibit A)

The parties hereto have caused this Assignment Agreement to be executed and delivered as of the date first written above.

ASSIGNOR:
[___________________________]

By:
Title:

ASSIGNOR:
[___________________________]

By:
Title:

Consented to:

SWK FUNDING LLC,
as Agent

By:	/s/
Name:
Title:		]

[TRIBUTE PHARMACEUTICALS CANADA INC. [As needed prior to an Event of Default]

By:	/s/
Title:		]

[Tribute] Form of Assignment Agreement (Exhibit A)

Schedule to Assignment Agreement

Assignor:                        ____________________

Assignee:                        ____________________

Effective Date:               ____________________

Credit Agreement dated as of August 8, 2013 among Tribute Pharmaceuticals Canada Inc., as Borrower, the other loan parties party thereto, the financial institutions party thereto from time to time, as Lenders, and SWK Funding LLC, as Agent

Interests Assigned:

	Term Loan	Pro Rata Share
Assignor Amounts (pre-assignment)	$	%
Assignee Amounts (pre-assignment)	$	%
Amounts Assigned	$	%
Assignor Amounts (post-assignment)	$	%
Assignee Amounts (post-assignment)	$	%

Assignee Information:

Address for Notices: ________________________________ ________________________________ Attention: _______________ Telephone: _______________ Telecopy: _______________	Address for Payments: Bank: _____________________ ABA #: _____________________ Account #: _____________________ Reference: _____________________

[Tribute] Form of Assignment Agreement (Exhibit A)

Exhibit B

Form of Compliance Certificate

Please refer to the Credit Agreement dated as of August 8, 2013 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) among the undersigned (“Borrower”), the lenders party thereto from time to time, as Lenders, and SWK Funding LLC, as administrative agent (“Agent”).  This certificate (this “Certificate”), together with supporting calculations attached hereto, is delivered to Agent pursuant to the terms of the Credit Agreement.  Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

Enclosed herewith is a copy of the [annual audited/quarterly] financial statements required under the Credit Agreement as at and for the period ending  [________________] (the “Computation Date”), which financial statements fairly present in all material respects the financial condition and results of operations of the Persons covered by such financial statements as of the Computation Date and for the period then ended and have been prepared in accordance with GAAP consistently applied (subject to the absence of footnotes and to normal year-end adjustments).

Borrower hereby certifies and warrants that the computations set forth on the schedule attached hereto correspond to the computations required by Sections 7.13.1 and 7.13.2 of the Credit Agreement and such computations are true and correct as at the Computation Date.

Borrower further certifies that no Event of Default or Default has occurred and is continuing [except as set forth on Annex I hereto, which Annex describes such Event of Default or Default and the steps, if any, being taken to cure it].

Borrower has caused this Certificate to be executed and delivered by its officers thereunto duly authorized on _____________.

Tribute Pharmaceuticals Canada Inc.

By:
Title:

[Tribute] Form of Compliance Certificate (Exhibit B)

Schedule to Compliance Certificate

Dated as of _________________1

A.	Section 7.13.1 – Consolidated Unencumbered Liquid Assets

1A.
Cash Equivalent Investments owned by Borrower and its Subsidiaries on a consolidated basis which are not the subject of any Lien or other arrangement with any creditor to have its claim satisfied out of the asset (or proceeds thereof) prior to the general creditors of Borrower and such Subsidiaries other than the Lien for the benefit of the Lenders or Agent:

a.	any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof	$________

b.	commercial paper, or corporate demand notes, in each case (unless issued by a Lender or its holding company) rated at least A-l by Standard & Poor’s Ratings Group or P-l by Moody’s Investors Service, Inc.	$________

c.	any certificate of deposit (or time deposit represented by a certificate of deposit) or banker’s acceptance maturing not more than one year after such time, or any overnight Federal Funds transaction that is issued or sold by any Lender (or by a commercial banking institution that is a member of the Federal Reserve System or is a U.S. branch of a foreign banking institution and has a combined capital and surplus and undivided profits of not less than $500,000,000)	$________

d.	term deposits, certificates of deposit or overnight bank deposits having maturities of one year or less from the date of acquisition, issued by any commercial bank organized under the laws of Canada or any of its provinces, having a combined capital and surplus of not less than $500,000,000.	$________

e.	any repurchase agreement entered into with any Lender (or commercial banking institution of the nature referred to in clause (c) or (d) above) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (d) above and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder	$________

f.	money market accounts or mutual funds which invest exclusively or substantially in assets satisfying the foregoing requirements	$________

g.	cash	$________

h.	other short term liquid investments approved in writing by Agent	$________

1B.	Total of a through h above	$________

2.	Minimum Required	$1,000,000
_________________

1 The descriptions of the calculations set forth in this certificate are sometimes abbreviated for simplicity, but are qualified in their entirety by reference to the full text of the calculations provided in the Credit Agreement.

[Tribute] Form of Compliance Certificate (Exhibit B)

B.	Section 7.13.2 – Minimum Net Sales

1. Net Sales for twelve consecutive month period ending on the Computation Date	$________
2. Royalties for twelve consecutive month period ending on the Computation Date	$________
3. Sum of items (1) and (2)	$________
4. Minimum Required	$________

[Tribute] Form of Compliance Certificate (Exhibit B)

Exhibit C

Form of Note

PROMISSORY NOTE

$6,000,000.00	August __, 2013

FOR VALUE RECEIVED and pursuant to the terms of this Promissory Note (this “Note”), the undersigned, TRIBUTE PHARMACEUTICALS CANADA INC., an Ontario corporation (“Borrower”), having an address at 151 Steeles Avenue East, Milton, Ontario, Canada, 19T 1Y1, promises to pay to the order of SWK FUNDING LLC, a Delaware limited liability company as agent, sole lead arranger and bookrunner (in such capacity, “Agent” and together with all subsequent holders of this Note being hereinafter referred to collectively, as “Holder”), for the benefit of Lenders (as defined below), having an address at 15770 North Dallas Parkway, Suite 1290, Dallas, Texas 75248, or at such other place as Holder hereof may designate in writing, the principal sum of up to SIX MILLION AND NO/100 DOLLARS ($6,000,000.00), pursuant to that certain Credit Agreement, of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among Borrower, the lenders party thereto from time to time (each a “Lender” and collectively, the “Lenders”), and Agent, together with interest on the unpaid amount from time to time outstanding under this Note at the rate or rates of interest provided therefor in the Credit Agreement.  This Note evidences the obligation of Borrower to repay, with interest thereon, the Loans under the Credit Agreement made by Lenders to Borrower pursuant to the Credit Agreement.

DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

PRINCIPAL AND INTEREST

Principal.  Borrower shall make payments on the principal balance of this Note and accrued interest on the principal balance of this Note in accordance with the provisions of the Credit Agreement.  If not sooner paid, the entire unpaid principal balance of this Note and all interest thereon shall be paid on the Term Loan Maturity Date.

Interest. Interest on the unpaid balance of this Note will accrue from the date of this Note until final payment thereof in accordance with the applicable provisions of the Credit Agreement.

Prepayments.  Borrower may prepay the principal sum outstanding from time to time hereunder as provided in the Credit Agreement, subject to any prepayment premium set forth in the Credit Agreement.

[Tribute] Form of Note

INCORPORATION OF CREDIT AGREEMENT

This Note has been issued pursuant to the Credit Agreement, and all of the terms, covenants and conditions of the Credit Agreement (including all Exhibits and Schedules thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full.

EVENTS OF DEFAULT

Upon the occurrence and during the continuance of an Event of Default, in accordance with the terms of the Credit Agreement and the other Loan Documents, as applicable, in addition to any other remedies to which the holder of this Note may be entitled, the total unpaid principal balance of the indebtedness evidenced hereby, together with all accrued but unpaid interest hereon, and all other sums owing hereunder, under the Credit Agreement or under any other Loan Document, may be declared to be immediately due and payable.

LAWFUL LIMITS

All agreements between Borrower and Holder are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws.  If, from any circumstances whatsoever, fulfillment of any provision hereof, of the Credit Agreement or of any other Loan Documents shall involve transcending the limit of validity prescribed by any law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and, if from any circumstance Holder shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.  This provision shall control every other provision of all agreements between Borrower and Holder.

MISCELLANEOUS

WAIVERS.  PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT OR DISHONOR, PROTEST, NOTICE OF PROTEST, DEMAND, NOTICE OF DEMAND, NOTICE OF ACCELERATION OR INTENT TO ACCELERATE AND ALL OTHER NOTICES IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE, DEFAULT OR ENFORCEMENT OF THIS NOTE ARE HEREBY IRREVOCABLY WAIVED BY BORROWER.

Exercise of Remedies.  No delay on the part of Holder in the exercise of any right, power or remedy hereunder, under the Credit Agreement or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise by Holder of any right, power or remedy hereunder, under the Credit Agreement or under any other Loan Document preclude other or further exercise thereof, or the exercise of any other right, power or remedy.  Upon the occurrence and continuance of an Event of Default, Holder shall at all times have the right to proceed against any portion of the Collateral in such order and in such manner as Holder may deem fit, without waiving any rights with respect to any other security.

[Tribute] Form of Note

Invalid Provisions.  The illegality or unenforceability of any provision of this Note shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Note.

Governing Law.  THIS NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Definition of Note.  All references to “Note” or “Notes” in the Loan Documents shall also include this Note, to the extent not returned to Borrower for cancellation, as the same may be amended, supplemented, modified, divided and/or restated and in effect from time to time.

New Notes.  Upon Agent’s written request Borrower shall execute and deliver to Agent new Notes and/or split or divide the Notes, or any of them, in exchange for the then existing Notes, in such smaller amounts or denominations as Agent shall specify; provided, that the aggregate principal amount of such new, split or divided Notes shall not exceed the aggregate principal amount of the Notes outstanding at the time such request is made; and provided, further, that such Notes that are replaced shall then be deemed no longer outstanding under the Credit Agreement and replaced by such new Notes and returned to Borrower within a reasonable period of time after Agent’s receipt of the replacement Notes.

Replacement Notes.  Upon receipt of evidence reasonably satisfactory to Borrower of the mutilation, destruction, loss or theft of any Notes and the ownership thereof, Borrower shall, upon the written request of the holder of such Notes, execute and deliver in replacement thereof new Notes in the same form, in the same original principal amount and dated the same date as the Notes so mutilated, destroyed, lost or stolen; and such Notes so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding under the Credit Agreement.  If the Notes being replaced have been mutilated, they shall be surrendered to Borrower; and if such replaced Notes have been destroyed, lost or stolen, such holder shall furnish Borrower with an indemnity in writing to indemnify, defend and save them harmless in respect of such replaced Notes.

Tribute Pharmaceuticals Canada Inc.

By:	/s/
Name
Title

[Tribute] Form of Note

Exhibit D

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE •.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, IF IN EACH CASE AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON EXCHANGES IN CANADA.

THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

Void after 5:00 p.m. (Toronto time) on the • day of •, •

Number of Warrants: •	Warrant Certificate No. USWA-201•-0•-00•

TRIBUTE PHARMACEUTICALS CANADA INC.

(Organized under the laws of the Province of Ontario)

This is to certify that, for value received, SWK FUNDING LLC, 15770 Dallas Parkway,  Suite 1290, Dallas, TX 75248 (the “Holder” which shall be deemed to include an assignee of this Warrant Certificate if this Warrant Certificate is assigned pursuant to the terms below), shall have the right to purchase from TRIBUTE PHARMACEUTICALS CANADA INC. (the “Corporation”), at any time and from time to time up to 5:00 p.m. (Toronto time) on • (the “Expiry Time”), one fully paid and non-assessable Common Share for each Warrant (individually, a “Warrant”) represented hereby at a price of US$• per Common Share (the “Exercise Price”), such number of Warrants and the Exercise Price being subject to adjustment as provided herein, upon and subject to the terms and conditions set forth herein.

1.               For the purposes of this certificate (the “Warrant Certificate”), the following terms shall have the following meanings:

(a)
“Common Shares” means common shares without par value in the capital of the Corporation as constituted as of the date hereof, provided that in the event of a subdivision, redivision, reduction, combination or consolidation thereof or any other adjustment under Section 8 herein, or successive such subdivisions, redivisions, reductions, combinations, consolidations or other adjustments, then subject to the adjustments, if any, having been made in accordance with the provisions of this Warrant Certificate, “Common Shares” shall thereafter mean the shares, other securities or other property resulting from such subdivision, redivision, reduction, combination or consolidation or other adjustment.

(b)
“Credit Agreement” means the Credit Agreement dated as of August 8, 2013 between the Corporation, as Borrower, the Lenders party thereto and SWK Funding LLC, as Agent, Sole Lead Arranger and Sole Bookrunner.

(c)
“Purchase Price” means, with respect to any exercise of this Warrant (whether in whole or in part), an amount equal to the then-effective Exercise Price multiplied by the number of Common Shares as to which this Warrant is then exercised.

2.               All Warrant Certificates shall be signed by an officer of the Corporation holding office at the time of signing, or any successor or replacement of such person and notwithstanding any change in any of the persons holding said offices between the time of actual signing and the delivery of the Warrant Certificate, the Warrant Certificate so signed shall be valid and binding upon the Corporation.

3.               All rights under any of the Warrants in respect of which the right of subscription and purchase therein provided for shall not theretofore have been exercised shall wholly cease and such Warrants shall be wholly void and of no valid or binding effect after the Expiry Time.

4.               The right to purchase Common Shares of the Corporation pursuant to the Warrants may only be exercised by the Holder at or before the Expiry Time by:

(a)	duly completing and executing a subscription substantially in the form attached as Schedule “A” (the “Subscription Form”), in the manner therein indicated; and

(b)
surrendering this Warrant Certificate and the duly completed and executed Subscription Form to the Corporation prior to the Expiry Time at its office at 151 Steeles Avenue East, Milton, Ontario, Canada 19T 1Y1, together with payment of the purchase price for the Common Shares subscribed for in the form of cash or a certified cheque payable to the Corporation or via wire transfer to an account designated by the Corporation in an amount equal to the then applicable Exercise Price multiplied by the number of Common Shares subscribed for.

(c)
The foregoing tangible deliveries may be made electronically by the Holder (including via fax), and the foregoing payment may made via wire transfer to the following account: HSBC Bank, HKBCCATT,016,10352,039167-070, 285 King Street, London, ON N6B 3M6 or such other account as may be designated by the Corporation from time to time (an “Electronic Exercise”). Holder shall deliver originals of the tangible deliveries within three business days of the date of an Electronic Exercise.

(d)
In lieu of exercising this Warrant upon payment of the Exercise Price, the Holder may, prior to the Expiry Time, at its sole option, elect to receive Common Shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrendering this Warrant and delivering the Subscription Form with the election thereon to receive the Common Shares without payment of the Exercise Price (the “Cashless Exercise”). In the event the Cashless Exercise is elected, the Company shall issue to the Holder a number of Common Shares computed and determined by the following formula:

Common Shares to be issued                                                                =           ((A x B) – (Purchase Price))/B

pursuant to the Cashless Exercise

  Where:

(i)           “A” is equal to the total number of Common Shares as to which this Warrant is then being exercised; and

(ii)           “B” is equal to the Current Market Price (defined below).

5.               Upon delivery and payment as set forth in Section 4 herein (including via an Electronic Exercise), the Corporation shall cause to be issued to the Holder the number of Common Shares subscribed for by the Holder and the Holder shall become a shareholder of the Corporation in respect of such Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates evidencing such shares.  The Corporation shall cause such certificate or certificates to be mailed to the Holder at the address or addresses specified in the Subscription Form within five (5) business days of such delivery and payment as set forth in Section 4 herein or, if so instructed by the Holder, held for pick-up by the Holder at the principal office of the Corporation. Notwithstanding any adjustment provided for in Section 8 herein, the Corporation shall not be required upon the exercise of any Warrants to issue fractional Common Shares in satisfaction of its obligations hereunder and the Holder understands and agrees that it will not be entitled to any cash payment or other form of compensation in respect of a fractional Common Share that might otherwise have been issued.

6.               The holding of a Warrant shall not constitute the Holder a shareholder of the Corporation nor entitle him to any right or interest in respect thereof except as herein expressly provided.

7.               The Corporation covenants and agrees that until the Expiry Time, while any of the Warrants shall be outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided, as such right of purchase may be adjusted pursuant to Sections 8 and 9 herein. The Corporation further covenants and agrees that while any of the Warrants shall be outstanding, the Corporation shall (a) comply with the securities legislation applicable to it in order that the Corporation not be in default of any requirements of such legislation; (b) use its commercially reasonable best efforts to do or cause to be done all things necessary to preserve and maintain its corporate existence; and (c) at its own expense expeditiously use its commercially reasonable best efforts to obtain the listing of such Common Shares (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the Common Shares may be listed from time to time. All Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.

8. (a)
For the purpose of this section 8, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor:

“Current Market Price” of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the OTCQB  or, if the Common Shares are not then listed on the OTCQB, on such other stock exchange on which the shares trade as may be selected by the directors of the Corporation for such purpose; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said twenty (20) consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any stock exchange or traded in the over-the-counter market, then the Current Market Price shall be determined by such independent valuation firm as mutually selected by the directors of the Corporation and the Holder;

“director” means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Corporation as a board or, whenever empowered, action by the executive committee of such board; and

“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(b)
If and whenever at any time after the date hereof and prior to the Expiry Time the Corporation shall (i) subdivide or redivide its then outstanding Common Shares into a greater number of Common Shares, (ii) reduce, combine or consolidate its then outstanding Common Shares into a lesser number of Common Shares or (iii) issue Common Shares (or securities exchangeable for or convertible into Common Shares) to the holders of all or substantially all of its then outstanding Common Shares by way of a stock dividend or other distribution (any of such events herein called a “Common Share Reorganization”), then the Exercise Price shall be adjusted effective immediately after the effective date of any such event in (i) or (ii) above or the record date at which the holders of Common Shares are determined for the purpose of any such dividend or distribution in (iii) above, as the case may be, by multiplying the Exercise Price in effect on such effective date or record date, as the case may be, by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would be outstanding if such securities were exchanged for or converted into Common Shares.

(c)
If at any time after the date hereof and prior to the Expiry Time the Corporation shall fix a record date for the issuance or distribution to the holders of all or substantially all of the outstanding Common Shares, of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being herein called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for the Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)           the numerator of which shall be the aggregate of

(A)	the number of Common Shares outstanding on the record date for the Rights Offering; and

(B)           the quotient determined by dividing

(I)
either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

(II)	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)
the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this Section 8(c), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be.  Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 8(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this Section 8(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(d)
If at any time after the date hereof and prior to the Expiry Time, the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the Common Shares of:

(i)           shares of the Corporation of any class other than Common Shares;

(ii)
rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of at least 95% of the Current Market Price of the Common Shares on such record date);

(iii)           evidences of indebtedness of the Corporation; or

(iv)	any property or assets of the Corporation (including cash, but excluding cash dividends paid in the ordinary course);

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A)           the numerator of which shall be the difference between

(I)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(II)
the fair value, as determined by the directors of the Corporation, to the holders of the Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 8(d) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this Section 8(d), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect if the Current Market Price had been determined on the basis of the number of Common Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(e)
If and whenever at any time after the date hereof and prior to the Expiry Time there is a capital reorganization of the Corporation or a reclassification or other change in the Common Shares (other than a Common Share Reorganization) or a consolidation or merger or amalgamation of the Corporation with or into any other corporation or other entity (other than a consolidation, merger or amalgamation which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities), or a transfer of all or substantially all of the Corporation’s undertaking and assets to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a “Capital Reorganization”), after the effective date of the Capital Reorganization the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Holder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of Common Shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder has been the registered holder of the number of Common Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants.  If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant Certificate.

(f)
If and whenever at any time after the date hereof and prior to the Expiry Time, any of the events set out in Sections 8(b), (c), (d) or (e) herein shall occur and the occurrence of such event results in an adjustment of the Exercise Price pursuant to the provisions of this Section 8, then the number of Common Shares purchasable pursuant to this Warrant shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(g)
If the Corporation takes any action affecting its Common Shares to which the foregoing provisions of this Section 8, in the opinion of the board of directors of the Corporation, acting in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes hereof, or would otherwise materially affect the rights of the Holder hereunder, then the Corporation shall, subject to the approval of the OTCQB (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable), execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting in good faith.  The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.

9.               The following rules and procedures shall be applicable to the adjustments made pursuant to Section 8 herein:

(a)
any Common Shares owned or held by or for the account of the Corporation shall be deemed not be to outstanding except that, for the purposes of Section 8 herein, any Common Shares owned by a pension plan or profit sharing plan for employees of the Corporation or any of its subsidiaries shall not be considered to be owned or held by or for the account of the Corporation;

(b)
no adjustment in the Exercise Price or the number of Common Shares purchasable pursuant to this Warrant shall be required unless a change of at least 1% of the prevailing Exercise Price or the number of Common Shares purchasable pursuant to this Warrant would result, provided, however, that any adjustment which, except for the provisions of this Section 9(b), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

(c)
the adjustments provided for in Section 8 herein are cumulative and shall apply to successive subdivisions, consolidations, dividends, distributions and other events resulting in any adjustment under the provisions of such item;

(d)
in the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in Sections 8(b)(iii) and 8(d) herein, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected;

(e)
if the Corporation sets a record date to take any action and thereafter and before the taking of such action abandons its plan to take such action, then no adjustment to the Exercise Price will be required by reason of the setting of such record date;

(f)
as a condition precedent to the taking of any action which would require any adjustment to the Warrants evidenced hereby, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation shall have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all of the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof;

(g)
forthwith, but no later than fourteen (14) days, after any adjustment to the Exercise Price or the number of Common Shares purchasable pursuant to the Warrants, the Corporation shall provide to the Holder a certificate of an officer of the Corporation certifying as to the amount of such adjustment and, in reasonable detail, describing the event requiring and the manner of computing or determining such adjustment;

(h)
any question that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or other adjustment pursuant to Section 8 herein shall be conclusively determined by an independent valuation firm (as mutually selected by the Corporation and Holder) and shall be binding upon the Corporation and the Holder;

(i)
any adjustment to the Exercise Price under the terms of this Warrant Certificate shall (if required) be subject to the prior approval of the OTCQB (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable); and

(j)
in case the Corporation, after the date of issue of this Warrant Certificate, takes any action affecting the Common Shares, other than an action described in Section 8 herein, which in the opinion of the directors of the Corporation would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Corporation but subject in all cases to any necessary regulatory approval, including approval of the OTCQB (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable).  Failure of the taking of action by the directors of the Corporation so as to provide for an adjustment on or prior to the effective date of any action by the Corporation affecting the Common Shares will be conclusive evidence that the board of directors of the Corporation has determined that it is equitable to make no adjustment in the circumstances.

10.             On the happening of each and every such event set out in Section 8 herein, the applicable provisions of this Warrant Certificate, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

11.             The Corporation shall not be required to deliver certificates for Common Shares while the share transfer books of the Corporation are properly closed, having regard to the provisions of Sections 8 and 9 herein, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Common Shares called for thereby during any such period, delivery of certificates for Common Shares may be postponed for not more than five (5) business days after the date of the reopening of said share transfer books; provided, however, that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder so surrendering the same and making payment during such period to receive after the share transfer books shall have been re-opened such certificates for the Common Shares called for, as the same may be adjusted pursuant to Sections 8 and 9 herein as a result of the completion of the event in respect of which the transfer books were closed.

12.             Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings.  No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder or officer of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under the Warrants are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders or officers of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder or officer being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants.

13.             The Holder may subscribe for and purchase (including via Cashless Exercise) any lesser number of Common Shares than the number of Common Shares expressed in any Warrant Certificate.  In the case of any subscription for a lesser number of Common Shares than expressed in any Warrant Certificate (including via Cashless Exercise), the Holder hereof shall be entitled to receive, at no cost to the Holder, a new Warrant Certificate in respect of the balance of Warrants not then exercised.  Such new Warrant Certificate shall be mailed to the Holder by the Corporation or, at its direction, the transfer agent of the Corporation, contemporaneously with the mailing of the certificate or certificates representing the Common Shares issued pursuant to Section 5 herein.

14.             If any Warrant Certificate becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and sign a new Warrant Certificate of like denomination, tenor and date as the Warrant Certificate so stolen, lost, mutilated or destroyed for delivery to the Holder.  The applicant for the issue of a new Warrant Certificate pursuant to this section 14 shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Corporation the mutilated Warrant Certificate, and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation in its discretion, acting reasonably, and the applicant shall also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Corporation in its discretion, acting reasonably, and shall pay the reasonable charges of the Corporation in connection therewith.

15.	The Holder may transfer the Warrants represented hereby by:

(a)	duly completing and executing the transfer form attached as Schedule “B” (“Transfer Form”); and

(b)
surrendering this Warrant Certificate and the completed Transfer Form, together with such other documents as the Corporation may reasonably request, subject to the last sentence of this Section 15 to the Corporation at the address set forth on the Transfer Form or such other office as may be specified by the Corporation, in a written notice to the Holder, from time to time, provided that all such transfers shall be effected in accordance with all applicable securities laws, and provided that, after such transfer, the term “Holder” shall mean and include any transferee or assignee of the current or any future Holder. In order to establish compliance with applicable securities legislation, the Corporation may require the delivery of a legal opinion delivered by legal counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to the effect that the transfer does not require registration under the U.S. Securities Act or any applicable state securities laws. If only part of the Warrant evidenced hereby is transferred, the Corporation will deliver to the Holder and the transferee a replacement Warrant substantially in the form of this Warrant. The foregoing deliveries in this Section 15 may be delivered by Holder electronically (including via fax) with originals to follow three (3) business days thereafter.  If such transfer is by a Holder to its Affiliate (as defined under the U.S. Securities Act and to the extent such Affiliate organized in the United States), such transfer shall be effectuated pursuant to Section 15(a) and (b).

16.             This Warrant may only be exercised by a person that: (a) certifies that it is not a U.S. Person and that such Warrant is not being exercised within the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States; or (b) furnishes a written opinion of counsel satisfactory to the Corporation to the effect that the Common Shares issuable upon exercise of the Warrant have been registered under the U.S. Securities Act and applicable state securities laws or are exempt from registration thereunder; or (c) is purchasing the Common Shares directly from the Corporation pursuant to a duly completed Subscription Form for its own account or for the account of a beneficial purchaser, is exercising the Warrant for its own account or for the account of such original beneficial purchaser (if any), and is (and such beneficial purchaser, if any, also is) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act. The Holder acknowledges that a legend to that effect may be placed on any certificates representing the Common Shares issued on exercise of the rights represented by this Warrant. Terms used in this paragraph have the meanings given to them in Regulation S under the 1933 Act.

17.             Any certificate representing Common Shares issued upon the exercise of this Warrant prior to · will bear the following legends:

                  “UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE ·.”

“THESECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “
U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, IF IN EACH CASE AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON EXCHANGES IN CANADA.”

provided, that if the Common Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S at a time when the Corporation is a “foreign issuer” as defined in Regulation S at the time of sale, the legend set forth above in this Section 8 may be removed by providing a declaration to the registrar and transfer agent of the Corporation, as set forth in Schedule “C” attached hereto (or in such other form as the Corporation may prescribe from time to time); and provided, further, that, if the Common Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Corporation, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

18.
In the event the Corporation, at any time prior to the Expiry Time, proposes to file on behalf of any shareholder a registration statement under the U.S. Securities Act on any form (other than a registration statement on Form S-4 or S-8) for shares held by any such shareholder, the Corporation shall offer to include in such registration statement the Common Shares of Holder (whether issued or issuable under the Warrants).  Such shares shall be registered, along with such other shares, on a pro rata basis on terms customary for a transaction of this type and nature.

19.
The Corporation will maintain a register of holders of Warrants at its principal office.  The Corporation may deem and treat the registered holder of any Warrant Certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.  A Holder shall be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Holder of the Common Shares purchasable pursuant to such Warrant shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into the title of any such Holder, except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

20.	The Corporation shall notify the Holder forthwith of any change of the Corporation’s address.

21.	The Corporation represents, warrants and covenants as follows:

(a)
The Corporation hereby represents and warrants that it is authorized to create and issue the Warrant and covenants and agrees that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Warrant and the certificate or certificates representing such Common Shares to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided for in this Warrant. All Common Shares which are issued upon the exercise of the right of purchase provided in this Warrant, upon payment therefor of the amount at which such Common Shares may be purchased pursuant to the provisions of this Warrant, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. This Warrant does not violate the Corporation’s articles of amalgamation or current by-laws. The Corporation hereby represents and warrants that this Warrant is a legal, valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity and concepts of reasonableness.

(b)
No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Corporation of its obligations under this Warrant, except for any filings required under applicable local securities laws.

(c)
All issued and outstanding Common Shares and other securities of the Corporation have been duly authorized and validly issued and are fully paid and nonassessable. To the Corporation’s knowledge, all outstanding Common Shares and other securities were issued in full compliance with all applicable securities laws.

(d)
The Corporation has in full force and effect insurance policies, with extended coverage, insuring the Corporation and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

(e)
At all times (if any) during the term of this Warrant when (i) the Corporation shall not be required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and/or (ii) the Common Shares shall no longer be listed or quoted for trading on a national securities exchange or over-the-counter market, Holder shall be entitled to the information rights contained in Section 6.1 of the Credit Agreement and, to such extent, Section 6.1 of the Credit Agreement is hereby incorporated into this Warrant by this reference as though fully set forth herein.

(f)
To Company’s knowledge, all material information regarding the Company has been publicly disclosed that is required to be disclosed under the Exchange Act (with respect to such information disclosed on a Form 8-K, without regard for the Form 8-K item number under which it was filed).

22.             Subject to the express terms above, Section 10.2 of the Credit Agreement with respect to notices is incorporated herein by reference.

23.             If for any reason, other than the failure or default of the Holder, the Corporation is legally prohibited to issue and deliver the Common Shares or other securities as contemplated herein to the Holder upon the proper exercise by the Holder of the right to purchase any of the Common Shares purchasable upon exercise of the Warrants represented hereby, the Corporation may pay, at its option and in complete satisfaction of its obligations and the rights of the Holder hereunder, to the Holder, in cash, an amount equal to the difference between the Exercise Price and the Current Market Price of such Common Shares or other securities on the date of exercise by the Holder, and upon such payment the Corporation shall have no liability or other obligation to the Holder relating to or in respect of the Warrants or this Warrant Certificate.

24.             This Warrant Certificate shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable herein.

25.             This Warrant Certificate shall inure to the benefit of and shall be binding upon the Holder and the Corporation and their respective successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer.

  DATED as of the • day of •, •.

TRIBUTE PHARMACEUTICALS CANADA INC.

Per:
Authorized Signatory

[Warrant Signature Page]

Schedule “A”

SUBSCRIPTION FORM

TO BE COMPLETED IF WARRANTS ARE TO BE EXERCISED:

TO:	TRIBUTE PHARMACEUTICALS CANADA INC.
151 Steeles Avenue East, Milton, Ontario, Canada 19T 1Y1

The undersigned hereby subscribes for   Common Shares of Tribute Pharmaceuticals Canada Inc. according to the terms and conditions set forth in the annexed Warrant Certificate (or such number of other securities or property to which such Warrant Certificate entitles the undersigned to acquire under the terms and conditions set forth in such Warrant Certificate).

As at the time of exercise hereunder, the undersigned represents, warrants and certifies as follows:

☐
it (and any person named hereunder to which common shares are to be issued) is not a U.S. person or a person within the United States and the Warrant is not being exercised within the United States or on behalf of or for the account or benefit of, a U.S. person or a person within the United States (“United States” and “U.S. person” have the meanings given to them in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)); OR

☐
it, or any beneficial purchase from whom it is exercising the Warrant, purchased the Warrant directly from the Corporation and it is exercising the Warrant for its own account or for the account of such original beneficial purchaser (if any), and is (and such beneficial purchaser, if any, also is) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act and it has filled out the U.S. Accredited Investor Status Certificate accompanying this Subscription Form; OR

☐
it is furnishing herewith a written opinion of counsel (which must be satisfactory to the Corporation) to the effect that the common shares issuable upon exercise of the Warrant have been registered under the U.S. Securities Act and applicable state securities laws or are exempt from registration requirements thereunder.

If the undersigned has indicated that the undersigned is an "accredited investor" by checking the second box above, the undersigned additionally represents and warrants to the Corporation that:

1.
the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the common shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.
the undersigned is: (i) purchasing the common shares for his or her own account or for the account of one or more "accredited investors" with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the common shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the common shares as agent or trustee for any other person or persons (each a "Beneficial Owner"), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is an "accredited investors"; and

3.
the undersigned has not exercised the Warrants as a result of any form of "general solicitation" or "general advertising" (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet or broadcast over radio, television, the internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is an "accredited investors" by checking the second box above, the undersigned also acknowledges and agrees that:

1.
the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as the undersigned has considered necessary or appropriate in connection with the undersigned's investment decision to acquire the common shares;

2.
if the undersigned decides to offer, sell or otherwise transfer any of the common shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such common shares directly or indirectly, unless:

(a)	the sale is to the Corporation;

(b)
the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)
the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by (i) Rule 144 thereunder, if available, or (ii) Rule 144A thereunder, if available, to a person who the seller reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the U.S. Securities Act, a "Qualified Institutional Buyer") that is purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance of Rule 144A under the U.S. Securities Act, and, in both cases, in accordance with any applicable state securities laws; or

(d)
the common shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation;

3.
the common shares are "restricted securities" under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the common shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.
the Corporation has no obligation to register any of the common shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder) and if the Corporation is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 may not be available for resales of the common shares;

5.
the certificates representing the common shares (and any certificates issued in exchange or substitution for the common shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

6.
delivery of certificates bearing such a legend may not constitute "good delivery" in settlement of transactions on Canadian stock exchanges or over-the-counter markets, but if the Corporation is a "foreign issuer" within the meaning of Regulation S under the U.S. Securities Act at the time of sale, a new certificate will be made available to the undersigned upon provision by the undersigned of a declaration in the form attached hereto; provided however, that the Corporation (i) is not obligated to remain a "foreign issuer" within the meaning of Regulation S, (ii) may not, at the time the common shares are resold by it or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause the Corporation not to be a foreign issuer, and if the Corporation is not a foreign issuer at the time of any sale or other transfer of such Securities pursuant to Rule 904 of Regulation S, the certificates representing such securities may continue to bear the legend described above;

7.
purchasing, holding and disposing of the common shares may have tax consequences under the laws of both Canada and the United States, and the undersigned is solely responsible for determining the tax consequences applicable to its particular circumstances and should consult its own tax advisors concerning investment in such common shares; and

8.
the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

Address for Delivery of Common Shares:

_____________________________________

_____________________________________

_____________________________________

Attention : ____________________________

☐              Exercise Price Tendered (US$_____ per Common Share or as adjusted) $______________ OR

☐              Cashless Exercise Election.

  Dated at  , this   day of  ,     20        .

)
Witness:	)	Holder’s Name
)
	)	Authorized Signature
)
	)	Title (if applicable)

Signature guaranteed1:
_________________________________________________________________________________________________________________________________________
1.               If the Common Shares are to be registered in a name other than the name of the registered Warrant Holder, the signature of the Warrant Holder must be medallion guaranteed by a bank, trust company or a member of a stock exchange in Canada.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of TRIBUTE PHARMACEUTICALS CANADA INC. (the "Corporation") by the holder, the holder hereby represents and warrants to the Corporation that the holder, and each beneficial owner (each a "Beneficial Owner"), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write "W/H" for the undersigned holder, and "B/O" for each beneficial owner, if any, on each line that applies):

____ (1)
Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934 or any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

____ (2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

____ (3)
Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

____ (4)
Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

____ (5)
Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds US$1,000,000; for purposes of this calculation, if the mortgage or other indebtedness secured by the Subscriber’s primary residence exceeds its value and the mortgagee or other lender has recourse to the Subscriber personally for any deficiency, the amount of any excess must be considered a liability and deducted from the Subscriber’s net worth; or

____ (6)
Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

Schedule “B”

WARRANT TRANSFER FORM

                  FOR VALUE RECEIVED, the undersigned (the “Transferor”) hereby sells, assigns and transfers unto (name) ________________________________________ (the “Transferee”) of (address) _____________________________________________________________________ those certain Warrants (and the rights therein) of TRIBUTE PHARMACEUTICALS CANADA INC. (the “Corporation”) registered in the name of the undersigned, and irrevocably appoints the Corporation as the attorney of the undersigned to transfer the said securities on the register of transfers for said Warrant, with full power of substitution.

  The undersigned hereby certifies for the benefit of the Corporation that it has otherwise complied with the transfer restrictions and limitations noted on any legend appearing on the Warrant.

  NOTICE:                      The signature of this assignment must correspond with the name as written upon the face of the Warrant, in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.  The guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

  Dated at ____________________ this _____ day of _______________, 20__.

(Signature of transferring Warrantholder)

Name (please print)

Address

TRANSFEREE ACKNOWLEDGMENT

In connection with this transfer (check one):

☐
The undersigned transferee hereby certifies that (i) it was not offered the Warrants while in the United States and did not execute this certificate while within the United States; (ii) it is not acquiring any of the Warrants represented by this Warrant Certificate by or on behalf of person within the United States; and (iii) it has in all other respects complied with the terms of Regulation S of United States Securities Act of 1933, as amended (the “1933 Act”), or any successor rule or regulation of the United States Securities and Exchange Commission as presently in effect; OR

☐
The undersigned transferee is delivering a written opinion of U.S. Counsel acceptable to the Company to the effect that this transfer of Warrants has been registered under the 1933 Act or is exempt from registration thereunder.

(Signature of Transferee)

Date	Name of Transferee (please print)

The Warrants and the common shares issuable upon exercise of the Warrants shall only be transferable in accordance with applicable laws.  The Warrants may only be exercised in the manner required by the certificate representing the Warrants and the Warrant Exercise Form attached thereto.  Any common shares acquired pursuant to this Warrant shall be subject to applicable hold periods and any certificate representing such common shares will bear restrictive legends.

Schedule “C”

DECLARATION FOR REMOVAL OF LEGEND

TO:	______________________________ as registrar and transfer agent for the common shares of Tribute Pharmaceuticals Canada Inc. (the “Corporation”).

The undersigned (A) acknowledges that the sale of the ____________________ represented by certificate number _______________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Corporation or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange or any other designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

Dated: ____________________________

Signature of individual (if Purchaser is an individual)

Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)